EXHIBIT 10.1

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                                     PART I
                                  PBSJ EMPLOYEE
                         PROFIT SHARING PLAN PROVISIONS

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                                TABLE OF CONTENTS
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
                                  ARTICLE I
                                 DEFINITIONS                                                                    1-1

                                  ARTICLE II
                                 ELIGIBILITY                                                                    2-1

2.1      Conditions of Eligibility..............................................................................2-1
2.2      Terms and Conditions of Participation..................................................................2-1
2.3      Participation After Re-Employment......................................................................2-1
2.4      Determination of Eligibility...........................................................................2-1
2.5      Termination of Eligibility.............................................................................2-1
2.6      Omission of Eligible Employee..........................................................................2-2
2.7      Election Not To Participate............................................................................2-2
2.8      Family Attribution.....................................................................................2-2

                                   ARTICLE III
                          CONTRIBUTIONS AND ALLOCATIONS

3.1      Formula for Determining Employer's Contribution........................................................3-1
3.2      Participant's Salary Reduction Election................................................................3-1
3.3      Amount of Employer's Contribution......................................................................3-2
3.4      Time of Payment of Non-Elective Contribution...........................................................3-3
3.5      Time of Payment of Elective Contribution...............................................................3-3
3.6      Allocation of Contributions, Earnings
                  and Forfeitures...............................................................................3-3
3.7      Overall Limitation of Allocations......................................................................3-5
3.8      Adjustment for Excessive Allocations...................................................................3-5
3.9      Maximum Annual Additions...............................................................................3-7
3.10     Adjustment for Excessive Annual Additions.............................................................3-10
3.11     Transfers From Qualified Plans........................................................................3-11
3.12     Voluntary Contributions...............................................................................3-13
3.13     Directed Investment Account...........................................................................3-13

                                 ARTICLE IV
                                 VALUATIONS                                                                     4-1

4.1      Valuation of the Trust Fund............................................................................4-1
4.2      Method of Valuation....................................................................................4-1

                                 ARTICLE V
                 DETERMINATION AND DISTRIBUTION OF BENEFITS                                                     5-1

5.1      Payments of Benefits...................................................................................5-1
5.2      Method of Payment of Account...........................................................................5-4
5.3      Participant Benefit Payment Election...................................................................5-5
5.4      Required Distributions.................................................................................5-6
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5.5      Distribution for Minor Beneficiary.....................................................................5-7
5.6      Location of Participant or Beneficiary Unknown.........................................................5-7
5.7      Vesting................................................................................................5-7

                                 ARTICLE VI
                               ADMINISTRATION                                                                   6-1

6.1      Powers and Responsibilities of the Employer............................................................6-1
6.2      Assignment and Designation of
                  Administrative Authority......................................................................6-1
6.3      Allocation and Delegation of Responsibilities..........................................................6-2
6.4      Duties and Responsibilities............................................................................6-2
6.5      Records and Reports....................................................................................6-3
6.6      Appointment of Advisors................................................................................6-3
6.7      Information From Employer..............................................................................6-3
6.8      Payment of Expenses....................................................................................6-4
6.9      Majority Actions.......................................................................................6-4
6.10     Claims Procedure.......................................................................................6-4
6.11     Claims Review Procedure................................................................................6-4
6.12     Limitation on Benefits and Distributions...............................................................6-5

                                 ARTICLE VII
                                   TRUSTEE                                                                      7-1

7.1      Basic Responsibilities of the Trustee..................................................................7-1
7.2      Investment Powers and Duties of the Trustee............................................................7-1
7.3      Other Powers of the Trustee............................................................................7-2
7.4      Loans to Participants..................................................................................7-5
7.5      Duties of the Trustee Regarding Payments...............................................................7-6
7.6      Trustee's Compensation and Expenses and Taxes..........................................................7-7
7.7      Annual Report of the Trustee...........................................................................7-7
7.8      Audit..................................................................................................7-7
7.9      Resignation, Removal and Succession of Trustee.........................................................7-9
7.10     Transfer of Interest...................................................................................7-9
7.11     Employer Securities and Real Property.................................................................7-10

                               ARTICLE VIII
                      AMENDMENT, TERMINATION AND MERGES                                                         8-1

8.1      Amendment..............................................................................................8-1
8.2      Termination............................................................................................8-1
8.3      Merger or Consolidation................................................................................8-2

                                 ARTICLE IX
                                MISCELLANEOUS                                                                   9-1

9.1      Participant's Rights...................................................................................9-1
9.2      Alienation.............................................................................................9-1
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9.3      Construction of Agreement..............................................................................9-2
9.4      Gender and Number......................................................................................9-2
9.5      Legal Action...........................................................................................9-2
9.6      Prohibition Against Diversion of Funds.................................................................9-2
9.7      Bonding................................................................................................9-3
9.8      Employer's and Trustee's Protective Clause.............................................................9-3
9.9      Insurer's Protective Clause............................................................................9-3
9.10     Receipt and Release for Payments.......................................................................9-3
9.11     Action by the Employer.................................................................................9-4
9.12     Named Fiduciaries and Allocation of Responsibility.....................................................9-4
9.13     Headings...............................................................................................9-5
9.14     Approval by Internal Revenue Service...................................................................9-5
9.15     Uniformity.............................................................................................9-5
9.16     No Liability...........................................................................................9-5
9.17     Indemnity of Committee.................................................................................9-5
9.18     Voting and Other Rights of Company Stock...............................................................9-6
9.19     Contributions Contingent Upon Deductibility............................................................9-7

                                ARTICLE X
                          PARTICIPATING EMPLOYERS                                                              10-1

10.1     Adoption By Other Employers...........................................................................10-1
10.2     Requirements Of Participating Employers...............................................................10-1
10.3     Designation Of Agent..................................................................................10-2
10.4     Employee Transfers....................................................................................10-2
10.5     Participating Employers Contribution..................................................................10-2
10.6     Amendment.............................................................................................10-2
10.7     Discontinuance of Participation.......................................................................10-3
10.8     Administrator's Authority.............................................................................10-3
10.9     Participating Employer Contribution For Affiliate.....................................................10-3

                               ARTICLE XI
                         TOP-HEAVY PLAN PROVISIONS                                                             11-1

11.1     Definitions...........................................................................................11-1
11.2     Determination Of Top Heavy Status.....................................................................11-2
11.3     Special Rules For Top Heavy Plans.....................................................................11-4

                                   ARTICLE XII
Section                        86 ACT AMENDMENTS
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      I  Purpose And Effective Date............................................................................12-1
     II  Definitions...........................................................................................12-1
    III  Provisions Relating To Leased Employees...............................................................12-3
     IV  Limitations On Contributions And Benefits.............................................................12-3
      V  Elective Deferrals....................................................................................12-5
     VI  Limitations On Employee Contributions And
         Matching Employer Contributions.......................................................................12-7
    VII  Qualified Voluntary Contributions Not Permitted.......................................................12-8
   VIII  Determination Of Top Heavy Status.....................................................................12-9
     IX  Distribution Of Excess Deferrals......................................................................12-9
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      X  Distribution Of Excess Contributions.................................................................12-9
     XI  Distribution OF Excess Aggregate Contributions.......................................................12-10
    XII  Distribution Upon Plan Termination...................................................................12-12
   XIII  Distribution Upon Sale of Assets.....................................................................12-13
    XIV  Distribution Upon Sale of Subsidiary.................................................................12-13
     XV  Benefit Forfeitures..................................................................................12-13
    XVI  Profits Not Required.................................................................................12-14

                                  ARTICLE XIII
Section                  RETIREMENT EQUITY ACT OF 1984
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     I.  Purpose and Effective Date............................................................................13-1
    II.  Compliance with Temporary Regulations Issued Under
         REA and the Technical Corrections to REA Enacted
         Under Title XVIII of the Tax Reform Act of 1986.......................................................13-1

                                   ARTICLE XIV
Section                    DEFICIT REDUCTION ACT OF 1984
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     I.  Purpose and Effective Date............................................................................14-1
    II.  Top Heavy.............................................................................................14-1

                                   ARTICLE XV
Section                PROPOSED REGULATION 1.401(l)(9)-2
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     I.  Purpose and Effective Date............................................................................15-1

                                   ARTICLE XVI
Section                           MISCELLANEOUS
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     I.  Purpose and Effective Date............................................................................16-1
    II.  Definitions...........................................................................................16-1
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                                    ARTICLE I
                                   DEFINITIONS

         1.1 "Account" means the separate account(s) which the Administrator or the Trustee shall maintain for a Participant under the Plan.

         1.2 "Act" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time. A reference to any section of the Act shall be deemed to refer not only to such section, as it may from time to time be amended, but also to any successor statutory provision.

         1.3 "Administrator" or "Advisory Committee" means Post, Buckley, Schuh & Jernigan, Inc. unless the Board of Directors designates another person or persons pursuant to Section 6.2 to administer the Plan on behalf of the Employer.

         1.4 "Affiliate" means any corporation or other business entity (other than the Employer) which (i) is included in a controlled group of corporations within which the Employer is also included as provided in Section 414(b) of the Code, (ii) is a trade or business under common control with the Employer, as provided in Section 414(c) of the Code, (iii) is included in an affiliated service group within the meaning of Section 414(m) of the Code of which the Employer is a member, or (iv) has been so designated by the Board of Directors of the Employer for one or more purposes under the Plan.

         1.5 "Anniversary Date" or "Accounting Date" means the last day of each Plan Year.

         1.6 "Authorized Leave of Absence" means an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other means.

         1.7 "Beneficiary" or "Beneficiaries" means the person or persons to whom benefits under the Plan are payable, as provided in the Plan, as a result of the Participants' death. The Beneficiary of a married Participant shall be such Participant's spouse unless such spouse consents in writing to the designation of another as beneficiary and such designation may not be changed without such spouse's consent and the spouse's consent acknowledges the effect of the election and is witnessed by a Plan representative or notary. For purposes of determining whether the Plan is a Top Heavy Plan, a Beneficiary of a deceased Participant shall be considered a Key Employee or a Non-Key Employee, as the case may be. If a Participant fails to designate a Beneficiary, if such designation is for any reason ineffective or if no Beneficiary survives the Participant, his death benefits shall be paid as follows:

                                       1-1


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                  (i)        to his surviving Spouse;

                  (ii) if there is no surviving Spouse, to his descendants per stirpes; or

                  (iii) if there is neither a surviving Spouse nor a surviving descendant, to the Participant's estate.

         1.8 "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time. A reference to any section of the Code shall be deemed to refer not only to such section, as it may from time to time be amended, but also to any successor statutory provision.

         1.9 "Compensation" means the total amount paid by the Employer to a Participant for a Plan Year for services rendered to the Employer, not to exceed $150,000 per year, as adjusted from time to time for cost of living adjustments pursuant to code Section 415(d), including the Compensation deferred by the Participant pursuant to Section 3.2, but excluding overtime pay, bonuses, commissions, directors fees, Employer Contributions and expense reimbursements. Except as provided in the preceding sentence, amounts contributed by the Employer under this Plan and any other fringe benefits paid to or for the benefit of a Participant shall not be considered as Compensation. Further, only compensation received (or deferred pursuant to Section 3.2) while a Participant in the Plan shall be included in Compensation.

         1.10 "Contract" or "Policy" shall mean a life insurance policy or annuity contract (group or individual) issued by the insurer as elected.

         1.11 "Deferred Compensation" with respect to any Participant means that portion of such Participant's total Compensation paid or accrued by the Employer for a Plan Year that such Participant has elected to defer pursuant to Section 3.2.

         1.12 "Earned Income" means the earned income (within the meaning of Section 401(c)(2) or the Code) of a Self-Employed Individual.

         1.13 "Effective Date" means January 1, 1988 with respect to the amendment and restatement of the Plan.

         1.14 "Contribution" means the Employer's contributions to the Plan that are made, pursuant to the Participant's deferral election provided in Section 3.2.

         1.15 "Eligible Employee" means any Employee who has satisfied the provisions of Section 2.1; provided, however, that an Employee shall not be an Eligible Employee if his employment is governed by the terms of a collective bargaining agreement between Employee

                                       1-2


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         representatives and the Employer under which retirement benefits were the subject of good faith bargaining between the parties, unless such agreement expressly provides for such coverage in this Plan. In addition, leased employees (as defined in Code Section 414 (q) shall be treated as Employees of the Employer. However, contributions are benef its provided by the leasing organization for any leased employees which are attributable to services performed for the Employer shall be treated as provided by the Employer. Where leased employees do not constitute more than 20% of the Employer's non-highly compensated workf orce the preceding sentences shall not apply to any leased employee if such employee is covered by a money purchase pension plan providing a non-integrated employer contribution of 10% of compensation and immediate participation and full and immediate vesting.

         1.16 "Employee" means any person who is employed by the Employer, but excludes any person who is employed as an independent contractor.

         1.17 "Employer" shall mean Post, Buckley, Schuh & Jernigan, Inc. and any Participating Employer (as defined in Section 10.1) which shall adopt this Plan, any successor which shall maintain this Plan, and any predecessor which has maintained this Plan. Effective January 1, 1985, Jack E. Leisch & Associates became an Employer under the Plan. Effective July 1, 1989, HOH Associates, Inc. became an Employer under the Plan. Effective July 1, 1992 Post Buckley International, Inc. became an Employer under the Plan. Effective October 1, 1992, PBS&J Construction Services, Inc. became an Employer under the Plan. Effective July 1, 1993, PBS&J of California and PES&J of Nevada became Employers under the Plan.

         1.18 "Entry Date" means the date on which an employee enters the Plan after having met the eligibility requirements set forth in Section 2.1.

         1.19 "Fiduciary" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan, including, but not limited to, the Trustee, the Employer and its representative body, and the Administrator.

         1.20 "Fiscal year" means the Employer's accounting year of 12 months commencing on October 1 of each year and ending the following September 30.

                                       1-3


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         1.21 "Five Percent Owner" means any person who owns (or is considered as owning within the meaning of Section 318 of the Code) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), and (m) shall be treated as separate employers.

         1.22 "Forfeitures" means the portion of a Participant's Account that is not Vested and occurs on the last day of the Plan Year in which (i) for Plan Years beginning on or before December 31, 1984, a 1-Year Break in Service occurs, or (ii) for Plan Years beginning after December 31, 1984, five (5) consecutive 1-Year Breaks in Service occur; provided, however, that if a distribution is made to a Participant prior to the applicable time provided above and not later than the close of the second Plan Year after the Plan Year in which the Participant terminated employment with the Employer, the Forfeiture of the portion of the Participant's Account that is not Vested shall occur on the last day of the Plan Year in which the distribution is made.

         1.23 "Former Participant" means a person who has been a Participant, but who has ceased to be a Participant for any reason.

         1.24 "Hour of Service" shall mean (1) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer or an Affiliate for the performance of duties during the applicable computation period; (2) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer or Affiliate (irrespective of whether the employment relationship has terminated) for reasons other than the performance of duties (such as vacation, holidays, sickness, disability, lay-off, military duty, Authorized Leave of Absence, or Maternity/Paternity Leave) during the applicable computation period; and (3) each hour for back pay awarded or agreed to by the Employer or an Affiliate, without regard to mitigation of damages.

                  Notwithstanding (2) above, (i) no more than 501 Hours of Service shall be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws; and (iii) Hours of Service shall not be credited for a payment which solely

                                       1-4


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reimburses an Employee for medical or medically related expenses incurred by the Employee.

                  For purposes of this Section, a payment shall be deemed to be made by or due from the Employer or an Affiliate regardless of whether such payment is made by or due from the Employer or an Affiliate directly, or indirectly through, among others, a trust, fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

                  Hours of Service shall be credited to the computation period in which the duties are performed rather than the period in which they are paid. The rules issued by the U.S. Department of Labor relating to the determination of Hours of Service for reasons other than the performance of duties and crediting of Hours of Service to computation periods, found in Treasury Regulation Sections 2530.200b-2(b) and (c), are hereby incorporated by reference.

                  To the extent that any Federal law requires the crediting of Hours of Service for periods (such as military service) in addition to those credited hereunder, the terms of such law shall govern any such additional credit.

                  The Administrator may, in accordance with a uniform non-discriminatory policy, elect to credit Hours of Service pursuant to this Agreement using one of the following methods:

                  (a) Count actual Hours of Service for which an Employee is paid or entitled to payment.

                  (b) Count 190 Hours of Service for each month in which an Employee is paid or entitled to payment for at least one Hour of Service.

                  (c) Count 95 Hours of Service for each semi-monthly period in which an Employee is paid or entitled to payment for at least one Hour of Service.

                  (d) Count 45 Hours of Service for each week in which an Employee is paid or entitled to payment for at least one Hour of Service.

                  (e) Count 10 Hours of Service for each day in which an Employee is paid or entitled to payment for at least one Hour of Service.

                  Hours of Service of any individual who is a "leased employee" within the meaning of Section 414(n) of the Code must be

                                       1-5


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credited for vesting and eligibility purposes whether or not such individual is eligible to participate in the Plan to the extent such credit is required by law to be provided under the Plan.

         1.25 "Investment Manager" means any person, firm or corporation who is a registered investment adviser under the Investment Advisers Act of 1940, a bank or an insurance company, and (a) who has the power to manage, acquire, or dispose of Plan assets, and (b) who acknowledges in writing his fiduciary responsibility to the Plan.

         1.26 "Late Retirement Date" means the Anniversary Date coinciding with or next following a Participant's actual Retirement Date after the Participant has reached his Normal Retirement Date.

         1.27 "Maternity/Paternity Leave of Absence" means a temporary cessation from active employment with the Employer or an Affiliate which begins on or after the first day of the first Plan Year beginning after December 31, 1984, for any of the following reasons:

                  (a) the pregnancy of the Employee;

                  (b) the birth of a child of the Employee;

                  (c) the placement of a child with the Employee in connection with the adoption of such child by the Employee; or

                  (d) caring for such child for a period beginning immediately following such birth or placement, provided, however, in order for an Employee's absence to qualify as a Maternity/ Paternity Leave of Absence, the Employee must furnish the Administrator in a timely manner, with such information and documentation as shall establish that the absence from work is for reasons referred to above and the number of days for which there was such absence.

         1.28 "Net Profit" means with respect to any Fiscal Year the Employer's taxable income for such Fiscal Year as reported for federal income tax purposes, without any reduction for taxes based upon income, or for contributions made by the Employer to this Plan.

         1.29 "Non-Elective Contribution" means the Employer's contributions to the Plan other than those made pursuant to the Participant's deferral election provided for in Section 3.2.

         1.30 "Normal Retirement Age" means sixty-five years of age.

         1.31 "Normal Retirement Date" means the first day of the Plan Year nearest the Participant's Normal Retirement Age.

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



         1.32 "l-Year Break in Service" shall mean a Plan Year during which an Employee has not completed more than 500 Hours of Service with the Employer or an Affiliate, provided, however, that a 1-Year Break in Service shall not occur in the Plan Year in which the Employee becomes a Participant or in which he retires, dies, or suffers a Total and Permanent Disability. The 1-Year Break in Service rule shall not apply for purposes of determining whether an Employee is eligible to participant.

                  Solely for purposes of determining whether a 1-Year Break in Service has occurred with respect to an Employee who is absent on account of an Authorized Leave of Absence or a Maternity/Paternity Leave of Absence, such Employee shall be credited with the following hours, up to a maximum of 501 hours, as Hours of Service:

                  (a) the hours of service which otherwise would normally have been credited to such Employee but for the Authorized Leave of Absence or Maternity/Paternity Leave of Absence, or

                  (b) in any case in which the Administrator is unable to determine the hours described in subparagraph (a), 8 Hours of Service per day of such absence.

                  (c) only in the Plan Year in which the Authorized Leave of Absence or Maternity/Paternity Leave of Absence begins, if the Employee would be prevented from incurring a 1-Year Break in Service in such Plan solely because the period of absence is treated as Hours of Service as provided above; or

                  (d) in any other case, in the immediately following Plan Year.

         1.33 "Participant" means any Eligible Employee who becomes a participant in the Plan pursuant to Article II, and who has not for any reason become ineligible to participate further in the Plan.

         1.34 "Participant's Non-Elective Account" or "Company Contribution Account" shall mean the account established and maintained by the Administrator for each Participant, in accordance with Section 3.6, with respect to his total interest in the Plan and Trust resulting from the Employer's Non-Elective Contributions.

         1.35 "Participant's Combined Account" or "Total Account Balance" shall mean the total aggregate amount of each Participant's Elective Account and Participant's Non-Elective Account.

         1.36 "Participant's Elective Account" or "401(k) Account" shall mean the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan and Trust resulting from the Employer's Elective Contributions.

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



         1.37 "Plan" means The PBSJ Employee Profit Sharing Plan and Trust, as set forth herein and as it may be amended from time to time.

         1.38 "Plan Year" means the Plan's accounting year of twelve (12) months commencing on January 1 of each year and ending on the following December 31.

         1.39 "Retired Participant" means a person who has been a Participant, but who has become entitled to retirement benefits under the Plan.

         1.40 "Retirement Date" means the date as of which a Participant retires for reasons other than Total and Permanent Disability, whether such retirement occurs on a Participant's Normal Retirement Date or Late Retirement Date.

         1.41 "Section 415 Compensation" means all compensation paid by an Employer or an Affiliate that is taken into account under Section 415 of the Code and the regulations thereunder, and shall not include salary reduction contributions made pursuant to Section 3.2.

         1.42 "Self-Employed Individual" means with respect to an unincorporated business, an individual described in Section 401(c)(1) of the Code or an S Corporation. A Self-Employed individual shall be treated as an Employee.

         1.43 "Shareholder-Employee" means a Participant who owns more than five percent (5%) of the Employer's outstanding capital stock during any year in which the Employer elected to be taxed as a Small Business Corporation under the applicable Code Sections of the Code.

         1.44 "Spouse" means the person to whom the Participant is legally married on the date payment of his benefits under this Plan commence.

         1.45 "Suspense Account" means the total forfeitable portion of all Former Participants' Accounts which has not yet become a forfeiture during any Plan Year.

         1.46 "Terminated Participant" means a person who has been a Participant, but whose employment has been terminated other than by death, Total and Permanent Disability, or retirement.

         1.47 "Total and Permanent Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders the Participant incapable of continuing his usual and customary employment with the Employer. The disability of a Participant shall be determined by a licensed

                                       1-8


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physician chosen by the Administrator. The determination shall be applied uniformly to all Participants.

         1.48 "Trustee" means the person or persons named as trustee herein or in any separate trust forming a part of this Plan, and his, their, or its successors.

         1.49 "Trust Fund" means the assets of the Plan and Trust as the same shall exist from time to time.

         1.50 "Vested" means the portion of a Participant"s Account that is nonforfeitable.

         1.51 "Voluntary Contribution Account" means the account established and maintained by the Administrator for each participant with respect to his total interest in the Plan and Trust resulting from the Participant's non-deductible voluntary contributions made pursuant to this Agreement.

         1.52 "Year of Service" means the applicable computation period of twelve (12) consecutive months set forth below during which an Employee has at least 1000 Hours of Service.

                  For purposes of eligibility for participation, the initial computation period shall begin with the date on which the Employee first performs an Hour of Service and subsequent computation periods shall begin on each anniversary of the initial computation period.

                  For vesting purposes, a Year of Service shall be a Plan Year in which an Employee completes 1000 Hours of Service, with the following exceptions:

                  (a) Years of Service before January 1, 1982, during which the Employee declined to make required mandatory contributions shall not be considered.

                  (b) In the case of the re-employment before the last day of the Plan Year that began in 1984 of a Participant who has a Break in Service, all Years of Service after such Break in Service shall be disregarded in determining the Participant's Vested interest in benefits accrued prior to the break, but both pre-break and post-break Service will be counted in determining the Participant's Vested interest in benefits accrued after the break. Separate Accounts shall be maintained for the Participant's pre-break and post-break Accrued Benefit.

                  (c) In the case of re-employment after the last day of the Plan Year that began in 1984 of a Participant who has five consecutive Breaks in Service, all Years of Service after such Breaks in Service shall be disregarded in determining the Participant's Vested interest in benefits accrued prior to the

                                       1-9
break, but both pre-break and post-break Service will be counted in determining the Participant's Vested interest in benefits accrued after the break. Separate Accounts shall be maintained for the Participant's pre-break and post-break Accrued Benefit.

                  (d) In the case of the re-employment after the last day of the Plan Year that began in 1984 of a Participant who does not have five consecutive Breaks in Service, both pre-break and post-break Service will be counted in determining the Participant's Vested interest in benefits accrued both before and after the break.

         1.53 "PBSJ" means The PBSJ Corporation.

         1.54 "PBSJ Stock" means the common stock of PBSJ.



                                      1-10

                                   ARTICLE II
                                   ELIGIBILITY

         2.1 Conditions of Eligibility. An individual shall be an Eligible Employee if he (i) is classified as a full time or part time Employee at the time of determination of eligibility, (ii) has completed six months of Service (defined as a computation period of six (6) consecutive months during which an Employee has at least 500 Hours of Service, and (iii) elects in writing to defer at least 2% of his Compensation to the Plan as required pursuant to Section 3.2(a). An individual who is an Eligible Employee on the Effective Date shall become a Participant on the Effective Date and all Participants in the Plan prior to its amendment and restatement effective January 1, 1988, shall continue to participate. An individual who becomes an Eligible Employee after the Effective Date shall become a Participant on the January 1 or July 1 coincident with or next following his satisfaction of the eligibility requirements described above. Effective July 1, 1989, employees of HOH Associates, Inc. who on May 31, 1989 were participants in the HOH Associates, Inc. 401(k) Profit Sharing Plan shall be eligible to participate. All HOH Associates, Inc. employees who were not participants in the HOH Associates, Inc. 401(k) Profit Sharing Plan on May 31, 1989, shall be eligible to participate hereunder upon their becoming an Eligible Employee.

         2.2 Terms and Conditions of Participation. Each Eligible Employee who becomes a Participant automatically shall be bound by the terms and conditions of this Plan and all amendments hereto.

         2.3 Participation After Re-Employment. A Former Participant who is re-employed by the Employer shall become a Participant on the date he again becomes an Eligible Employee.

         2.4 Determination of Eligibility. The Administrator shall determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. The Administrator's determination shall be conclusive and binding upon all persons, as long as it is made in accordance with this Plan and the Act; provided, however, that this determination shall be subject to review pursuant to Section 6.11.

         2.5 Termination of Eligibility.

                  (a) A Participant shall cease to be eligible to participate in the Plan as of the first day of a Plan Year during which he has a 1-Year Break in Service.

                  (b) In the event a Participant shall cease to be an Eligible Employee but continue to be an Employee, such Former Participant shall continue to vest in his interest in the Plan until such time as he has a 1-Year Break in Service. Addition-

                                       2-1
ally, his interest in the Plan shall continue to share in the earnings of the Trust Fund.

         2.6 Omission of Eligible Employee. If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by his Employer for the year has been made and allocated, the appropriate Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which the Employer would have contributed with respect to him had he not been omitted. Such contribution shall be made by the Employer regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code.

         2.7 Election Not to Participate. Notwithstanding Section 2.1, an Employee may, subject to the approval of the Employer, elect voluntarily not to participate in the Plan. The election not to participate must be communicated to the Employer, in writing, at least thirty (30) days before the beginning of a Plan Year, or within such other time as the Employer shall require.

         2.8 Family Attribution.

                  (a) Notwithstanding anything to the contrary in the Plan, for purposes of determining the Compensation of an Employee, the provisions of
Section 414 (q) (6) of the Code shall apply (except that the term "family" shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age 19 before the close of the year).

                  (b) If an individual is a member of the family of a five percent owner or of a Highly Compensated Employee in the group consisting of the ten Highly Compensated Employees paid the greatest Compensation during the year, then such individual shall not be considered a separate Employee, and any Compensation paid to such individual shall be treated as if it were paid to the five percent owner or Highly Compensated Employee. The aggregation described above shall be applied in determining the Compensation of (or any contributions or benefits on behalf of) any Employee for purposes of any provision of the Code with respect to which a Highly Compensated Employee is defined by reference to Code Section 414(q)(6). However, the rules described above shall not apply in determining the portion of Compensation of a Participant which is under the integration level for purposes of Section 401(l).

                  (c) A Highly Compensated Employee means an Employee who perf orms service during the Plan Year and is one of the following:

                           1. a Five Percent Owner at any time during the Plan
Year or the look-back year,

                                       2-2

                           2. an Employee who receives Compensation in excess of
$75,000 (indexed in accordance with Section 415(d) of the Code) during the look-back year,

                           3. an Employee who receives Compensation in excess of
$50,000 (similarly indexed) during the look-back year and is a member of the top-paid group for the look-back year, or

                           4. an Employee who is an officer (within the meaning
of Section 416(i) of the Code) during the look-back year and who receives Compensation in a look-back year greater than fifty percent (50%) of the dollar limitation in effect under Section 415(b)(1)(A) for the calendar year in which the look-back year begins.

                  (d) A former Employee who had a separation year prior to the Plan Year and who was a Highly Compensated active Employee for either the separation year or any plan year ending on or after the Employee's fifty-fifth birthday shall be considered a Highly Compensated Employee. For this purpose, a separation year is the Plan Year the Employee separates from service. For purposes of this provision, the look-back year shall be the twelve month period immediately preceding the Plan Year. For purposes of this provision, the top-paid group shall consist of the top twenty percent of Employees ranked on the basis of Compensation received during the Plan Year. For purposes of determining the number of Employees in the top-paid group, Employees described in Code Section 414(q)(8) and Q&A 9(b) of Section 1.414(q)-1T of the regulations are excluded. The number of officers in the top-paid group shall be limited to fifty (or, if less, the greater of three Employees or ten percent of Employees) excluding those Employees who may be excluded in determining the top-paid group.

                                       2-3

                                   ARTICLE III
                          CONTRIBUTIONS AND ALLOCATION

         3.1 Formula for Determining Employer's Contribution. For the Fiscal Year during which the Plan is adopted and each Fiscal Year thereafter, the
Employer:

                  (i) shall contribute to the Plan the amount of the total salary reduction elections of all Participants made pursuant to Section 3.2(a), which amount shall be deemed the Employer's Elective Contribution,

                  (ii) may contribute to the Plan a matching contribution equal to a percentage, to be determined by the Employer (which percentage may vary from year to year) of the Deferred Compensation of all Participants (or', in the discretion of the Employer, of those Participants who are not Highly Compensated Participants, as defined in
         Section 3.7(b)(2)) which amount shall be deemed the Employer's Non-Elective Contribution,

                  (iii) may contribute to the Plan a discretionary amount determined each year by the Employer pursuant to Section 3.3, which amount shall be deemed the Employer's Non-Elective Contribution.

                  (iv) Notwithstanding the above, the Employer's contribution shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Section 404. All contributions by the Employer shall be made in cash or in such property as is acceptable to the Trustee.

         3.2 Participant's-Salary Reduction Election.

                  (a) To participate in the Plan, each Eligible Employee must elect in writing to reduce his Compensation for each payroll period by an amount not less than 2% in return for the Employer's agreeing to contribute that amount to the Plan. A Participant who is not permitted to make a salary reduction contribution for a payroll period because such Participant has contributed the maximum permissible amount hereunder for such Plan Year, shall be deemed a Participant for the entire Plan Year. Each Participant may elect to defer a portion of his Compensation up to a maximum amount which will not cause the Plan to violate the provisions of Sections 3.7 and 3.9, or cause the Plan to exceed the maximum amount allowable as a deduction to the Employer under Section 404 of the Code. The amount by which Compensation is reduced shall be that Participant's Deferred Compensation and be treated as an Employer Elective Contribution and allocated to that Participant's Elective Account.

                                       3-1

                  (b) The balance in each Participant's Elective Account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

                  (c) A Participant may not make withdrawals from his Participant's Elective Account prior to his attaining age 59 1/2. except in the event of Total and Permanent Disability, retirement, termination of employment.

                  (d) At the Participant's Normal Retirement Date, or such other date when the Participant shall be entitled to receive benefits, the fair market value of the Participant's Elective Account shall be used to provide additional benefits to the Participant pursuant to Section 5.1.

                  (e) All amounts allocated to a Participant's Elective Account may be treated as a Directed Investment Account pursuant to Section 3.13.

                  (f) Elective Contributions made pursuant to this Section may be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short-term debt security acceptable to the Trustee until such time as the allocations pursuant to Section
3.6 have been made.

                  (g) The Employer and the Administrator shall adopt a procedure necessary to implement the salary reduction elections provided for herein.

                  (h) In any case, where any of the foregoing provisions of this
Section 3.2 are not in conformity with regulations of the Department of the Treasury that are from time to time promulgated, the nonconforming provision may be amended retroactively to assure conformity.

         3.3 Amount of Employer's Contribution. The Employer shall determine the amount of any contribution to be made by it to the Plan under the terms of this Agreement. In determining such contribution, the Employer shall be entitled to rely upon an estimate of its Net Profit, of the total Compensation for all Participants, and of the amounts contributable by it. The Employer's determination of such contribution shall be binding on all participants, the Employer, and the Trustee. Such determination shall be final and conclusive and shall not be subject to change as a result of a subsequent audit by the Internal Revenue Service or as a result of any subsequent adjustment of the Employee's rewards. The Trustee shall have no right or duty to inquire into the amount of the Employer's contribution or the method used in determining the amount of the Employer's contribution, but shall be accountable only for funds actually received by the Trustee.

                                       3-2

         3.4 Time of Payment of Non-Elective Contribution. The Employer shall pay to the Trustee its Non-Elective Contribution to the Plan for each Fiscal Year within the time prescribed by law, including extensions of time, for the filing of the Employer's federal income tax return for the Fiscal Year.

         3.5 Time of Payment of Elective Contribution. The Employer shall pay to the Trustee its Elective Contribution to the Plan for each Fiscal Year not later than 30 days (or within the time prescribed by regulations issued by the Secretary of the Treasury) after the Plan Year for which they are deemed to be paid; provided, however, that Employer Elective Contributions accumulated through payroll deductions shall be paid to the Trustee with reasonable promptness, and in any event will be paid by the end of the succeeding month following such payroll deductions.

         3.6 Allocation of Contribution, Earnings and Forfeitures.

                  (a) The Administrator shall establish and maintain a Participant's Non-Elective Account in the name of each Participant to which the Administrator shall credit as of each Anniversary Date all amounts allocated to such Participant as hereafter set forth. Such Non-Elective Account shall be divided for accounting and recordkeeping purposes only to properly account for certain pre January 1, 1988, accounts maintained under the Plan.

                  (b) The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Employer's contribution for each Fiscal Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate such contribution as follows:

                           (1) The matching contributions, if any, made to the
Plan pursuant to Section 3.1(ii) shall be allocated to the Participant's Non-Elective Account of each Participant in the same proportion that each such Participant's Deferred Compensation for the year bears to the total Deferred Compensation of all Eligible Participants for such year; provided, however, that the Employer may, in it discretion, on a year to year basis, provide that (i) such matching contributions shall not be allocated to the Participant's Non-Elective Account of any Participant who is a Highly Compensated Participant (as defined in Section 3.7(b)(2)) for the Plan Year, and/or (ii) in making the matching allocation provided above, only Deferred Compensation up to a specified percentage of a Participant's Compensation shall be considered.

                           (2) The discretionary contribution, if any, made to
the Plan pursuant to Section 3.1(iii) shall be allocated to each Eligible Employee's Non-Elective Account in the same proportion that his total Compensation for the Plan Year bears to the total Compensation of all Eligible Participants for such year; provided,

                                       3-3
however, that if a participant does not terminate employment and ceases to consent to the required 2% Deferred Compensation contribution, the Advisory Committee shall limit the Participant's sharing in the discretionary contribution and Participant forfeitures, if any, to the amount the Participant would receive if his Compensation were limited to that which was payable only during the period for which the Participant was making the required 2% Deferred Compensation contributions.

                           (3) For purposes of this Section 3.6(b), a
Participant shall be an Eligible Participant for a Plan Year if either he (i) has completed at least 1000 Hours of Service, counting only Hours of Service with the Employer, in such Plan Year and was an Employee on the last day of the Plan Year, or (ii) terminated employment during the Plan Year by reason of retirement, death or Total and Permanent Disability.

                  (c) As of each Accounting Date, the Advisory Committee shall first reduce Accounts (excluding segregated Accounts) for any forfeitures arising under Section 3.6(e) and shall then allocate the net income (or net loss) from the Trust and the increase or decrease in the fair market value of the assets of the Trust since the last Accounting Date to the Accounts of the Participants under the Plan. Such allocation shall be made on the basis of the average of each Participant's end of the month Account balances during the Plan year to the similar average balances of all of the accounts of all the Participants. A suspense account, if any, under the Plan shall not share in the allocation under this Section 3.6(c). A segregated Account shall receive all income it earns and shall bear all expense or loss it incurs.

                  (d) Participant's Accounts shall be debited for any insurance or annuity premiums paid, if any, and credited with any dividends received on insurance contracts.

                  (e) Forfeitures. As of each Anniversary Date, any amounts that became Forfeitures since the last Anniversary Date shall be applied (i) First to restore amounts forfeited under Section 3.6(c), (ii) then to reduce any matching contributions to be made by the Employer for the Plan Year pursuant to Section 3.1(ii), then (iii) to reduce any contribution to be made by the Employer for the Plan Year pursuant to Section 3.8(c) and (iv) the balance, if any, shall be treated as a discretionary Employer contribution pursuant to Section 3.1(iii) for the Plan Year to be allocated in accordance with Section 3.6(b)(2) hereof. A forfeiture shall be deemed to occur on the earlier of the last day of the Plan Year in which the Participant's employment terminated or the date the Participant receives a lump sum distribution.

                                       3-4

         3.7 Overall Limitation of Allocations.

                  (a) Maximum Annual Allocation: The annual allocation derived from Employer Elective contributions to a Participant's Elective Account shall satisfy one of the following tests:

                           (i) The "Actual Deferral Percentage" for the "Highly
Compensated Participants" (top 1/3) shall not be more than the "Actual Deferred Percentage" of all "Lower 2/3 Participants" (lower 2/3) multiplied by 1.5, or

                           (ii) The excess of the "Actual Deferral Percentage"
for the top 1/3 over the lower 2/3 shall not be more than three percentage points, and the "Actual Deferral Percentage" for the top 1/3 shall not be more than the "Actual Deferral Percentage" of the lower 2/3 multiplied by 2.5.

                  (b) For the purposes of this Section the following definitions shall apply:

                           (1) "Actual Deferral Percentage" means, with respect
to the top 1/3 and lower 2/3 Participants for a Plan Year, the average of the ratios, calculated separately for each Participant in such group, of the amount of Employer elective contributions paid under the Plan on behalf of each Participant's Elective Account for such Plan Year, to such Participant's Compensation for such Plan Year.

                           (2) "Highly Compensated Participant" means any
Participant who receives, with respect to Compensation that is taken into account prior to the deferral election, more Compensation than two-thirds of all other Participants. Both 1/3 and 2/3 of all the Participants shall be rounded to the nearest integer.

                           (3) "Lower 2/3 Participant" means any Participant who
is not a "Highly Compensated Participant".

                  For Purposes of Sections 3.7 and 3.8, a "Highly Compensated Participant" and a "Lower 2/3 Participant" shall include all Eligible Employees, whether or not a deferral election pursuant to Section 3.2 was made.

         3.8 Adjustment for Excessive Allocations. In the event that the initial allocations of the Employer's contributions made pursuant to Section 3.6 does not satisfy one of the tests set forth in Section 3.7, the Administrator shall, within 30 days after the end of the Plan Year, adjust either the Employer's Elective Contribution or the Employer's Non-Elective Contribution pursuant to the options set forth below:

                                       3-5

                  (a) Each "Highly Compensated Participant" shall have his portion of the Employer's Elective Contribution reduced by an amount necessary to satisfy one of the tests set forth in Section 3.7 and the amount of the excess Employer Elective Contributions shall be returned to the affected Participant. Each such "Highly Compensated Participant's Elective Account shall be reduced in the same proportion that each such "Highly Compensated Participant's" Deferred Compensation for the year bears to the total Deferred Compensation of all "Highly Compensated Participant's" for the year.

                  (b) A portion of the Employer's Non-Elective Contribution shall be deemed an Employer Elective Contribution for purposes of Section 3.7 and for vesting and withdrawal purposes pursuant to Section 3.2. Such portion shall be equal to an amount necessary to satisfy one of the tests set forth in
Section 3.7, and shall be reallocated to the Participant's Elective Account. Such reallocation of the Employer's Non-Elective Contribution shall be made on behalf of the "Lower 2/3 Participants" in the same proportion that each "Lower 2/3 Participants" Deferred Compensation for the year bears to the total Deferred Compensation of all "Lower 2/3 Participants". To the extent that Non-Elective Contributions and/or matching contributions are to be treated as elective contributions for purposes of satisfying one of the tests set forth in Section
3.7 above, the conditioned described in regulation Section 1.401(k)-1(b) must be satisfied.

                  (c) The Employer shall make a contribution on behalf of the "Lower 2/3 Participants" in an amount sufficient to satisfy one of tests set forth in Section 3.7. Such contribution shall be allocated to the Participant's Elective Account of each "Lower 2/3 Participant" in the same proportion that each "Lower 2/3 Participants" Deferred Compensation for the year bears to the total Deferred Compensation of all "Lower 2/3 Participants".

                  (d) For purposes of the Plan, a "Highly Compensated Employee" shall be any employee who, during the year or the preceding year, was a 5% owner, received compensation from the Employer in excess of $75,000, received compensation from the Employer in excess of $50,000 and was in the top paid group of employees for such year, or was at any time an officer and received compensation greater than 50% of the amount in effect under Section 415(b)(1)(A) of the Code for such year. The determination as to whether an Employee is a Highly Compensated Employee shall be made in accordance with the provisions of
Section 414(g) of the Code and the regulations promulgated thereunder. A former Employee who had a separation year prior to the determination year and who was a Highly Compensated active Employee for either the separation or any determination year ending on or after the Employee's 55th birthday, shall be considered a Highly Compensated Employee. For this purpose, a separation year is considered as the determination year in which the employee separates from service.

                                       3-6

                  (e) For purposes of applying the limitations set forth in
Section 401(m) of the Code, if it is necessary to distribute Employee Contributions to a Highly Compensated Employee to meet the requirements of
Section 401(m)(2), all Matching Contribution attributable to such Employee Contributions shall be similarly distributed to such Employee.

                  (f) In the event that Elective Contribution and/or Qualified Non-Elective Contributions are to be treated as Matching Contributions for purposes of satisfying the requirements of Section 401(m) of the Code, the requirements set forth in proposed regulation Section 1.401(m)-l(b)(2) shall be satisfied.

         3.9 Maximum Annual Additions.

                  (a) Notwithstanding the foregoing, the maximum "annual additions" credited to a Participant"s Accounts for any "limitation year" shall equal the lesser of: (1) $30,000 or (2) twenty-five percent (25%) of the Participant's Section 415 Compensation for such "limitation year".

                  (b) For purposes of applying the limitations of Section 415 of the Code, "annual additions" means the sum of the following amounts credited to a Participant's Accounts for any "limitation year": (1) Employer contributions,
(2) the lesser of (i) the Participant's voluntary contributions in excess of six percent (6%) of his Section 415 Compensation, or (ii) one-half (1/2) of the Participant's voluntary contributions and (3) Forfeitures.

                  (c) For purposes of applying the limitations of Section 415 of the Code, the following are not "annual additions": (1) a transfer of funds from one qualified plan to another; (2) rollover contributions (as defined in Sections 402(a)(5), 403(a)(4- ), 408(d)(3) and 408(b)(3)(C) of the Code; (3)
repayments of loans made to a Participant from the Plan; (4) repayments of distribution received by an Employee pursuant to Section 411(a)(7)(B) of the Code (cash-outs); (5) repayment of distributions received by an Employee pursuant to Section 411(A)(3)(D) of the Code (mandatory contributions); (6) Employee contributions to a simplifier employee pension allowed as a deductions under Section 219(a) of the Code; and (7) deductible Employee contributions to a qualified Plan.

                  (d) For purposes of this Section, the term Section 415 Compensation shall mean all compensation taken into account under 415 of the Code and the regulations thereunder, and shall include the Participant's wages, salaries, fees for professional service and other amounts for personal services actually rendered in the course of employment with an Employer maintaining the Plan or any Affiliate (including, but not limited to, commission paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses, and in the case of a Participant who is an employee within the meaning

                                       3-7
of Code Section 401,(c)(1) and the regulations thereunder, the Participant's earned income (as described in Section 401(c)(2) of the Code and the regulations thereunder) paid during the "limitations year".

                  (e) For purposes of applying the limitations of Section 415 of the Code, the "limitation year" shall be the Plan Year.

                  (f) The limitation stated in paragraph (a)(1) above shall be adjusted annually as provided in Section 415(d) of the Code pursuant to the regulations prescribed by the Secretary of the Treasury. The adjusted limitation shall be effective as of January lst of each calendar year and shall be applicable to "limitation years" ending with or after that calendar year.

                  (g) For the purpose of this Article, all qualified defined benefit plans (whether terminated or not) ever maintained by the Employer or an Affiliate shall be treated as one defined benefit plan, and all qualified defined contribution plans (whether terminated or not) ever maintained by the Employer or an Affiliate shall be treated as one defined contribution plan.

                  (h) For the purposes of this Article, all employees of the Employer and all Affiliates shall be considered to be employed by a single Employer. For purposes of this Article, the term Affiliate shall have its general meaning under the Plan except that in applying Section 414(b) and (c) of the Code, the words "more than fifty (50)" shall be substituted for the words "at least eighty (80)" each place they appear in Section 1563(a)(1) of the Code.

                  (i) (1) If a Participant participates in more than one defined contribution plan maintained by the Employer or an Affiliate which have different Anniversary Dates, the maximum "annual additions" under this Plan shall equal the maximum "annual additions" for the "limitation year" minus any "annual additions" previously credited to such Participant's Accounts during the "limitation year".

                           (2) If a Participant participates in both a defined
contribution plan subject to Section 412 of the Code an a defined contribution plan not subject to Section 412 of the Code maintained by the Employer or an Affiliate which have the same Anniversary Date, "annual additions" will be credited to the Participant's Accounts under the defined contribution plan subject to Section 412 of the Code prior to crediting "annual additions" to the Participant's Accounts under defined contribution plan not subject to Section 412 of the Code.

                           (3) If a Participant participants in more than one
defined contribution plan not subject to Section 412 of the Code maintained by the Employer or an Affiliate which have the same

                                       3-8

Anniversary Date, the maximum "annual additions" under this Plan shall equal the product of (a) the maximum "annual Additions" for the "limitation year" minus any "annual additions" previously credited under subparagraphs (1) or (2) above, multiplied by (b) a fraction (i) the numerator of which is the "annual additions" that would be credited to such Participant's Accounts under this Plan without regard to the limitations of Section 415 of the Code and (ii) the denominator of which is such "annual additions" for all plans described in this subparagraph.

                  (j) If an Employee is (or has been) a Participant in one or more defined benefit plans and one or more defined contribution plans maintained by the Employer and/or an Affiliate, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any "limitation year" may not exceed 1.0.

                  (k) (1) The defined benefit plan fraction for any "limitation year" is a fraction (A) the numerator of which is the projected annual benefit" of the Participant under the Plan (determined as of the close of the "limitation year" pursuant to Treasury Regulation 1.415-7(b)(3)), and (B) the denominator of which is the greater of the product of 1.25 multiplied by the protected current accrued benefit" or the lesser of: (1) the product of 1.25 multiplied by the maximum dollar limitation provided under Section 415(b)(1)(A) of the Code for such "limitation year", or (ii) the product of 1.4 multiplied by the amount ,which may be taken into account under Section 415(b)(1)(B) of the Code for such "limitation year".

                           (2) For purposes of applying the limitations of
Section 415 of the Code, the "projected annual benefit" for any Participant is the benefit, payable annually, under the terms of the Plan determined pursuant to Treasury Regulation 1.415-7(b)(3).

                           (3) For purposes of applying the limitations of
Section 415 of the Code, the "projected current accrued benefit" for any Participant in a defined benefit plan in existence on July 1, 1982, shall be the accrued benefit, payable annually, provided for under question T-3 of Internal Revenue Service Notice 83-10.

                  (1) (1) The defined contribution plan fraction for any "limitation year" is a fraction (a) the numerator of which is the sum of the "annual additions" to the Participant's Accounts as of the close of the "limitation year" and (B) the denominator of which is the sum of the lesser of the following amounts determined for such year and each prior year of service with the Employer and/or any Affiliate: (i) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such "limitation year" (determined without regard to Section 415(c)(6) of the Code), or (ii) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(c)(1)

                                       3-9

-(B) of the Code (or Section 415(c)(7), if applicable) for such "limitation year".

                           (2) Notwithstanding the foregoing, the numerator of
the defined contribution plan fraction shall be adjusted pursuant to Treasury Regulation 1.415-7(d)(1) and questions T-6 and T-7 of Internal Revenue Service Notice 8310.

                           (3) For defined contribution plans in effect on or
before July 1, 1982, the Administrator may elect, for any "limitation year" ending after December 31, 1982, that the amount taken into account in the denominator for every Participant for all "limitation year" ending in 1982 determined under the law in effect for the "limitation year" ending in 1982 multiplied by (b) the "transaction fraction".

                           (4) For purposes of the preceding subparagraph, the
term "transition fraction" shall mean a fraction (A) the numerator of which is the lesser of (i) $51,875 or (ii) 1.4 multiplied by twenty-five percent (25%) of the Participant's Section 415 Compensation for the "limitation year" ending in 1981, and (B) the denominator of which is the lesser of (i) $41,500 or (ii) twenty-five percent (25%) of the Participant's Section 415 Compensation for the "limitation year" ending in 1981.

                  (m) If the sum of the defined benefit plan fraction and the defined contribution plan fraction shall exceed 1.0 in any "limitation year" for any Participant in this Plan, the Administrator shall adjust the numerator of the defined benefit plan fraction so that the sum of both fractions shall not exceed 1.0 in any "limitation year" for such Participant.

         3.10 Adjustment for Excessive Annual Additions.

                  (a) If as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's Compensation or other facts and circumstances to which Treasury Regulation 1.4156(b)(6) shall be applicable, if the "annual additions" to be exceeded for any Participant, the Administrator shall (1) return any voluntary Employee contributions credited for the "limitation year" to the extent that the return would reduce the "excess amount" in the Participant's Accounts, (2) hold any "excess amount" remaining after the return of any voluntary Employee contributions in a "Section 415 suspense account", (3) allocate and reallocate the "Section 415 suspense account" in the next "limitation year" (and succeeding "limitation years" if necessary) to all Eligible Participants in the Plan before any Employer or Employee contributions which would constitute "annual additions" are made to the Plan for such "limitation year", and (4) reduce Employer contributions to the Plan for such "limitation year" by the amount of the "Section 415 suspense account" allocated and reallocated during such "limitation year".

                                      3-10

                  (b) For purposes of this Section, "excess amount" for any Participant for a "limitation Year" shall mean the excess, if any, of (1) the "annual additions" which would be credited to his account under the terms of the Plan without regard to the limitations of Code Section 415 over (2) the maximum "annual additions" determined pursuant to Section 3.9.

                  (c) For purposes of this Section, "Section 415 suspense account" shall mean an unallocated account equal to the sum of the "excess amounts" for all Participants in the Plan during the "limitation year". The "Section 415 suspense account" shall not share in any earnings or losses of the Trust Fund.

                  (d) The Plan may not distribute "excess amounts" to Participants or Former Participants.

         3.11 Transfers From Qualified Plans.

                  (a) With the consent of the Administrator, amounts may be transferred from other qualified corporate and, after December 31, 1983, noncorporate plans, provided that the trust from which such funds are transferred permits the transfer to be made and, in the opinion of legal counsel for the Employer, the transfer will not jeopardize the tax exempt status of the Plan or Trust or create adverse tax consequences for the Employer. The Trustees are authorized to accept a direct transfer of assets representing all or a portion of an Employee's vested benefits from another exempt employee's trust which forms part of a Plan described in Section 401(a) of the Code, whether or not such other plan is maintained by the Employer, upon the Employee's termination of active participation in the plan from which the transfer is made. Such a transfer to this Plan may be accepted by the Trustees, at their discretion, regardless of whether the Employee has satisfied the eligibility requirements of Article II of this Plan at the time of the transfer. The amounts transferred shall be set up in a separate account herein referred to as an "Employee's Rollover Account". Such account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

                  (b) Amounts in an Employee's Rollover Account shall be held by the Trustee pursuant to the provisions of this Plan, and such amounts shall not be subject to Forfeiture for any reason and may not be withdrawn by, or distributed to the employee, in whole or in part, except as provided in Paragraph (c) of this Section.

                  (c) On the Employee's Normal Retirement Date, or such other date when the Employee or his Beneficiary shall be entitled to receive benefits, the fair market value of the Employee's Rollover Account shall be used to provide additional benefits to the Employee in the normal form or such other optional method that the Administrator shall elect pursuant to Section 5.4.

                                      3-11

                  (d) Unless the Administrator directs that the Employee's Rollover Account be segregated into a separate account pursuant to paragraph (e) of this Section 3.11 the Account shall be invested as part of the general Trust Fund and shall share in any income earned thereon, any investment gains and losses attributable thereto, less any expenses, pursuant to the terms of this Plan.

                  (e) The Administrator may direct that the employee transfers made after the first month of the Plan Year pursuant to this Section be segregated into a separate account for each Employee in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short-term debt security acceptable to the Trustee until such time as the allocations pursuant to this Agreement have been made.

                  (f) All amounts allocated to a Employee's Rollover Account may be treated by the Administrator as a Directed Investment Account pursuant to
Section 3.13.

                  (g) For purposes of this Section, the term "qualified plan" shall mean any tax qualified plan under Code Section 401(a).

                  (h) For purposes of this Section, the term "amounts transferred from another qualified corporate and noncorporate plan" shall mean:
(i) amounts transferred to this Plan directly from another qualified corporate (and, after December 31, 1983, noncorporate) plan; (ii) lump sum distributions received by an Employee from another qualified corporate or noncorporate plan and which are transferred by the Employee to this Plan within sixty (60) days following his receipt thereof; (iii) amounts transferred to this Plan from a conduit individual retirement account provided that the conduit individual retirement account has no assets other than assets which (A) were previously distributed to the Employee by another qualified corporate (and, after December 31, 1983 noncorporate) plan as a lump sum distribution (B) were eligible for tax free rollover to a qualified corporate or noncorporate plan and (C) were deposited in such conduit individual retirement account within sixty (60) days of receipt thereof and other than earning on said assets; and (iv) amounts distributed to the Employee from a conduit individual retirement account meeting the requirements of clause (iii) above, and transferred by the Employee to this Plan within sixty (60) days of his receipt thereof from such conduit individual retirement account. Prior to accepting any transfers to which this Section applies, the Administrator may require the Employee to establish that the amounts to be transferred to this Plan meet the requirements of this Section and may also require the Employee to provide an opinion of counsel satisfactory to the Employer that the amounts to be transferred meet the requirements of this Section.

                                      3-12

         3.12 Voluntary Contributions. The Plan does not permit Voluntary Employee Contributions.

         3.13 Directed Investment Account. The Plan, shall permit a Participant to direct the investment of his Account if, and only if, the Administrator of the Plan so authorizes. As part of the Administrator's authorization, the Administrator shall set forth the specific procedures with respect to the time, form and manner in which participant investment direction shall be administered. The Administrator's authorization of direction of investment as well as its promulgation of rules and procedures with respect to such investment direction shall strictly adhere to the proposed regulations issued by the Department of Labor with respect to such participant investment direction.

                                      3-13

                                   ARTICLE IV
                                   VALUATIONS

         4.1 Valuation of the Trust Fund. The Administrator shall direct the Trustee, as of each Anniversary Date, and at such other date or dates deemed necessary or appropriate by the Administrator, (each such date sometimes hereinafter called a "valuation date"), to determine the net worth of the assets comprising the Trust Fund as it exists on the "valuation date" prior to taking into consideration any contribution to be allocated for that Plan Year. In determining such net worth, the Trustee shall value the assets comprising the Trust Fund at their fair market value as of the "valuation date" and shall deduct all expense which the Trustee has not yet obtained reimbursement from the Employer or the Trust Fund.

         4.2 Method of Valuation. In determining the fair market value of securities held in the Trust Fund which are listed on a registered stock exchange, the Administrator shall direct the Trustee to value the same at the prices they were last traded on such exchange preceding the close of business on the "valuation date". If such securities were not traded on the "valuation date", or if the exchange on which they are traded was not open for business on the "valuation date", then the securities shall be valued at the prices at which they were last traded prior to the "valuation date". Any unlisted security held in the Trust Fund shall be valued at its bid price next preceding the close of business on the "valuation date", which bid price shall be obtained from a registered broker or an investment banker. In determining the fair market value of assets other than securities for which trading or bid prices can be obtained, the Trustee may appraise such assets itself, or in its discretion, employ one or more appraisers for that purpose and rely on the values established by such appraiser or appraisers.

                                       4-1

                                    ARTICLE V
                                  DISTRIBUTIONS

         5.1 Payments of Benefits. Upon termination of a Participant's employment for any reason after attaining Normal Retirement Age, the Advisory Committee shall direct the Trustee to commence payment of the Participant's Accounts to him (or to his Beneficiary if the Participant is deceased), in accordance with the provisions of this Article, not later than sixty (60) days after the close of the Plan Year in which the Participant's employment terminates.

                  (a) Terminated of Service Because of Death or Disability. If the Participant terminates employment prior to attaining Normal Retirement Age because of death or disability, the Advisory Committee shall direct the Trustee to commence payment of the Participant's Accounts to him (or to his Beneficiary if the Participant is deceased), in accordance with the provisions of Section 5.2, not later than one hundred twenty (120) days after the close of the Plan Year in which the Participant's employment terminated or, if the termination is by reason of the Participant's death, within one year after the date of death, if earlier. Notwithstanding the above, if the Beneficiary is the Participant's spouse (or a minor child as permitted in the Treasury Regulations) commencement of payment may be delayed with such spouse's consent until the date on which the Participant would have attained age seventy and one-half (70-1/2). If the surviving spouse dies before such distributions commence, the above rules shall be applied as if the spouse were the Participant.

                  (b) Termination of Service Prior to Normal Retirement Age. On termination of a Participant's employment prior to attaining Normal Retirement Age (for any reason other than death or disability), the Advisory Committee shall direct the Trustee to commence payment to the Participant of his Vested Accounts.

                           (i) If the Participant's interest is 100% Vested, the
Advisory Committee shall direct the Trustee to commence payment, in accordance with the provisions of Section 5.2, within one hundred twenty (120) days after the close of the Plan Year in which the Participant first incurs five consecutive Breaks in Service. If the Participant consents in writing to an earlier distribution, the Advisory Committee may direct that payments commence at any time on or after the date consented to. If the value of the Participant's Vested Account is less than or equal to $1,750 ($3,500 after December 31, 1984), the Advisory Committee may direct that payments commence within one hundred twenty (120) days after the end of the Plan Year in which the Participant's employment terminates without the Participant's consent.

                           The Advisory Committee shall not give the Trustee a
direction to commence payment of a terminating Participant's Vested Account before the close of the Plan Year in which the Participant

                                       5-1
first incurs five consecutive Breaks in Service unless (i) the Participant is one hundred percent (100%) vested in his Account, (ii) The Participant consents to the distribution and the Trustee will be able to make payment to the Participant before the end of the second Plan Year following the year in which the Participant terminated employment, or, (iii) the distribution is made in a lump sum and is less than or equal to the minimal dollar amount described above.

                           If the Advisory Committee does not give the Trustee
a direction to commence distribution prior to Normal Retirement Age, the Trustee shall continue to hold the Participant's Vested benefit in trust until the close of the Plan Year in which the Participant attains Normal Retirement Age. At that time, the Trustee shall commence payment of the Participant's Nonforfeitable benefit as if he had terminated employment after attaining Normal Retirement Age; provided, however, if the Participant dies or becomes disabled after terminating employment but prior to attaining Normal Retirement Age, the Advisory COmmittee, upon confirmation of the death or disability, shall direct the Trustee to commence payment of the Participant's Vested benefit to him (or to his Beneficiary if the participant is deceased) in accordance with the provisions of Section 5.2 not later than one hundred twenty (120) days after the close of the Plan Year in which the Participant's death or disability occurs.

                           (c) Distribution Before Termination of Service. A
Participant who satisfies the requirements described in subsections (i), (ii) or
(iii) below may elect to withdraw that portion of his Vested Total Account Balance described below while still employed by the Employer.

                                    (i) If the Participant has attained age 65,
the Participant may elect to withdraw all or any portion of his Account.

                                    (ii) If the Participant has made Deferred
Compensation contributions of 2% or more to the Plan for at least sixty calendar months, he may elect to withdraw any amount of the Vested portion of his Accounts, other than his Elective Account ("401(k) Account").

                                    (iii) If the Participant has made Deferred
Compensation contributions of 2% of more to the Plan for less than sixty calendar months, he may elect to withdraw any amount of his Account other than his Elective Account and the portion of his Non-Elective Account which is not vested and which was contributed to the Plan less than two years prior to the date of distribution. The amount of any distribution to a Participant with less than sixty calendar months of Plan participation shall be limited so that the amount remaining in the Participant's Account after withdrawal shall at least equal the sum of (A) the amount allocated to the

                                       5-2

Participant's Account from Employer contributions during the two year period immediately preceding the withdrawal, and (E) the forfeitable portion of the Participant's Account allocated to the Account prior to the two year period immediately preceding the withdrawal.

                                    The election to make a withdrawal shall be
made by filing an application with the Advisory Committee. The election shall be irrevocable. The amount to be withdrawn shall be distributed to the Participant as soon as reasonably possible after the filing of the election.

                           (d) Commencement of Payments. Notwithstanding
anything to the contrary in this Section 5, a Participant's benefit shall be distributed to the Participant (whether he has attained retirement age, become disabled die or terminated employment) not later than the date on which the Participant attains age 70 1/2. Unless the Participant elects otherwise in writing, the Advisory Committee shall direct the Trustee to commence payment under this Section no later than sixty (60) days after the close of the Plan Year in which the later of the following events occurs:

                                    (i) The date the Participant attains Normal
Retirement Age; or

                                    (ii) The date the Participant terminates
Service (employment) with the Employer.

                           (e) (1) If any Former Participant shall be reemployed
by the Employer, he shall again become a Participant in the Plan in the same manner as if such termination had not occurred. In the event that the Former Participant received payment of his Vested interest in the Plan, the portion of his Participant's Non-Elective Account that was not Vested shall be reinstated only if he repays the full amount distributed to him, other than his voluntary contribution, before the end of two (2) years from the date of his reemployment. In the event the Former Participant does repay the full amount distributed to him, the undistributed portion of the Participant's Non-Elective Account must be restored in full, unadjusted by gains or losses occurring subsequent to the Anniversary Date preceding his termination.

                                    (2) If any Former Participant is reemployed
by the Employer, then for purposes of determining the Vested portion of his Participant's Non-Elective Account attributable to his subsequent participation in the Plan, his Years of Service shall include Years of Service during his previous period of employment with the Employer.

                           (f) In the event that the amount of the Vested
portion of the Terminated Participant's Combined Account equals or exceeds the cash surrender value of any insurance Contracts on the

                                       5-3

Participant's life, the Trustee, if and when so directed by the Administrator and agreed to by the Terminated Participant shall assign, transfer, and set over to such Terminated Participant all Contracts on his life in such form or with such endorsements, so that the settlement options are limited to the provisions of Section 5.4, as the Administrator may, in his discretion, direct, restricting the right of the Terminated Participant to surrender, assign, or otherwise realize cash on the Contract or Contracts prior to his normal Retirement Date. In the event that the Vested portion of the Terminated Participant's Combined Account does not at least equal the cash surrender value of the Contracts, if any, the Terminated Participant may with the approval of the Administrator, pay over to the value of the Contracts being assigned or transferred, or the Trustee may borrow the cash surrender value of the Contracts from the insurer and then assign the Contracts to the Terminated Participant.

         5.2 Method of Payment of Account. After all required accounting adjustments, the Trustee, in accordance with the direction of the Advisory Committee, shall make payment of the Participant's Vested Accrued Benefit under one (1), or any combination, of the following methods:

                  (a) By payment in a lump sum.

                  (b) By payment in substantially equal monthly, quarterly or annual installments over a fixed reasonable period of time, not exceeding the lesser of (i) three (3) years or (ii) the life expectancy of the Participant or the joint life expectancy of the Participant and the Beneficiary designated by the Participant.

                  Furthermore, upon the Participant's or Beneficiary's written request, the Advisory Committee, in its sole discretion, may accelerate the payment of all, or any portion, of the Participant's unpaid Accrued Benefit. Under no circumstances may a Participant receive a benefit in the form of an annuity for life.

                  A Participant or other person eligible to receive a distribution from the Plan shall be entitled to have all or part of such distribution paid directly to another retirement plan provided that (i) such payment constitutes an "eligible rollover distribution," as defined in Section 402(f)(2)(A) of the Code (but only to the extent that such distribution otherwise would be includible in the distributee's gross income), (ii) such payment shall be subject to procedures and restrictions established by the Advisory Committee in compliance with Section 401(a)(31) of the Code and applicable Regulations, and (iii) the transferee plan is an "eligible retirement plan", as defined in Section 401)a)(31) of the Code.

                  If the Participant's entire interest is to be distributed in other than a lump sum, then the amount to be distributed each

                                       5-4
year must be at least an amount equal to the quotient obtained by dividing the Participant's entire interest by the life expectancy of the Participant or joint and last survivor expectancy of the Participant and designated Beneficiary. Life expectancy and joint and last survivor expectancy are computed by the use of the return multiplies contained in section 1.72-9 of the Income Tax Regulations. For purposes of this computation, a Participant's life expectancy may be recalculated no more frequently than annually; however, the life expectancy of a non-spouse Beneficiary may not be recalculated. If the Participant's Spouse is not the designated Beneficiary, the method of distribution selected must assure that at least 50 percent of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                  To facilitate installment payments either under paragraph (b) of this Section 5.2 or in the event of a Participant's election under Section 5.3, the Advisory Committee, in its sole discretion, may direct the Trustee to segregate all or any part of the Participant's Account in a separate Account. The Advisory Committee shall direct the Trustee to invest the Participant's segregated Account in federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated Account shall remain a part of the Trust, but it alone shall share in any income it earns, and it alone shall bear any expense or loss it incurs.

         5.3 Participant Benefit Payment Election. The Advisory Committee after consulting with a Participant shall select the method of distributing benefits. The Advisory Committee may permit a Participant to elect either or any combination of the two forms of payment of retirement benefits prescribed by
Section 5.2, and to defer the date at which the Trustee otherwise would commence payment of the Participant's Vested Account. A Participant may also elect the form and timing of payment of his Vested Account to his Beneficiaries subject to the distribution requirements of Section 5.2. If the Participant requests, the Advisory Committee shall furnish the Participant an appropriate form for the making of these elections. The Participant shall make an election under this
Section 5.3 by filing the election form with the Advisory Committee at any time before the Trustee would otherwise commence to pay a Participant's Vested Account in accordance with the requirements of Section 5.1. If the Advisory Committee determines not to permit the Participant's election, it shall direct the Trustee in writing to commence distribution of the Participant's Account to him in accordance with Section 5.2 not later than sixty (60) days after the close of the Plan Year in which the Participant terminates his employment. The Advisory Committee shall apply the provisions of this Section 5.3 in a nondiscriminatory and uniform manner.

                                       5-5

         5.4 Required Distributions.

                  (1) If the Participant dies after distribution of his benef its under the Plan has commenced, the remaining portion of the Participant's benefits under the Plan shall be distributed at least as rapidly as the method of distribution being used as of the date of the Participant's death.

                  (2) If the Participant dies before distribution of his benefit under the Plan has commenced, the Participant's entire interest in the Plan shall be distributed no later than five (5) years after the date of the Participant's death, except to the extent provided in (A) or (B) below:

                           (A) If any portion of the Participant's benefits
under the Plan is payable to (or for the benefit of) a beneficiary, distribution of the Participant's benefits under the Plan may be made over the life of such Beneficiary (or over a period not extending beyond the life expectancy of such Beneficiary), commencing no later than one (1) year after the date of the Participant"s death or such later date as may be provided in Treasury regulations under the applicable provisions of the Code; and

                           (B) If the Beneficiary is the Participant's surviving
Spouse, the date on which the distributions are required to begin in accordance with paragraph (A) immediately above shall not be earlier than the date on which the Participant would have attained age seventy and one-half (70 1/2), and if the surviving Spouse dies before the distributions to such Spouse begin, subsequent distributions shall be made as if the surviving Spouse were the Participant.

                  (3) For purposes of this Section 5.4:

                           (A) The life expectancy of the Participant and, if
applicable, the Participant's Spouse may be redetermined but not more frequently than annually.

                           (B) For calculation of distributions to a Beneficiary
other than the Participant's Spouse, life expectancy will be calculated at the time payment of benefits first commences, and payment for any twelve (12) consecutive month period will be based on such life expectancy minus the number of whole years passed since distribution first commenced, and

                           (C) Any amount paid to a child shall be treated as if
it had been paid to the surviving Spouse if such amount will become payable to the surviving Spouse when such child reaches the age of majority (or such other designated event permitted under Treasury regulations).

                                       5-6

                           (D) The restrictions imposed by this Section on the
timing of distributions shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have his death benef its paid in an alternative method acceptable under Section 401(a) of the Code as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act or 1982. Any such written designation made by a Participant shall be binding upon the Plan Administrator notwithstanding the provisions of this Section.

         5.5 Distribution for Minor Beneficiary. In the event a distribution is to be made to a minor, then the Administrator may, in the Administrator's sole discretion, direct that such distribution be paid to the legal guardian, or if none, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains his residence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian or parent of a minor Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

         5.6 Location of Participant or Beneficiary Unknown. In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the expiration of five (5) years after it shall become payable, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be reallocated in the same manner as a Forfeiture, pursuant to this Agreement. In the event a Participant or Beneficiary is located subsequent to his benefit being reallocated, such benefit shall be restored.

         5.7 Vesting.

                  (A) A Participant shall be fully Vested in his Participant's Elective Account. The Vested portion of any Participant's Non-Elective Account shall be a percentage of the total amount credited to his Participant's Non-Elective Account determined on the basis of the Participant's number of Years of Service according to the following schedule:

         (1)      For Plan Years beginning on or after January 1, 1989:



                                       5-7

                                Vesting Schedule

         Years of Service                                     Vested Percentage
         ----------------                                     -----------------
           Less than 1                                                0%
                  1                                                  10%
                  2                                                  20%
                  3                                                  30%
                  4                                                  40%
                  5                                                  60%
                  6                                                  80%
                  7 or more                                         100%

         (2) For Plan Years beginning prior to December 31, 1988:

                                                 Vesting Schedule

         Years of Service                                     Vested Percentage
         ----------------                                     -----------------
           Less than 1                                                0%
                  1                                                  10%
                  2                                                  20%
                  3                                                  30%
                  4                                                  40%
                  5                                                  50%
                  6                                                  60%
                  7                                                  70%
                  8                                                  80%
                  9                                                  90%
                  10 or more                                        100%

                  (b) The computation of a Participant's Vested percentage of his interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Article. In the event that this Agreement is amended to change or modify Section 5.7, a Participant with at least five (5) Years of Service as of the expiration date of the election period may elect to have his vested percentage computed under the Plan without regard to such amendment. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of:
(i) the adoption of the amendment; (ii) the effective date of the amendment;
or (iii) the date the Participant receives written notice of the amendment from the Employer or Administrator.

                                       5-8

                                   ARTICLE VI
                                 ADMINISTRATION

         6.1 Powers and Responsibilities of the Employer.

                  (a) The Employer shall be empowered to appoint and remove the Trustee and the Administrator from time to time as it deems necessary for the proper administration of the Plan to assure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of this Plan, the Code, and the Act.

                  (b) The Employer shall establish a "funding policy and method", i.e., it shall determine whether the Plan has a short run need for liquidity (e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability of same) is a more current need, and shall appoint a qualified person to do so. The Employer or its delegate shall communicate such needs and goals to the Trustee, who shall coordinate such Plan needs with its investment policy. The communication of such a "funding policy and method" shall not, however, constitute a directive to the Trustee as to investment of the Trust Funds. Such "funding policy and method" shall be consistent with the objectives of this Plan and with the requirements of Title I of the Act.

                  (c) The Employer may in its discretion appoint an Investment Manager to manage all or a designated portion of the assets of the Plan. In such event, the Trustee shall follow the directive of the investment Manger in investing the assets of the Plan managed by the Investment Manager.

                  (d) The Employer shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

         6.2 Assignment and Designation of Administrative Authority. The Employer shall appoint one or more Administrators. Any person, including, but not limited to, the Employees of the Employer, shall be eligible to serve as an Administrator. Any person so appointed shall signify his acceptance by filling written acceptance with the Employer. An Administrator may resign by delivering his written resignation to the Employer or be removed by the Employer by delivery of written notice of removal, to take effect at a date specified therein, or upon delivery to the Administrator if no date is specified.

                                       6-1

                  The Employer, upon the resignation or removal of an Administrator, shall promptly designate in writing a successor to this position. If the Employer does not appoint an Administrator, the Employer will function as the Administrator.

         6.3 Allocation and Delegation of Responsibilities. If more than one person is appointed as Administrator, the responsibilities of each Administrator may be specified by the Employer and accepted in writing by each Administrator. In the event that no such delegation is made by the Employer, the Administrators may allocate the responsibilities among themselves, in which event the Administrators shall notify the Employer and the Trustee in writing of such action and specify the responsibilities of each Administrator. The Trustee thereafter shall accept and rely upon any documents executed by the appropriate Administrator until such time as the Employer or the Administrators file with the Trustee a written revocation of such designation.

         6.4 Duties and Responsibilities. The Primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power to determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purposes of this Agreement; provided, however, that any procedures, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principals consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Section 401(a) of the code as amended from time to time, shall comply with the terms of the Act and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish his duties under this Plan. The Administrator shall be charged with the duties of the general administration of the Plan, including, but not limited to, the following:

                  (a) to determine all questions relating to the eligibility of Employees to participate or remain a Participant hereunder;

                  (b) to compute, certify, and direct the Trustee with respect to the amount and the kind of benef its to which any Participant shall be entitled hereunder;


                                       6-2

                  (c) to authorize and direct the Trustee with respect to all nondiscretionary or otherwise directed disbursements from the Trust;

                  (d) to maintain necessary records for the administration of the Plan;

                  (e) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the terms hereof;

                  (f) to determine the size and type of any Contract to be purchased from any insurer, and to designate the insurer from which such Contract shall be purchased;

                  (g) to compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Trust Fund;

                  (h) to consult with the Employer and the Trustee regarding the short and long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion in a manner designated to accomplish specific objectives;

                  (i) to assist any Participant regarding his rights, benefits, or elections available under the Plan.

         6.5 Records and Reports. The administrator shall keep a record of all actions taken and shall keep all other books of account, records, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law.

         6.6 Appointment of Advisors. The Administrator, or the Trustee with the consent of the Administrator, may appoint counsel, specialists, and advisors, and other persons as the Administrator of the Trustee deems necessary or desirable in connection with the administration of this Plan.

         6.7 Information From Employer. To enable the Administrator to perform his functions, the Employer shall supply full and timely information to the Administrator on all matters relating to the Compensation of all Participants, their Hours of Service, their Years of Service, their marital status, retirement, death, disability, or termination of employment, and such other pertinent facts as the Administrator may require; and the Administrator shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Administrator may rely upon such inf ormation as is supplied by the

                                       6-3

Employer and shall have no duty or responsibility to verify such information.

         6.8 Payment of Expenses. All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, including, but not limited to, fees of accountants, counsel, and other specialists, and other costs of Administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund. However, the Employer may reimburse the Trust for any administration expense incurred pursuant to the above. Any administration expense paid to the Trust as a reimbursement shall not be considered as an Employer contribution.

         6.9 Majority Actions. Except where there has been an allocation and delegation of administrative authority pursuant to Section 6.3, if there shall be more than one Administrator, they shall act by a majority of their number, but may authorize one or more of them to sign all papers on their behalf.

         6.10 Claims Procedure. Claims for benefits under the Plan may be filed with the Administrator on forms supplied by the Employer. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the application thereof is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

         6.11 Claims Review Procedure. Any Employee, former Employee, or Beneficiary of either, who has been denied a benefit by a decision of the Administrator pursuant to Section 6.10 shall be entitled to request the Administrator to give further consideration to his claim by filing with the Administrator (on a form which may be obtained from the Administrator) a request for a hearing. Such request, together with a written statement of the reasons why the claimant believes his claim should be allowed, shall be filed with the Administrator no later than 60 days after receipt of the written notification provided for in Section 6.10. The Administrator shall then conduct a hearing within the next 60 days, at which time the claimant shall have an opportunity to submit written and oral evidence and arguments in support of his claim. At the hearing (or prior thereto upon 5 business days written notice to the Administrator) the claimant or his representative shall have an opportunity to review all documents in the possession of the Administrator which are pertinent to the claim at issue and its disallowance. Either the claimant or the Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written

                                       6-4
transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Administrator within 60 days of the receipt of the appeal (unless there has been an extension of 60 days due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the 60 day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

         6.12 Limitations on Benefits and Distributions. All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order" as those terms are defined in Code Section 414(p).

                                       6-5

                                   ARTICLE VII
                                     TRUSTEE

         7.1 Basic Responsibilities of the Trustee. The Trustee shall have the following categories of responsibilities:

                  (a) Consistent with the "funding policy and method" determined by the Employer to invest, manage, and control the Plan assets subject, however, to the direction of an Investment Manager if the Employer should appoint such manager as to all or a portion of the assets of the Plan in accordance with the provisions of Section 6.1(c);

                  (b) At the direction of the Administrator, to pay benefits required under the Plan to be paid to Participants, or, in the event of their death, to their Beneficiaries;

                  (c) To maintain records of receipts and disbursements and furnish to the Employer and/or Administrator for each Fiscal Year a written annual report pursuant to Section 7.7. If there shall be more than one Trustee, they shall act by a majority of their number, but may authorize one or more of them to sign papers on their behalf.

         7.2 Investment Powers and Duties of the Trustee.

                  (a) The Trustee shall invest and reinvest the Trust Fund to keep the Trust Fund invested without distinction between principal and income and in such securities or property, real or personal, wherever situated, as the Trustee shall deem advisable, including, but not limited to, stocks, common or preferred, bonds and other evidences of indebtedness or ownership, and real estate or any interest therein. The Trustee shall at all times in making investments of the Trust Fund consider, among other factors, the short and long-term financial needs of the Plan on the basis of information furnished by the Employer. In making such investments, the Trustee shall not be restricted to securities or other property of the character expressly authorized by the applicable law for trust investments; however, the Trustee shall give due regard to any limitations imposed by the Code or the Act so that at all times this Plan may qualify as a qualified Profit Sharing Plan and Trust.

                  (b) The Trustee may employ a bank or trust company pursuant to the terms of its usual and customary bank agency agreement, under which the duties of such bank or trust company shall be of a custodial, clerical and record-keeping nature.

                  (c) The Trustee may from time to time with the consent of the Employer transfer to a common, collective, or pooled trust fund maintained by any corporate Trustee hereunder, all or such part of the Trust Fund as the Trustee may deem advisable, and such part or all of the Trust Fund so transferred shall be subject to all the

                                       7-1
terms and provisions of the common, collective, or pooled trust fund which contemplate the commingling for investment purposes of such trust assets with trust assets of other trusts. The Trustee may, from time to time with the consent of the Employer, withdraw from such common, collective, or pooled trust fund all or such part of the Trust Fund as the Trustee may deem advisable.

                  (d) At the election of each Participant, and with the consent of the Administrator, the Trustee, at the direction of the Administrator, shall apply for, own, and pay premiums on Contracts on the lives of the Participants. If a life insurance Policy is to be purchased for a Participant, the aggregate premium for ordinary life insurance for each Participant must be less than 50% of the aggregate of the contributions and Forfeitures to the credit of the Participant at any particular time. If term insurance is purchased with such contributions, the aggregate premium must be less than 25% of the aggregate contributions and Forfeitures allocated to a Participant's Combined Account. If both term insurance and ordinary life insurance are purchased with such contributions, the amount expended for term insurance plus one-half (1/2) of the premium for ordinary life insurance may not in the aggregate exceed 25% of the aggregate contributions and Forfeitures allocated to a Participant's Combined Account. The Trustee must convert the entire value of the life insurance Contracts at or before retirement into cash or provide for a periodic income so that no portion of such value may be used to continue life insurance protection beyond retirement, or distribute the Contracts to the Participant.

         7.3 Other Powers of the Trustee. The Trustee, in addition to all powers and authorities under common law, statutory authority, including the Act, and other provisions of this Agreement, shall have the following power and authorities, to be exercised in the Trustee's sole discretion:

                  (a) To purchase, or subscribe for, any securities or other property and to retain the same. In conjunction with the purchase of securities, margin accounts may be opened and maintained;

                  (b) Except as provided in Section 9.18, to sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or other property held by the Trustee, by private contract or at public auction. No person dealing with the Trustee shall be bound to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement;

                  (c) Except as provided in Section 9.18, to vote upon any stocks, bonds or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights


                                       7-2
or other options, and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property;

                  (d) To cause any securities or other property to be registered in the Trustee's own name or in the name of one or more of the Trustee's nominees, and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

                  (e) To borrow or raise money for the purposes of the Plan in such amount, and upon such terms and conditions, as the Trustee shall deem advisable; and for any sum so borrowed, to issue a promissory note as Trustee, and to secure the repayment thereof by pledging all, or any part of the Trust Fund; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any borrowing;

                  (f) To keep such portion of the Trust Fund in cash or cash balances as the Trustee may, from time to time, deem to be in the best interests of the Plan without liability for interest thereon;

                  (g) To accept and retain for such time as the Trustee may deem advisable any securities or other property received or acquired as Trustee hereunder, whether or not such securities or other property would normally be purchased as investments hereunder;

                  (h) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

                  (i) To settle, compromise, or submit to arbitration any claims, debts, or damages due or owing to or from the Plan, to commence or defend suits or legal or administrative proceedings, and to represent the Plan in all suits and legal and administrative proceedings;

                  (j) To employ suitable agents and to pay their reasonable expenses and compensation, and such agent or counsel may or may not be agent or counsel for the Employer;

                  (k) To apply for and procure from responsible insurance companies, to be selected by the Administrator, as an investment of the Trust Fund such annuity, or other Contracts (on the life of any

                                       7-3

Participant) as the Administrator shall deem proper; to exercise, at any time or from time to time, whatever rights and privileges may be granted under such annuity, or other Contracts; to collect, receive, and settle for the proceeds of all such annuity, or other Contracts as and when entitled to do so under the provisions thereof;

                  (1) To invest funds in the Trust in time deposits or savings accounts bearing a reasonable rate of interest in the Trustee's bank;

                  (m) To invest in Treasury Bills and other forms of United States government obligations;

                  (n) Except as hereinafter expressly authorized, the Trustee is prohibited from selling or purchasing stock options. The Trustee is expressly authorized to write and sell call options under which the holder of the option has the right to purchase shares of stock held by the Trustee as part of the assets of this Trust, if such options are traded on and sold through a notional securities exchange registered under the Securities Exchange Act of 1934, as amended, which exchange has been authorized to provide a market for option contracts pursuant to Rule 9B-1 promulgated under such Act, and so long as the Trustee at all times up to and including the time of exercise or expiration of any such option holds sufficient stock in the assets of this Trust to meet the obligations under such option if exercised. In addition, the Trustee is expressly authorized to purchase and acquire call options for the purchase of shares of stock covered by such options if the options are traded on and purchased through a national securities exchange as described in the immediately preceding sentence, and so long as any such option is purchased solely in a closing purchase transaction, meaning the purchase of an exchange traded call option the effect of which is to reduce or eliminate the obligations of the Trustee with respect to a stock contract or contracts which it has previously written and sold in a transaction authorized under the immediately preceding sentence.

                  (o) To deposit monies in federally insured savings accounts or certificates of deposit in banks or savings and loan associations;

                  (p) To pool all or any of the Trust Fund, from time to time, with assets belonging to any other qualified employee pension benefit trust created by the Employer or an affiliated company of the Employer, and to commingle such assets and make joint or common investments and carry joint accounts on behalf of this Plan and such other trust or trusts, allocating undivided shares or interests in such investments or accounts or any pooled assets of the two or more trusts in accordance with their respective interests.

                                       7-4

                  (q) To do all such acts and exercise all such rights and privileges, although not specifically mentioned herein, as the Trustee may deem necessary to carry out the purposes of the Plan;

                  (r) The powers granted to the Trustee shall be exercised in the sole fiduciary discretion of the Trustee. However, if the Participants are so empowered by the Administrator pursuant to Section 3.13, each Participant may direct the Trustee to separate and keep all or a portion of his Vested Interest in any one or more of his Accounts with the Plan; and further each Participant is authorized and empowered, in his sole and absolute discretion, to give directions to the Trustee in such form as the Trustee may require concerning the investment of the Participant's Directed Investment Account, which directions must be followed by the Trustee subject, however, to restrictions on payment of life insurance premiums. Neither the Trustee nor any other persons including the Administrator or otherwise shall be under any duty to question any such direction of the Participant or to review any securities or other property, real or personal, or to make any suggestions to the Participant in connection therewith, and the Trustee shall comply as promptly as practicable with directions given by the Participant hereunder. Any such direction may be of a continuing nature or otherwise and may be revoked by the Participant at any time in such form as the Trustee may require. The Trustee shall not be responsible or liable for any loss or expense which may arise from or result from compliance with any directions from the Participant nor shall the Trustee be responsible for, or liable for, any loss or expense which may result from the Trustee's refusal or failure to comply with any directions from the participant. The Trustee may refuse or comply with any direction from the Participant in the event the Trustee, in its sole and absolute discretion, deems such directions improper by virtue of applicable law. Any costs and expenses related to compliance with the Participant's directions shall be borne by the Participant's Account or Accounts.

                  (s) To invest up to 100% of the Trust Fund in Employer Securities. Notwithstanding anything hereinabove to the contrary, the Trustee shall not, at any time after December 31, 1981, invest any portion of a Directed Investment Account in collectibles within the meaning of that term as employed in Code Section 408(m).

         7.4 Loans to Participants.

                  (a) The Trustee may, in the Trustee's sole discretion, make loans to Participants and Beneficiaries under the following circumstances: (1) loans shall be made available to all Participants and Beneficiaries on a reasonable equivalent basis; (2) loans shall not be made available to highly compensated Employees, officers, or shareholders in an amount greater than the amount made available to other Participants and Beneficiaries; (3) loans shall bear the reasonable rate of interest; (4) loans shall be adequately

                                       7-5
secured; and (5) shall provide for periodic repayment over a reasonable period of time. .

                  (b) Loans shall not be made to any Owner-Employee or Shareholder-Employee.

                  (c) Loans shall not be granted to any Participant or his Beneficiary that provide for a repayment period extending beyond such Participant's Normal Retirement Date.

                  (d) Loans made pursuant to this Section shall be limited to the lesser of:

                           (i) $50,000, or

                           (ii) The greater of (A) one-half (1/2) of the present
value of the Vested interest of such Participant's Accounts maintained on behalf of the Participant under the Plan or (B) $10,000.

                  (e) Loans shall provide for periodic repayment over a period not to exceed five (5) years.

                  (f) Except, however, loans to acquire any dwelling unit which, is to be used (determined at the time the loan is made) as a principal residence of the Participant or a member of his family (within the meaning of Section 267(c)(4) of the Code), shall provide for periodic repayment over a reasonable period of time not to exceed ten (10) years.

                  (g) Within the ninety (90) day period before the making of any such loan, the Participant must consent to such loan and the possible reduction in the Participant's vested Account balance resulting from nonpayment of the loan. Any such consent shall be in writing, in a form and manner prescribed by the Administrator, and shall be witnessed by a notary public or the Administrator. If such consent is obtained prior to the making of the loan, Spousal consent shall not be required at the time of any setoff of the loan against the Participant's vested Account. Any future Spouse shall be bound by the consent of the Participant and his Spouse, if any, at the time the loan was made. The provisions of this paragraph (g) shall only apply with respect to loans made on or after August 19, 1985.

                  (h) Any Loan granted to any Participant pursuant to this Section shall be limited to a minimum amount of $500.

         7.5 Duties of the Trustee Regarding Payments. At the direction of the Administrator, the Trustee shall, from time to time, in accordance with the terms of the Plan, make payments out of the Trust Fund. The Trustee shall not be responsible in any way for the application of such payments.

                                       7-6

         7.6 Trustee's Compensation and Expenses and Taxes. The Trustee shall be paid such reasonable compensation as shall from time to time be agreed upon in writing by the Employer and the Trustee. An individual serving as Trustee who already receives full-time pay from the Employer shall not receive compensation from this Plan. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel fees incurred by it as Trustee. Such compensation and expenses shall be paid from the Trust Fund unless paid or advanced by the Employer. All taxes of any kind and all kinds whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Trust Fund or the income thereof, shall be paid from the Trust Fund.

         7.7 Annual Report of the Trustee. Within one hundred and twenty (120) days after the later of the Anniversary Date or receipt of the Employer's contribution for each Fiscal Year, the Trustee shall furnish to the Employer and Administrator a written statement of account with respect to the Fiscal Year for which such contribution was made setting forth:

                  (a) the net income, or loss, of the Trust Fund;

                  (b) the gains, or losses, realized by the Trust Fund upon sales or other disposition of the assets;

                  (c) the increase, or decrease, in the value of the Trust Fund;

                  (d) all payments and distributions made from the Trust Fund;
and

                  (e) such further information as the Trustee and/or Administrator deems appropriate. The Employer, forthwith upon its receipt of each such statement of account shall acknowledge receipt thereof in writing and advise the Trustee and/or Administrator of its approval or disapproval thereof. Failure by the Employer to disapprove any such statement of account within thirty (30) days after its receipt thereof shall be deemed an approval thereof. The approval by the Employer of any statement of account shall be binding as to all matters embraced therein as between the Employer and the Trustee to the same extent as if the account of the Trustee had been settled by judgment or decree in an action for a judicial settlement of its account in a court of competent jurisdiction in which the Trustee, the Employer and all persons having or claiming an interest in the Plan were parties; provided, however, that nothing herein contained shall deprive the Trustee of its right to have its accounts judicially settled if the Trustee so desires.

         7.8 Audit.

                  (a) If an audit of the Plan's records shall be required by the Act and the regulations thereunder for any Plan Year, the

                                       7-7

Administrator shall direct the Trustee to engage on behalf of all Participants an independent qualified public accountant for that purpose. Such accountant shall, after an audit of the books and records of the Plan in accordance with generally accepted auditing standards, within a reasonable period after the close of the Plan Year, furnish to the Administrator and the Trustee a report of his audit setting forth his opinion as to whether each of the following statements, schedules or lists, or any others that are required by Section 103 of the Act or the Secretary of Labor to be filed with the Plan's annual report, are presented fairly in conformity with generally accepted accounting principles applied consistently:

                           (1) statement of the assets and liabilities of the
Plan;

                           (2) statement of changes in net assets available to
the Plan;

                           (3) statement of receipts and disbursements, a
schedule of all assets held for investment purposes, a schedule of all loans or fixed income obligations in default at the close of the Plan Year;

                           (4) a list of all leases in default or uncollectible
during the Plan Year;

                           (5) the most recent statement of assets and
liabilities of any bank common or collective trust fund in which Plan assets are invested or such information regarding separate accounts or trusts with a bank or insurance company as the Trustee and Administrator deem necessary; and

                           (6) a schedule of each transaction or series of
transactions involving an amount in excess of three percent (3%) of Plan assets.

                                    All auditing and accounting fees shall be an
expense of and may, at the election of the Administrator, be paid from the Trust Fund.

                  (b) If some or all of the information necessary to enable the Administrator to comply with Section 103 of the Act is maintained by a bank, insurance company, or similar institution, regulated and supervised and subject to periodic examination by a state or federal agency, it shall transmit and certify the accuracy of that information to the Administrator as provided in
Section 103(b) of the Act within one hundred twenty (120) days after the end of the Plan Year or such other date as may be prescribed under regulations of the Secretary of Labor.

                                       7-8

         7.9 Resignation, Removal and Succession of Trustee.

                  (a) The Trustee may resign at any time by delivering to the Employer, at least thirty (30) days before its effective date, a written notice of his removal.

                  (b) The Employer may remove the Trustee by mailing by registered or certified mail, addressed to such Trustee at his last known address, at least thirty (30) days before its effective date, a written notice of his removal.

                  (c) Upon the death, resignation, incapacity, or removal of any Trustee, a successor may be appointed by the Employer; and such successor, upon accepting such appointment in writing and delivering same to the Employer, shall without further act, become vested with all the estate, rights powers, discretion, and duties of his predecessor with like respect as if he were originally named as a Trustee herein. Until such a successor is appointed, the remaining Trustee or Trustees shall have full authority to act under the terms of this Agreement.

                  (d) The Employer may designate one or more successors prior to the death, resignation, incapacity, or removal of a Trustee. In the event a successor is so designated by the Employer and accepts such designation, the successor shall, without further act, become vested with all the estate, rights, powers, discretion, and duties of his predecessor with the like effect as if he were originally named as Trustee herein immediately upon the death, resignation, incapacity, or removal of his predecessor.

                  (e) Whenever any Trustee hereunder ceases to serve as such, he shall furnish to the Employer and Administrator a written statement of account with respect to the portion of the Fiscal Year during which he served as Trustee, if so requested by the Administrator. This statement shall be either
(i) included as part of the annual statement of account for the Fiscal Year required under Section 7.7 or (ii) set forth in a special statement. Any such special statement of account should be rendered to the Employer no later than the due date of the annual statement of account for the Fiscal Year. The procedures set forth in Section 7.7 for the approval by the Employer of annual statements of account shall apply to any special statement of account rendered hereunder and approval by the Employer of any such special statement in the manner provided in Section 7.7 shall have the same effect upon the statement as the Employer's approval of an annual statement of account. No successor to the Trustee shall have any duty or responsibility to investigate the acts or transactions of any predecessor who has rendered all statements of account required by Section 7.7 and this subparagraph.

         7.10 Transfer of Interest. Not withstanding any other provision contained in this Plan, the Trustee at the direction of

                                       7-9
the Administrator shall transfer, upon a 1-Year Break in Service of a Participant, the Vested interest, in any, of such Participant in his Accounts to another trust forming part of a pension, profit sharing, or stock bonus plan maintained by such Participant's new employer and represented by said employer in writing as meeting the requirements of Code Section 401(a), provided that the trust to which such transfers are made permits the transfer to be made.

                  The Trustee may accept funds transferred from such trusts or a "conduit" Individual Retirement Account for the account of a Participant under this Plan, provided the conditions precedent to such transfer set forth in
Section 3.11 are satisfied. In the event of such a transfer, the Trustee shall maintain a separate Participant's Rollover Account for the amount transferred. The Trustee may act upon the direction of the Administrator without determining the facts concerning a transfer.

         7.11 Employer Securities and Real Property. The Trustee shall be empowered to acquire and hold "qualifying Employer securities" and "qualifying Employer real property," as those terms are defined in the Act.




                                      7-10

                                  ARTICLE VIII
                        AMENDMENT, TERMINATION AND MERGES

         8.1 Amendment. The Employer shall have the right at any time and from tine to time to amend, in whole or in part, any or all of the provisions of this Agreement. However, no such amendment shall authorize or permit any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates; no such amendment shall cause any reduction in the amount credited to any Account of any Participant theretofore, or cause or permit any portion of the Trust Fund to revert to or become the property of the Employer; and no such amendment which affects the rights, duties or responsibilities of the Trustee and Administrator may be made without the Trustee's and Administrator's written consent. Any such amendment shall become effective upon delivery of a duly executed instrument to the Trustee, provided that the Trustee shall in writing consent to the terms of such amendment if the Trust provisions contained herein are a part of this Agreement and the amendment affects the duties of the Trustee hereunder. For purposes of this Section, a Plan amendment which has the effect of (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (2) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing Accrued Benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a social security supplement, a death benefit (including life insurance), or a plant shutdown benefit (that does not continue after retirement age). Furthermore, no amendment to the Plan shall have the effect of decreasing a Participant's Vested interest determined without regard to such amendment as of the later of the date such amendment is adopted, or becomes effective.

         8.2 Termination. The Employer shall have the right at any time to terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. A complete discontinuance of the Employer's contributions to the Plan shall be deemed to constitute a termination. Upon any termination (full or partial) or complete discontinuance of contributions, all amounts credited to the affected Participant's Accounts shall become 100% Vested and shall not thereafter be subject to forfeiture and all unallocated amounts shall be allocated to the accounts of all Participants in accordance with the provisions hereof. Upon such termination of the Plan, the Employer, by written notice to the Trustee and Administrator, may direct either:

                                       8-1

                  (a) complete distribution of the assets in the Trust Fund to the Participants, in cash or in kind, in one "lump-sum payment" (as such term is defined in the Code) as soon as the Trustee deems it to be in the best interests of the Participants, but in no event later than two years after such termination; or

                  (b) continuation of the Trust created by this Agreement and the distribution of benefits at such time and in such manner as though the Plan had not been terminated.

         8.3 Merger or Consolidation. This Plan and Trust may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other Plan and Trust only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the Plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation.

                                       8-2

                                   ARTICLE IX
                                  MISCELLANEOUS

         9.1 Participant's Rights. This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.

         9.2 Alienation.

                  (a) Subject to the exception provided below, no benefit which shall be payable out of the Trust Fund to any person (including a Participant or his Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and such benef it shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Trustee, except to such extent as may be required by law;

                  (b) this provision shall not apply to the extent a Participant or Beneficiary is indebted to the Plan, for any reason, under any provision of this Agreement, or to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a "qualified domestic relations order" as defined in Section 414(p) of the Code. Provided the consent or consents required pursuant to Section 7.4 have been obtained at the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, such proportion of the amount distributed as shall equal such indebtedness shall be paid by the Trustee to the Trustee or the Administrator, at the direction of the Administrator, to apply against or discharge such indebtedness. Prior to making a payment, however, the Participant or Beneficiary must be given written notice by the Administrator that such indebtedness is to be deducted in whole or part from the Vested portion of his Participant's Accounts. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against his Vested Participant's Accounts, he shall be entitled to a review of the validity of the claim in accordance with procedures provided in Sections 6.10 and 6.11.

                  (c) In the event a Participant's benefits are garnished or attached by order of any court, the Administrator may bring an

                                       9-1
action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan. During the pendency of said action, any benefits that become payable shall be paid into the court as they become payable, to be distributed by the court to the recipient it deems proper at the close of said action.

                  (d) This provision shall not apply to a "qualified domestic relations order" defined in Code Section 414(p), and by those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order", a former Spouse of a Participant shall be treated as the Spouse or surviving Spouse for all purposes under the Plan.

         9.3 Construction of Agreement. This Plan and Trust shall be construed and enforced according to the Act and the laws of the State of Florida, other than its laws respecting choice of law, to the extent not preempted by the Act.

         9.4 Gender and Number. Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

         9.5 Legal Action. In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee or the Administrator may be a party, and such claim, suit or proceeding is resolved in favor of the Trustee or Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

         9.6   Prohibition Against Diversion of Funds.

                  (a) Except as provided below, it shall be impossible under the terms of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any trust fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than for the exclusive benefit of Participants, Retired Participants, or their Beneficiaries.

                                       9-2

                  (b) In the event the Employer shall make an excessive contribution under a mistake of fact pursuant to Section 401(c) (2)-(A) of the Act, the Employer may demand repayment of such excessive contribution at any time within one (1) year following the time of payment and the Trustees shall return such amount to the Employer within the one (1) year period. Earnings of the Plan attributable to the excess contributions may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned.

         9.7 Bonding. Every Fiduciary, except a bank or an insurance company, unless exempted by the Act and regulations thereunder, shall be bonded in an amount not less than 10% of the amount of the funds such Fiduciary handles: provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, than by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the Fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in section 412(a)(2) of the Act), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in this Agreement to the contrary, the cost of such bonds shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund or by the Employer.

         9.8 Employer's and Trustee's Protective Clause. Neither the Employer not the Trustee, nor their successors, shall be responsible for the validity of any Contract issued hereunder or for the f ailure on the part of the insurer to make payments provided by any such Contract, or for the action of any person which may delay payment or render a Contract null and void or unenforceable in whole or in part.

         9.9 Insurer's Protective Clause. Any insurer who shall issue Contracts hereunder shall not have any responsibility for the validity of this Plan or for the tax or legal aspects of this Plan. The insurer shall be protected and held harmless in acting in accordance with any written direction of the Trustee, and shall have no duty to see to the application of any funds paid to the Trustee, nor be required to question any actions directed by the Trustee. Regardless of any provision of this Plan, the insurer shall not be required to take or permit any action or allow any benefit or privilege contrary to the terms of any Contract which it issues hereunder, or the rules of the insurer.

         9.10 Receipt and Release for Payments. Any payment to any Participant, his legal representative, Beneficiary, or to any

                                       9-3
guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of this Agreement, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee, the Administrator and the Employer, either of whom may require such Participant, legal representative, Benef iciary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Trustee, the Administrator, or Employer.

         9.11 Action by the Employer. Whenever the Employer under the terms of this Agreement is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

         9.12 Named Fiduciaries and Allocation of Responsibility. The "named Fiduciaries" of this Plan are (1) the Employer, (2) the Administrator, (3) the Trustee and (4) any Investment Manager appointed hereunder. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under this Agreement. In general, the Employer shall have the sole responsibility for making the contributions provided for under Section 3.2; and shall have the sole authority to appoint and remove the Trustee and the Administrator which may be provided for under this agreement; to formulate the Plan's "funding policy and method", and to amend or terminate, in whole or in part, this Agreement. The Administrator shall have the sole responsibility for the administration of this Agreement, which responsibility is specifically described in this Agreement. The Trustee shall have the sole responsibility of management of the assets held under the Trust, except those assets, the management of which, has been assigned to an Investment Manager, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in this Agreement. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of this Agreement, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action or another named fiduciary as being proper under this Agreement, and is not required under this Agreement to inquire into the propriety of any such direction, information or action of another named Fiduciary as being proper under this Agreement, and is not required under this Agreement to inquire into the propriety of any such direction, information or action. It is intended under this Agreement that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Agreement. No named Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity.

                                       9-4

         9.13 Headings. The headings and subheadings of this Agreement have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

         9.14 Approval by Internal Revenue Service.

                  (a) Notwithstanding anything herein to the contrary, if, pursuant to an application filed by or in behalf of the Plan, the Commissioner of Internal Revenue or his delegate should determine that the Plan as amended and restated does not initially qualify as a tax-exempt plan and trust under Sections 401 and 501 of the Code, and such determination is not contested, or if contested, is finally upheld, then the Plan shall operate as if it had not been amended and restated.

                  (b) Notwithstanding any provisions to the contrary, except
Section 2.6, any contribution by the Employer to the Trust Fund is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may within one (1) year following a final determination of the disallowance, whether by agreement with the Internal Revenue Service or by final decision of a court of competent jurisdiction, demand repayment of such disallowed contribution and the Trustee shall return such contribution within one (1) year following the disallowance.

         9.15 Uniformity. All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner.

         9.16 No Liability. The Employer assumes no obligation or responsibility to any of its Employees, Participants or Beneficiaries for any act of, or failure to act, on the part of its Advisory Committee or the Trustee.

         9.17 Indemnity of Committee. The Employer indemnities and saves harmless the member of the Advisory Committee, and each of them, from and against any and all loss resulting from liability to which the Advisory Committee, or its individual members, may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in the administration of this Trust of Plan or both, including all expenses reasonably incurred in their defense, in case the Employer fails to provide such defense. The indemnification provisions of this Section 9.17 shall not relieve any Advisory Committee member from any liability he may have under the Act for breach of a fiduciary duty. Furthermore, the Advisory Committee members and the Employer may execute a letter agreement further delineating the indemnification agreement of this Section 9.17, provided the letter agreement must be consistent with and shall not violate the Act. The indemnification provisions of this Section 9.17 shall extend to the Trustee solely to the extent provided by a letter agreement executed by the Trustee and the Employer.

                                       9-5

         9.18 Voting and Other Rights of Company Stock.

                  (a) All voting rights of PBSJ Stock held in the Trust Fund shall be exercised in accordance with the following provisions:

                           (i) Each Participant (which term shall include, for
purposes of this Section 9.18, Beneficiaries having an interest in an Account or fund holding PBSJ Stock) shall be given the opportunity instruct the Trustee confidentially on a form prescribed and provided by the Administrator as to how to vote those shares (including fractional shares) of PBSJ Stock allocated to his Account(s) under the Plan (directly or indirectly through an interest in a PBSJ Stock fund) on the date immediately preceding the record date for the meeting of shareholders of PBSJ. The Trustee shall not divulge to PBSJ the instructions of any Participant. PBSJ may require verification of the Trustee's compliance with such confidential voting instructions by an independent auditor elected by PBSJ. The voting rights procedures set forth in this Section 9.18 shall be construed and implemented in accordance with the provisions of Code section 409(e).

                           (ii) All Participants entitled to direct such voting
shall be notified by the Administrator (or PBSJ, pursuant to its normal communications with shareholders) of each occasion for the exercise of these voting rights within a reasonable time (but not less than the time period that may be required by any applicable state or federal law) before these rights are to be exercised. The notification shall include all information distributed by PBSJ to other shareholders regarding the exercise of such rights.

                           (iii) The Participants shall be so entitled to direct
the voting of fractional shares (or fractional right to shares). However, the Administrator may, to the extent possible, direct the Trustee to vote the combined fractional shares ( or fractional rights to shares) so as to reflect the aggregate direction of all participants giving directions with respect to fractional shares (or fractional rights to shares).

                           (iv) In the event that a Participant shall fail to
direct the Trustee, in whole or in part, as to the exercise of voting rights arising under any PBSJ Stock allocated to his Account, then these voting rights, together with voting rights as to shares of PBSJ Stock which have not been allocated, shall be exercised by the Trustee in the same proportion as the number of Shares of PBSJ Stock for which the Trustee has received direction in such matter (e.g., to vote for, against or abstain from voting on a proposal, or to grant or to withhold authority to vote for a director or directors), and the Trustee shall have no discretion in such matter.

                                       9-6

                           (v) Except as provided in paragraph (b) below, all
rights (other than voting rights) of PBSJ Stock held in the Trust Fund shall be exercise in the same manner and to the same extent as provided above with respect to the voting rights of the PBSJ Stock, subject to the rules prescribed by the Administrator, which rules, among other matters, may prescribe that no action shall be taking with respect to shares as to which no direction is received from Participants. The Trustee shall have no discretion with respect to the exercise of any such rights.

                           (vi) Neither the Administrator nor the Trustee shall
make any recommendation to any Participant regarding the exercise of the participant's voting rights or any other rights under the provisions of this
Section 9.18, nor shall the Administrator or Trustee make any recommendation as to whether any such rights should or should not be exercised by the participant.

                  (b) All responses to tender and exchange offers for PBSJ Stock shall be made in accordance with the following provisions:

                           (i) Each Participant shall be given the opportunity
to the extent that shares of PBSJ Stock are allocated to his Account, to direct the Trustee in writing as to the manner in which to respond to a tender or exchange offer with respect to PBSJ Stock, and the Trustee shall respond in accordance with the instructions so received. The Trustee shall not divulge to PBSJ the instructions of any participant. The Administrator shall utilize its best efforts to timely distribute or cause to be distributed to each Participant such information as will be distributed to shareholders of PBSJ in connection with any such tender or exchange offer, together with a form addressed to the Trustee requesting confidential instructions on whether or not such shares will be tendered or exchange. If the Trustee shall not receive timely direction from a Participant as to the manner in which to respond to such a tender or exchange offer, the Trustee shall not tender or exchange any shares of PBSJ Stock with respect to which such Participant has the right of direction, and the Trustee shall have no discretion in such matter.

                           (ii) Unallocated shares of PBSJ Stock and shares of
PBSJ Stock held by the Trustee pending allocation to Participants' Account shall be tendered or exchanged (or to tendered or exchanged) by the Trustee in the same proportion as shares with respect to which Participants have been given the opportunity to direct the Trustee pursuant to paragraph (i) above are tendered or exchanged, and the Trustee shall have no discretion in such matter.

         9.19 Contributions Contingent Upon Deductibility. Notwithstanding anything to the contrary provided herein, all Employer Contributions to the Plan are hereby expressly conditioned upon their deductibility for Federal income Tax purposes. To the extent that all or any part of a contribution to the Plan is not deducti-

                                       9-7
ble for Federal income Tax purposes, such contributions, in accordance with the applicable provisions of the Code and ERISA, shall be returned to the Employer making such contribution. All contributions to the Plan shall be considered contingent on deductibility for Federal Income Tax purposes notwithstanding the fact that the corporate action authorizing such contributions or the manner of payment of such contributions does not specifically set forth such contingency.

                                       9-8

                                    ARTICLE X
                             PARTICIPATING EMPLOYERS

         10.1 Adoption By Other Employers. Notwithstanding anything herein to the contrary, with the consent of the Employer and Trustee, any other corporation or entity (provided an owner-Employee of such entity does not participate in the Plan for Plan Years beginning before January 1, 1984), whether or not an Affiliate or subsidiary, may adopt this Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by a properly executed document evidencing said intent and with the consent of such Participating Employer.

         10.2 Requirements Of Participating Employers.

                  (a) Each such Participating Employer shall be required to use the same Trustee as provided in this Plan.

                  (b) The Trustee may, but shall not be required to, commingle, hold and invest as one Trust Fund all contributions made by Participating Employers, as well as all increments thereof.

                  (c) The transfer of any Participant from or to an Employer participating in this Plan, whether he be an Employee of the Employer or a Participating Employer, shall not affect such Participant's rights under the Plan, and all amounts credited to such Participant's Account as well as his accumulated service time with the transferor or predecessor, and his length of participation in the Plan, shall continue to his credit.

                  (d) All rights and value forfeited by termination of employment shall inure only to the benefit of the Employee-Participants of the Participating Employer by which the forfeiting Participant was employed, except if the Forfeiture is for an Employee whose Employer is a member of an affiliated or controlled group, then said Forfeiture shall be allocated, based on Compensation to all Participant Accounts of Participating Employers who are members of the affiliated or controlled group. Should an Employee of one ("First") Employer be transferred to an associated ("Second") Employer (the Employer, an affiliate or subsidiary), such transfer shall not cause his Account balances (generated while an Employee of "First" Employer) in any manner, or by any amount to be forfeited. Such Employee's Participant Account balances for all purposes of the Plan, including length of service, shall be considered as though he had always been employed by the "Second" Employer and as such had received contributions, forfeitures, earnings or losses, and appreciation or depreciation in value of assets totaling the amount so transferred.

                  (e) Any expenses of the Trust which are to be paid by the Employer or borne by the Trust Fund shall be paid by each

                                      10-1

Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.

         10.3 Designation Of Agent. Each Participating Employer shall be deemed to be a part of this Plan; provided, however, that with respect to all of its relations wi th the Trustee and Administrator for the purpose of this Plan, each Participating Employer shall be deemed to have designated irrevocably the Employer as its agent. Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan.

         10.4 Employee Transfers. It is anticipated that an Employee may be transferred between Participating Employers, and in the event of any such transfer, the Employee involved shall carry with him his accumulated service and eligibility. No such transfer shall effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

         10.5 Participating Employers Contribution. All contributions made by a Participating Employer, as provided for in this Plan, shall be determined separately on the basis of its total Compensation paid, and shall be paid to and held by the Trustee for the exclusive benefit of the Employees of such Participating Employer and the Beneficiaries of such Employees, subject to all the terms and conditions of this Plan. Any Forfeiture by an Employee of a Participating Employer subject to allocation during each Plan Year shall be allocated only for the exclusive benefit of the Participants of such Participating Employer in accordance with the provisions of this Plan. On the basis of the information furnished by the Administrator, the Trustee shall keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the accounts and credits of the Employees of each Participating Employer. The Trustee may, but need not, register Contracts so as to evidence that a particular Participating Employer is the interested Employer hereunder, but in the event of an Employee transfer from one Participating Employer to another, the employing Employer shall immediately notify the Trustee thereof.

         10.6 Amendment. Amendment of this Plan by the Employer at any time when there shall be a Participating Employer hereunder shall only be by the written action of each and every Participating Employer and with the consent of the Trustee where such consent is necessary in accordance with the terms of this Plan.

                                      10-2

         10.7 Discontinuance Of Participation. Any Participating Employer shall be permitted to discontinue or revoke its participation in the Plan. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. The Trustee shall thereafter transfer, deliver and assign Contracts and other Trust Fund assets allocable to the Participants of such Participating Employer to such new Trustee as shall have been designated by such Participating Employer, in the event that it has established a separate pension plan for its Employees. If no successor is designated, the Trustee shall retain such assets for the Employees of said Participating Employer pursuant to the provisions of Article VII hereof. In no such event shall any part of the corpus or income of the Trust as it relates to such Participating Employer be used for or diverted for purposes other than for the exclusive benefit of the Employees of such Participating Employer.

         10.8 Administrator's Authority. The Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Participating Employers and all Participants, to effectuate the purpose of this Article.

         10.9 Participating Employer Contribution For Affiliate. To the extent that an Employer's contribution is limited to its Net Profit, if any Participating Employer is prevented in whole or in part from making a contribution to the Trust Fund which it would otherwise have made under the Plan by reason of having no current or accumulated earnings or profits, or because such earnings or profits are less than the contribution which it would otherwise have made, then so much of the contribution which such Participating Employer was so prevented from making may be made, for the benefit of the participating employees of such Participating Employer, by the other Participating Employers who are members of the same affiliated group to the extent of their current or accumulated earnings or profits, except that such contribution by each such other Participating Employer shall be limited to the proportion of its total current and accumulated earnings or profits remaining after adjustment for its contribution to the Plan made without regard to this paragraph which the total prevented contribution bears to the total current and accumulated earnings or profits of all the Participating Employers remaining after adjustment for all contributions made to the Plan without regard to this paragraph.

         A Participating Employer on behalf of whose employees a contribution is made under this paragraph shall not reimburse the contributing Participating Employers.

                                      10-3

                                   ARTICLE XI
                            TOP-HEAVY PLAN PROVISIONS

         11.1 Definitions. Whenever used in this Article XI, the following words and phrases shall have the respective meanings stated below unless a different meaning is plainly required by the context, and when the defined meaning is intended, the term is capitalized.

                  (a) "Aggregation Group" means:

                           (1) all plans of the Employer in which one or more
Key Employees are participants, and all other plans maintained by the Employer that enable any plan in which a Key Employee is a participant to comply with the coverage and non-discrimination requirements of Sections 401(a)(4) and 410 of the Code, and

                           (2) all plans that the Employer designates as part
thereof, provided the resulting Aggregation Group meets the coverage and non-discrimination requirements of Sections 401(a)(4) and 410 of the Code.

                  (b) "Determination Date" means for any Plan Year, the last day of the preceding Plan Year, or, in the case of the first Plan Year of a plan, the last day of the plan year. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

                  (c) "Key Employee" means, with respect to any Plan Year, any Employee or Former Employee (or his Beneficiary) who is, at any time during such Plan Year (or was during any of the four (4) preceding Plan Years):

                           (1) an officer of the Employer; provided, however,
that the term officer shall not include any person having an annual Section 415 Compensation that does not exceed 150% of the dollar limitation in effect under
Section 415(c)(1)(A) of the Code for any such Plan Year; and provided, further, that not more than the lesser of:

                                    (A) fifty (50) individuals (or their
respective Beneficiaries) employed by the Employer, or

                                    (B) the greater of three (3) such
individuals (or their Beneficiaries) or ten percent (10%) of all such individuals (or their Beneficiaries), shall be deemed to be officers with respect to any Plan Year;

                           (2) one of the ten (10) Employees owning (or
considered as owning within the meaning of Section 318 of the Code)

                                      11-1
both more than a one-half percent (1/2%) interest in any Employer or Affiliate and the largest interests in any Employer or Affiliate; provided, however, that an Employee will not be considered a top ten owner for any Plan Year in which his Section 415 Compensation does not exceed the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such Plan Year; or

                           (3) a person who owns, or is considered as owning
within the meaning of Section 318 of the Code,

                                    (A) more than five percent (5%) of the
Employer's outstanding stock or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer, or, in the case of an unincorporated business, an owner of more than five percent (5%) of the capital or profits interest in the Employer, (determined in each case without regard to the ownership of any Affiliate), such an owner being sometimes referred to in the Plan as a "Five Percent Owner", or

                                    (B) more than one percent (1%) of such
stock, or capital or profits interest, and who has aggregate Section 415 Compensation from the Employer and any Affiliate in such year in excess of One Hundred Fifty Thousand Dollars ($150,000).

                  (d) "Non-Key Employee" means any Employee who is not a Key Employee.

                  (e) "Present Value of Accrued Benefit" means in the case of a defined benefit plan, a Participant's Present Value of Accrued Benefit shall be as determined under the provisions of the applicable defined benefit plan.

                  (f) "Top Heavy Group" means an Aggregation Group in which, as of the Determination Date, the sum of:

                           (1) the Present Value of Accrued Benefits of Key
Employees under all defined benefit plans included in the group; and

                           (2) the Aggregate Accounts of Key Employees under all
defined contribution plans included in the group, exceeds sixty percent (60%) of a similar sum determined for Participants.

                  (g) "Top Heavy Plan Year" means any Plan Year commencing after December 31, 1983, in which the Plan is a Top Heavy Plan as determined under
Section 11.2.

         11.2 Determination Of Top Heavy Status.

                  (a) This Plan shall be a Top Heavy Plan for any Plan Year commencing after December 31, 1983, in which, as of the Determination Date of such Plan Year, the sum of:

                                      11-2

                           (1) the aggregate Present Values of the Accrued
Benefits of Key Employees under any defined benefit pension plan in an Aggregation Group that includes this Plan, and

                           (2) the aggregate account balances of Key Employees
under this Plan and any other plan in Aggregation Group that includes this Plan,

exceeds sixty percent (60%) of the sum of the aggregate Present Values of Accrued Benefits and account balances of all Participants (and Former Participants to the extent of their unpaid benefits) under this Plan and of all Participants (and Former Participants to the extent of their unpaid benefits) under any other plans in an Aggregation Group that includes this Plan.

                  (b) This Plan shall be a Super Top Heavy Plan for any Plan Year commencing after December 31, 1983, in which, as of the Determination Date for such Plan Year, the sum of:

                           (1) the aggregate Present Values of the Accrued
Benefits of Key Employees under any defined benefit plan in any Aggregation Group that includes this Plan, and

                           (2) the aggregate account balances of Key Employees
under this Plan and any other plan in an Aggregation Group that includes this Plan,

exceeds ninety percent (90%) of the sum of the aggregate Present Values of Accrued Benefits and the account balances of all Participants under this Plan (and Former Participants to the extent of their unpaid benefits) and of all Participants (and Former Participants to the extent of their unpaid benefits) under any other plans in an Aggregation Group that includes this Plan.

                  (c) For purposes of paragraphs (a) and (b) of this
Section 11.2:

                           (1) if any Participant is a Non-Key Employee with
respect to any Plan for any Plan Year, but such Participant was a Key Employee with respect to such Plan for any prior Plan Year, the present value of such participant's accrued benefits and/or account balances shall not be taken into account;

                           (2) distributions made within the Plan Year that
includes the Determination Date and within the four (4) immediately preceding plan years, and contributions due as of the Determination Date, shall be included in the value of a Participant's accrued benefit or account balance, as the case may be. Notwithstanding anything herein to the contrary all distributions, including distributions made prior to January 1, 1984, or distributions under a terminated plan which if it had not been terminated would have

                                      11-3
been required to be included in an Aggregation Group, will be counted;

                           (3) rollover contributions and transfers from other
plans shall be taken into account to the extent required under Section 416 of the Code and the regulations thereunder; and

                           (4) for Plan Years beginning after December 31, 1984,
if any person has not performed any service for any Employer (other than benefits under the Plan) at any time during the 5-year period ending on the Determination Date, then the present value of such Participant's accrued benefits and/or account balances shall not be taken into account.

         11.3 Special Rules For Top Heavy Plan. Notwithstanding any other provision of this Plan to the contrary, the following rules shall apply for any Top-Heavy Plan Year:

                  (a) Compensation. The Compensation taken into account under the Plan for any Employee shall not exceed $150,000 for the Plan Year, or such other dollar amount as may be prescribed by the Secretary of the Treasury or his delegate.

                  (b) Minimum Contribution.

                           (1) Subject to paragraph (3) below, the sum of the
contributions and Forfeitures allocated for the Plan Year under Section 3.6 to the Participant"s Account (and, for Plan Years beginning after December 31, 1984, the amount allocated to the Participant's Elective Account under Section
3.2 and 3.7) of each Eligible Employee who is a Non-Key Employee shall be equal to the lesser of (A) three percent (3%) of the Section 415 Compensation paid to such Non-Key Employee for the Plan Year, and (B) the largest percentage that the contributions and forfeitures allocated for the Plan Year under Section 3.6 (and, for Plan Years beginning after December 31, 1984, the amount of Compensation allocated to the Participant's Elective Account under Sections 3.2 and 3.7) to the Participant's Account of any Key Employee bears to the Section 415 Compensation paid to such Key Employee for the Plan Year.

                           (2) For any Top Heavy Plan Year, the minimum
allocations set forthabove shall be allocated to the Accounts of all Non-Key Employees who are eligible to participate in the Plan during such Plan Yearand who are employed by an Employer on the last day of the Plan Year, whether or not such Non-Key Employees have completed 1000 Hours of Service in such Plan Year, regardless of the Non-Key Employee's level of Compensation and regardless of whether the Non-Key Employee declines to make a mandatory contribution to a plan that generally requires such a contribution.

                           (3) For Purposes of determining whether the minimum
contribution requirements of this Section 11.3 have been met, all

                                      11-4
defined contribution plans required to be included in an Aggregation Group pursuant to Section 11.1(a)(1) shall be treated as a single plan. Notwithstanding anything hereunder to the contrary, in any Plan Year in which a Non-Key Employee is eligible to participate in this Plan and also is a participant in one or more other defined contribution plans in an Aggregation Group described in Section 11.1(a)(1) in which this Plan is included, the minimum benefits provided under subparagraph (1) shall be reduced by the Contributions and forfeitures allocated to the account of the Non-Key Employee in the Plan Year under such other plan or plans. Further, notwithstanding anything herein to the contrary, in any Plan Year in which a Non-Key Employee is eligible to Participate in this Plan and also is a participant in one or more defined benefit pension plans in an Aggregation Group in which this plan is included, the Employer shall not be required to provide a Non-Key Employee with both the full separate minimum defined plan with both the full separate minimum defined benefit plan benefit and the full separate defined contribution plan allocations. Therefore, if such a Non-Key Employee is participating in a defined benefit plan in the Aggregation Group and the minimum benefits under Section 416(c)(1) of the Code are accruing to the Non-Key Employee under such plan, the minimum allocation provided for under subparagraph (1) shall not be applicable, and no minimum contribution shall be made for the benefit of such Non-Key Employee under this Plan. Alternatively, the Employer may satisfy the minimum benefit requirement of Section 416 (c) of the Code for the Non- Key Employee by increasing the percentage specified in Section 11.3(b)(1)(A) from 3% to 5% (and the percentage specified in the first sentence of Section 11.3(d) from 4% to 7 1/2%) and providing no minimum benefit under the defined benefit plan, or by providing any combination of benefits and/or contributions that satisfy the safe harbor rules of any regulations issued by the Treasury.

                  (c) Vesting. For any Top Heavy Plan Year, the vesting schedule set forth in Section 5.3 (b) shall not be less rapid than the following:

         Years of Service                                     Vested Percentage
         ----------------                                     -----------------
                  0 - 2                                             0%
                      2                                            20%
                      3                                            40%
                      4                                            60%
                      5                                            80%
                  6 or more                                       100%

                  (d) Maximum Benefits.

                           (1) 1.0 shall be substituted for 1.25 each place
that it appears in Sections 3.9(k) and (1) hereof and $41,500 shall be substituted for $51,875 where it appears in Section 3.9(l)(4) hereof unless 4% is substituted for 3% as the minimum allocation

                                      11-5
provided for in Section 11.3(b)(1) of this Section 11.3. However, for any Plan Year in which this Plan is a Super Top Heavy Plan, 1.0 shall be substituted for
1.25 and $41,500 shall be substituted for $51,875, as specified in the preceding sentence, in any event.

                           (2) If (1) the substitution of 1.00 for 1.25 and
$41,500 for $51,875 above or (2) the excess benefit accruals or "annual additions" provided for in Internal Revenue Service Notice 82-19 cause the 1.0 limitation to be exceeded for any Participant in any "limitation year", such Participant shall be subject to the following restrictions for each future "limitation year" until the 1.0 limitation is satisfied: (A) the Participant's accrued benefit under the defined benefit plan shall not increase (B) no "annual additions" may be credited to a Participant's Accounts and (C) no Employee contributions (voluntary or mandatory) shall be made under any defined benefit plan or any defined contribution plan of the Employer.

                                      11-6

                                   ARTICLE XII
                                86 ACT AMENDMENTS

         SECTION I: PURPOSE AND EFFECTIVE DATE

         1.1 Purpose. It is the intention of the Employer to amend the Plan to comply with those provisions of the Tax Reform Act of 1986 that are effective prior to the first Plan Year beginning after December 31, 1988. Nothing contained in this amendment shall permit or require Elective Deferrals, Matching Employer Contributions, or Employee Contributions under the Plan unless such Elective Deferrals, Matching Employer Contributions, or Employee Contributions have been authorized by the Employer under other provisions of the Plan or under other amendment thereto.

         1.2 Effective Date. Except as otherwise provided, this amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 1986.

         SECTION II: DEFINITIONS

         For purposes of this amendment only, the following definitions shall apply:

         2.1 "Adjustment Factor" shall mean the cost of living adjustment f actor prescribed by the Secretary of the Treasury under Section 415(d) of the Code for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide.

         2.2 "Affiliated Employer" shall mean Employer and any corporation which is a member of a controlled group of corporations (as defined in Sec. 414(b) of the Code) which includes Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the
Code) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

         2.3 "Code" shall mean the Internal Revenue Code of 1986 and amendments thereto.

         2.4 "Compensation" shall mean compensation paid by the Employer to the Participant during the taxable year ending with or within the Plan year which is required to be reported as wages on the Participant's Form W-2, and, if the provisions of the Plan other than this amendment so provide, shall also include compensation which is not currently includible in the Participant's gross income by reason of the application of Sections 125, 402(a)(8),

                                      12-1

401(h)(1)(B) or 403(b) of the Code. Compensation shall include all Salary Reduction Contributions to the Plan.

         2.5 "Elective Deferrals" shall mean contributions made to the Plan during the Plan Year by the Employer, at the election of the Participant, in lieu of cash compensation and shall include contributions made pursuant to a salary reduction agreement.

         2.6 "Employee" shall mean employees of the Employer and shall include leased employees within the meaning of Section 414(n)(2) of the Code. Notwithstanding the foregoing, if such leased employees constitute less than twenty percent of the Employer's non-highly compensated work force within the meaning of Section 414(n)(1)(C) (ii) of the Code, the term "Employee" shall not include those leased employees covered by a plan described in Section 414(n)(5) of the Code unless otherwise provided by the terms of the plan other than this amendment.

         2.7 "Employee Contributions" shall mean contributions to the Plan made by a Participant during the Plan Year.

         2.8 "Employer" shall mean the entity that establishes or maintains the Plan; any other organization which has adopted the Plan with the consent of such establishing employer; and any successor of such employer.

         2.9 "Family Member" shall mean an individual described in Section 414(q)(6)(B) of the Code.

         2.10 "Highly Compensated Employee" is defined in Section 2.8(c) of the Plan. For purposes of this definition the determination year and look-back year is defined in Section 2.8(d) of the Plan.

         2.11 "Inactive Participant" shall mean any Employee or former Employee who has ceased to be a Participant and on whose behalf an account is maintained under the Plan.

         2.12 "Matching Contribution" shall mean any contribution to the Plan made by the Employer for the Plan Year and allocated to a Participant's account by reason of the Participant's Employee Contributions or Elective Deferrals.

         2.13 "Non-Highly Compensated Employee" shall mean an Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member.

         2.14 "Participant" shall mean any Employee of the Employer who has met the eligibility'and participation requirements of the Plan.

         2.15 "Qualified Nonelective Contributions" shall mean contributions (other than Matching Contributions) made by the

                                      12-2

Employer and allocated to Participants' accounts that the Participant may not elect to receive in cash until distributed from the Plan; that are 100% vested and nonforfeitable when made; and that are not distributable under the terms of the Plan to Participants or their beneficiaries earlier than the earlier of:

                           (i) separation from service, death, or disability of
the Participant;

                           (ii) attainment of the age 59 1/2 by the Participant;

                           (iii) termination of the Plan without establishment
of a successor plan;

                           (iv) for Plan Years beginning before January 1, 1989,
upon hardship of the Participant.

                  Qualified Non-Elective Contributions and Elective Contributions treated as Matching Contributions must satisfy the conditions set forth in the Regulation Section 1.401(m)-1(b)(2).

         2.16 "Plan Year" shall mean the Plan Year otherwise specified in the Plan.

         SECTION III: PROVISIONS RELATING TO LEASED EMPLOYEES

         3.1 Safe-Harbor. Notwithstanding any other provisions of the Plan, for purposes of determining the number or identity of Highly Compensated Employees or for purposes of the pension requirements of Section 414(n)(3) of the Code, the employees of the Employer shall include individuals defined as Employees in
Section 2.8 of this amendment.

         3.2 Participation and Accrual. A leased employee within the meaning of
Section 414(n)(2) of the Code shall become a Participant in, and accrue benefits under, the Plan based on service as a leased employee only as provided in the provisions of the Plan other than this Section III.

         3.3 Effective Date. This Section III shall be effective for services performed after December 31, 1986.

         SECTION IV: LIMITATIONS ON CONTRIB'UTIONS AND BENEFITS

         4.1 Revised Contribution Limitation Under Defined Contribution Plan.

                  (a) Definition of Annual Additions. For purposes of the Plan, "Annual Addition" shall mean the amount allocated to a Participant's account during the Limitation Year that constitutes:

                                      12-3

                           (i) Employer Contributions,

                           (ii) Employee Contributions,

                           (iii) Forfeitures, and

                           (iv) Amounts described in Sections 415(l)(1) and
419(A)(d)(2) of the Code.

                  (b) Maximum Annual Addition. The Maximum Annual Addition that may be contributed or allocated to a Participant's account under the Plan for any Limitation Year shall not exceed the lesser of:

                           (i) the Defined Contribution Dollar Limitation, or

                           (ii) 25% of the Participant's compensation, within
the meaning of Section 415(c)(3) of the Code for the Limitation Year.

                  (c) Special Rules. The compensation limitation referred to in
Section 4.1(b)(ii) shall not apply to:

                           (i) any contribution for medical benefits (within the
meaning of Section 419A(f)(2) of the Code) after separation from service which is otherwise treated as an Annual Addition, or

                           (ii) any amount otherwise treated as an Annual
Addition under Section 415(l)(1) of the Code.

                  (d) Definitions. For purposes of Section 4.1, "Defined Contribution Dollar Limitation" shall mean $30,000 or, if greater, one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the Limitation Year.

         4.2 Special Rules for Plans Subject to Overall Limitations Under Code
Section 415(e).

                  (a) Recomputation Not Required. The Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee Contributions as an Annual Addition.

                  (b) Adjustment of Defined Contribution Plan Fraction. If the plan satisfied the applicable requirements of Section 415 of the Code as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted form the numerator of the defined contribution plan fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the defined benefit plan fraction and defined contribution plan fraction computed under Section 415(e)(1) of the Code (as

                                      12-4
revised by this Section IV) does not exceed 1.0 for such Limitation Year.

         4.3 Limitation Year. For purposes of this Section IV, "Limitation Year" shall mean the limitation year specified in the Plan, or if none is specified, the calendar year.

         4.4 Effective Date of Section IV Provisions. The provisions of this
Section IV shall be effective for Limitation Years beginning after December 31, 1986.

         SECTION V: ELECTIVE DEFERRALS

         5.1 Maximum Amount of Elective Deferrals. Effective as of January 1, 1987, no Employee shall be permitted to have Elective Deferrals made under this Plan during any calendar year in excess of $7,000 multiplied by the Adjustment Factor as provided by the Secretary of the Treasury. The foregoing limit shall not apply to Elective Deferrals of amounts attributable to service performed in 1986 and described in Section 1105(c)(5) of the Tax Reform Act of 1986.

         5.2 Average Actual Deferral Percentage.

                  (a) The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-highly Compensated Employees for the Plan Year multiplied by 1.25; or

                  (b) The Average Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-highly Compensated Employees for the Plan Year multiplied by 2, provided that the Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-highly Compensated Employees by more than two
(2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

         5.3 Definitions. For purposes of this Section V and for purposes of Sections X and XI of this Amendment, the following definitions shall be used:

                  (a) "Actual Deferral Percentage" shall mean the ratio (expressed as a percentage), of Elective Deferrals and Qualified Employer Deferral Contributions on behalf of the Eligible Partici-

                                      12-5
pant for the Plan Year to the Eligible Participant's Compensation for the Plan Year.

                  (b) "Average Actual Deferral Percentage" shall mean the average (expressed as a percentage) of the Actual Deferral Percentages of the Eligible Participants in a group.

                  (c) "Qualified Employer Deferral Contributions" shall mean Qualified Nonelective Contributions taken into account under the terms of the Plan without regard to this amendment in determining the Actual Deferral Percentage.

                  (d) "Eligible Participant" shall mean any Employee of the Employer who is eligible to participate hereunder, and shall include individuals who would be Plan Participants but for failure to make required contributions, individuals whose eligibility to make contributions has been suspended for any reason, individuals who cannot defer because of Section 415 Limitations. The Elective Contribution for such individuals who make no Elective Contributions shall be zero.

         5.4 Special Rules

                  (a) For purposes of this Section V, the Actual Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals or Qualified Employer Deferral Contributions allocated to his account under two or more plans or arrangements described in Section 401(k) of the Code that are maintained by the Employer or an Affiliated Employer shall be determined as if all such Elective Deferrals and Qualified Employer Deferral Contributions were made under a single arrangement.

                  (b) For purposes of determining the Actual Deferral Percentage of a Participant who is a Highly Compensated Employee, the Elective Deferrals, Qualified Employer Deferral Contributions and Compensation of such Participant shall include the Elective Deferrals, Qualified Employer Deferral Contributions and Compensation of Family Member, and such Family Member shall be disregarded in determining the Actual Deferral Percentage for Participants who are Non-highly Compensated Employees.

                  (c) The determination and treatment of the Elective Deferrals, Qualified Nonelective Contributions and Actual Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                                      12-6

         SECTION VI: LIMITATIONS ON EMPLOYEE CONTRIBUTIONS AND MATCHING EMPLOYER CONTRIBUTIONS

         6.1 Contribution Percentage.

                  (a) The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-highly Compensated Employees for the Plan Year multiplied by 1.25; or

                  (b) The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-highly Compensated Employees for the Plan Year multiplied by 2, provided that the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Eligible Participants who are Non-highly Compensated Employees by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

         6.2 Definitions. For purposes of Sections VI and for purposes of
Section XII of this amendment, the following definitions shall apply.

                  (a) "Average Contribution Percentage" shall mean the average (expressed as percentage) of the Contribution Percentages of the Eligible Participants in a group.

                  (b) "Contribution Percentage" shall mean the ratio (expressed as a percentage), of the sum of the Employee Contributions and Matching Contributions under the Plan on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's Compensation for the Plan Year.

                  (c) "Eligible Participant" shall mean any employee of the Employer who is otherwise authorized under the terms of the Plan to have Employee Contributions or Matching Contributions allocated to his account for the Plan Year.

         6.3 Special Rules.

                  (a) For purposes of this Section VI, the Contribution Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to make Employee Contributions, or to receive Matching Contributions, Qualified Nonelective Contributions or Elective Deferrals allocated to this account under two or more plans described in Section 401(a) of the

                                      12-7

Code or arrangements described in Section 401(k) of the Code that are maintained by the Employer or an Affiliated Employer shall be determined as if all such contributions and Elective Deferrals were made under a single plan.

                  (b) In the event that this Plan satisfies the requirements of Section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 410(b) of the Code only if aggregated with this Plan, then this Section VII shall be applied by determining the Contribution Percentages of Eligible Participants as if all such plans were a single plan.

                  (c) For purposes of determining the Contribution Percentage of an Eligible Participant who is a Highly Compensated Employee, the Employee Contributions, Matching Employer Contributions and Compensation of such Participant shall include the Employee Contributions, Matching Employer Contributions and Compensation of Family Members and such Family Members shall be disregarded in determining the Contribution Percentages for Eligible Participants who are Non-highly Compensated Employees.

                  (d) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  (e) Elective Contributions will be taken into account under this Article for a Plan Year only if such contributions are allocated to the Employee as of a date within that Plan Year and such contribution is actually paid to the Trust no later than twelve months after the Plan Year to which such contribution relates. Moreover, such Elective Contribution will be taken into account under the actual deferral percentage test for a Plan Year only if it relates to Compensation that either would have been received by the Employee in that Plan Year (but for the deferral election) or if it is attributable to services performed by the Employe in the Plan Year and would have been received by the Employee within 2 1/2 months after the close of the Plan Year (but for the deferral election). All plans under which a Highly Compensated Employee is eligible to make Employee Contributions or receive Matching Contributions shall be aggregated for purposes of determining the Highly Compensated Employee's Actual Contribution Ratio.

         SECTION VII: QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTIONS NOT PERMITTED

         The Plan shall accept no Employee Contributions designated by the Participant as deductible employee contributions (within the meaning of Section 72(o)(5)(A) of the Code) for a taxable year of the Participant beginning after December 31, 1986.

                                      12-8

         SECTION VIII:  DETERMINATION OF TOP-HEAVY STATUS

         Solely for the purpose of determining if the Plan, or any other plan included in a required aggregation group of which this Plan is a part, is top-heavy (within the meaning of Section 416(g) of the Code) the accrued benefit of an Employee other than a key employee (within the meaning of Section 416(i)(1) of the Code) shall be determined under (a) the method, if any, that uniformly applied for accrual purposes under all plans maintained by the Af f iliated Employers, or (b) If there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1) (c) of the Code.

         SECTION IX: DISTRIBUTION OF EXCESS DEFERRALS

         9.1 In General. Notwithstanding any other provision of the Plan, Excess Deferral Amounts and income allocable thereto shall be distributed no later than April 15, 1988, and each April 15 thereafter to Participants who claim such Allocable Excess Deferral Amounts for the preceding calendar year.

         9.2 Definitions. For purposes of this amendment, "Excess Deferral Amount" shall mean the amount of Elective Deferrals for a calendar year that the Participant allocates to this Plan pursuant to the claim procedure set forth in
Section 10.3.

         9.3 Claims. The Participant's claim shall be in writing, shall be submitted to the plan administrator no later than March 1, shall specify the Participant's Excess Deferral Amount for the preceding calendar year, and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Deferral Amount, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k) or 403(b) of the Code, exceeds the limit imposed on the Participant by Section 402(g) of the Code for the year in which the deferral occurred.

         9.4 Maximum Distribution Amount. The Excess Deferral Amount distributed to a Participant with respect to a calendar year shall be adjusted for income and, if there is a loss allocable to the Excess Deferral, shall in no event be less than the lesser of the Participant's account under the Plan or the Participant's Elective Deferrals for the Plan Year.

         SECTION X: DISTRIBUTION OF EXCESS CONTRIBUTIONS

         10.1 In General. Notwithstanding any other provision of the Plan, Excess Contributions and income allocable thereto shall be distributed no later than the last day of each Plan Year beginning

                                      12-9
after December 31, 1987, to Participants on whose behalf such Excess Contributions were made for the preceding Plan Year.

         10.2 Excess Contributions. For purposes of this amendment, "Excess Contributions" shall mean the amount described in Section 401(k)(8)(B) of the Code.

         10.3 Determination of Income. The income allocable to Excess Contributions shall be determined by multiplying the income allocable to the Participant's Elective Deferrals and Qualified Employer Deferral Contributions for the Plan Year by a fraction, the numerator of which is the Excess Contribution on behalf of the Participant for the preceding Plan Year and the denominator of which is the sum of the Participant's account balances attributable to Elective Deferrals and Qualified Employer Deferral Contributions on the last day of the preceding Plan Year.

         10.4 Maximum Distribution Amount. The Excess Contributions which would otherwise be distributed to the Participant shall be adjusted for income; shall be reduced, in accordance with regulations, by the amount of Excess Deferrals distributed to the Participant; shall, if there is a loss allocable to the Excess Contributions, in no event be less than the lesser of the Participant's account under the Plan or the Participant's Elective Deferrals and Qualified Employer Deferral contributions for the Plan Year.

         10.5 Accounting for Excess Contributions. Amounts distributed under this Section X shall first be treated as distributions from the Participant's Elective Deferral account and shall then be treated as distributed from the Participant's Qualified Employer Deferral contribution account only to the extent such Excess Contributions exceed the balance in the Participant's Elective Deferral account.

         SECTION XI: DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS

         11.1 In General. Excess Aggregate Contributions and income allocable thereto shall be forfeited, if otherwise forfeited under the terms of this Plan, or if not forfeitable, distributed no later than the last day of each Plan Year beginning after December 31, 1987, to Participants to whose accounts Employee Contributions or Matching Contributions were allocated for the preceding Plan Year.

         11.2 Excess Aggregate Contributions. For purposes of this amendment, "Excess Aggregate Contributions" shall mean the amount described in Section 401(m)(6)(B) of the Code.

         11.3 Determination of Income. The income allocable to Excess Aggregate Contributions shall be determined by multiplying the income allocable to the Participant's Employee Contributions and

                                      12-10

Matching Employer Contributions for the Plan Year by a fraction, the numerator of which is the Excess Aggregate Contributions on behalf of the Participant for the preceding Plan Year and the denominator of which is the sum of the Participant's account balances attributable to Employee Contributions and Matching Employer Contributions of the last day of the preceding Plan Year.

         11.4 Maximum Distribution Amount. The Excess Aggregate Contributions to be distributed to a Participant shall be adjusted for income, and, if there is a loss allocable to the Excess Aggregate Contributions, shall in no event be less than the lesser of the Participant's account under the Plan or the Participant's Employee Contributions and Matching Contributions for the Plan Year.

         11.5 Accounting for Excess Aggregate Contributions. Excess Aggregate Contributions shall be distributed from the Participant's Employee Contribution account, and forfeited if otherwise forfeitable under the terms of the Plan (or, if not forfeitable, distributed) from the Participant's Matching Contribution account in proportion to the Participant's Employee Contributions and Matching Contributions for the Plan Year.

         11.6 Allocation of Forfeitures.

                  (a) Amounts forfeited by Highly Compensated Employees under this Section XI shall be:

                           (i) Treated as Annual Additions under Section 4.1(a)
of this Amendment and either;

                           (ii) Applied to reduce employer contributions if
forfeitures of Matching Contributions under the Plan are applied to reduce employer contributions; or

                           (iii) Allocated, after all other forfeitures under
the Plan, and subject to Section 11.6(b) of this amendment, to the same Participants and in the same manner as such other forfeitures of Matching Contributions are allocated to other Participants under the Plan.

                  (b) Notwithstanding the foregoing, no forfeitures arising under this Section XI shall be allocated to the account of any Highly Compensated Employee.

         11.7 Excess Aggregate Contributions.

                  (a) The amount of Excess Aggregate Contributions for a Plan Year shall be determined only after first determining the Excess Aggregate Contributions that are treated as Employee Contributions due to recharacterization for the Plan Year ending with or within the Plan Year subject to Section 401(m). All

                                      12-11
distributions of Excess Contributions shall be made not later than the end of the following Plan Year.

                  (b) The amount of Excess Aggregate Contributions for a Highly Compensated Employee will be determined in the following manner. First, the Actual Contribution Ration ("ACR") of the Highly Compensated Employee with the highest ACR is reduced to the extent necessary to satisfy the Actual Contribution percentage test or cause the ratio to equal the ACR of the Highly Compensated Employee with the next highest ratio. Second, this process shall be repeated until the ACR test is satisfied. The amount of Excess Aggregate Contributions for a Highly Compensated Employee is then equal to the total of Employee, Matching and other contributions taken into account for the test minus the product of the Employee's contribution ratio as determined above and the Employee's compensation. In the event that the Highly Compensated Employee whose contribution ratio is determined above is determined under the family aggregation rules, the amount of Excess Aggregate Contributions shall be determined as follows:

                           (i) If it is determined based upon the aggregation of family members who are all Highly Compensated without regard to the Family Aggregation rules, then the ACR is reduced as described above in proportion to the contribution of each family member.

                           (ii) If the ACR is determined by combining the contributions and compensation of only family members who are Highly Compensated due to the Family Aggregation rules, the ACR is reduced in accordance with the above but not below the ACR of the Eligible Non-Highly Compensated family members.

                  (c) To the extent that Excess Aggregate Contributions must be distributed to a Highly Compensated Employee, such Excess Aggregate Contributions shall include both Elective Contributions and Matching Contributions allocated to the Highly Compensated Employee's account. The return of all such contributions (both Elective Contributions and Matching Contributions) shall be made in a manner satisfying the nondiscrimination requirements of Section 401(a)(4) of the Code. In the event of the distribution (or forfeiture) of Excess Aggregate Contributions the distributions (or forfeiture) shall include all income allocable thereto. This income shall include both the income for the Plan Year for which the Excess Aggregate Contributions were made as well as the income for the period between the end of that Plan Year and the date of distribution (or forfeiture).

         SECTION XII: DISTRIBUTION UPON PLAN TERMINATION

         Effective as of January 1, 1985 or such later date as the Employer shall specify upon adoption of this Section XII, Elective

                                      12-12

Deferrals, Qualified Employer Deferral Contributions, and income attributable thereto, shall be distributed to Participants or their beneficiaries as soon as administratively feasible after the termination of the Plan, provided that neither the Employer nor an Affiliated Employer maintains a successor Plan.

         SECTION XIII: DISTRIBUTIONS UPON SALE OF ASSETS

         Effective as of January 1, 1985, or such later date as the Employer shall specify upon adoption of this Section XIII, all Elective Deferrals, Qualified Employer Deferral Contributions, and income attributable thereto, shall be distributed to Participants as soon as administratively feasible after the sale, to an entity that is not an Affiliated Employer, of substantially all of the assets used by the Employer in the trade or business in which the Participant is employed.

         SECTION XIV: DISTRIBUTIONS UPON SALE OF SUBSIDIARY

         Effective as of January 1, 1985, or such later date as the Employer specifies upon adoption of this Section XIV, all Elective Deferrals, Qualified Employer Deferral Contributions, and income attributable thereto, shall be distributed, as soon as administratively feasible after the sale, to an entity is not an Affiliated Employer, of an incorporated Affiliated Employer's interest in an subsidiary to the Participants employed by such subsidiary.

         SECTION XV: BENEFIT FORFEITURES

         15.1 In General. Notwithstanding any other provision of the Plan, forfeitures occurring in Plan Years beginning after December 31, 1985, or such later date as the Employer specifies upon adoption of this Section XV, shall be allocated to those Participants entitled to an allocation of Matching Contributions or other employer contributions for the Plan Year in which the forfeiture occurs. Forfeitures shall be allocated to such Participants in proportion to their Compensation for the Plan Year.

         15.2 Forfeitures. For purposes of this Section XV, "forfeitures" shall mean those non-vested amounts allocated to Participants' accounts that, under the terms of the Plan immediately prior to adoption of this amendment, would have been applied, if forfeited, to reduce Matching Contributions or other employer contributions under the Plan.

         15.3 Limitation on-Allocation of Forfeitures.

                  (a) Forfeitures allocated to the account of a Participant during the Plan's Limitation Year under this Section XV shall be treated as an Annual Addition for such Limitation Year for purposes of Section IV of this amendment.

                                     12-13

                  (b) If, as a result of such allocation of forfeitures, the Annual Addition under the Plan for a Participant would exceed the limits specified in Section 415(c)(1) of the Code, such excess shall be allocated and reallocated to the accounts of other Participants in the manner described in
Section 15.1 to the extent such allocations and reallocations, when added to other Annual Additions for such Participants, do not exceed the limits specified in Section 415(c)(1) of the Code. If, after such allocation and reallocation, there remains an amount that cannot be allocated to the accounts of Participants, such excess shall be held unallocated in a suspense account, and shall be allocated and reallocated among the accounts of Participants before any employer contributions, including Matching Contributions, or Employee Contributions may be made to the Plan for the succeeding Limitation Year.

                  (c) If at any time during the Limitation Year, a suspense account is in existence pursuant to this Section 17.3, investment gains and losses and other income shall be allocated to the suspense account, and the entire amount allocated to the Participants from such suspense account shall be considered as an Annual Addition for purposes of Section 415(c)(1) of the Code. Upon termination of the Plan, unallocated amounts in the suspense account shall, notwithstanding any other provision of this Plan, revert to the Employer.

         15.4 Nature of the Plan. Notwithstanding the adoption of this Section XVII, the Plan shall continue to be designed to qualify as a 401(k) Plan for purposes of Sections 401(a), 402, 412 and 417 of the Code.

         SECTION XVI: PROFITS NOT REQUIRED

         Effective for Plan Years beginning after December 31, 1985, or such later date as the Employer specifies when adopting this Section XVI, the Employer shall, notwithstanding any other provision of the Plan, make all contributions to the Plan without regard to current or accumulated earnings and profits for the taxable year or years ending with or within such Plan Year. Notwithstanding the foregoing, the Plan shall continue to be designed to qualify as a profit sharing plan for purposes of Sections 401(a), 402, and 417 of the Code.

                                      12-14

                                  ARTICLE XIII
                          RETIREMENT EQUITY ACT OF 1984

         SECTION I: PURPOSES AND EFFECTIVE DATE

         1.1 Purposes. This Article XIII shall be operative only if the Plan incorporates the survivor annuity requirements of Code Sections 401(a)(11) and
417. In the event this Article XIII is operative, it is the intention of the Employer hereunder to amend the Plan to comply with the temporary regulations to the Retirement Equity Act of 1984 ("REA") adopted by the Treasury Department of July 18, 1985 as well as the technical corrections to REA enacted under Title XVIII of the Tax Reform Act of 1986 ("TRA").

         1.2 Effective Date. The provisions of this Article XIII shall be effective as of the first day of the first Plan Year beginning after December 31, 1984 except that, Section 2.10 is effective for Plan Years beginning after October 22, 1986.

         SECTION II: COMPLIANCE WITH TEMPORARY REGULATIONS ISSUED UNDER REA AND THE TECHNICAL CORRECTIONS TO REA ENACTED UNDER TITLED XVIII OF THE TAX REFORM ACT OF 1986

         2.1 Cash-out Distributions. For purposes of determining whether an Employee's vested accrued benefit exceeds $3,500 both Employer and Employee contributions shall be taken into consideration.

         2.2 Transition Rule. In the case of a Participant who has designated a Beneficiary other than the Participant's spouse, the total death benefits payable to any Benef iciary (other than a qualified joint and survivor annuity or a qualified preretirement survivor annuity) with respect to a Participant who: (i) performs at least one (1) Hour of Service under the Plan or has at least one (1) hour of paid leave on or after August 23, 1984, (ii) dies before the Annuity Starting Date, and (iii) who dies before the effective date of the Retirement Equity Act of 1984, are to be reduced by the amount payable to the Participant's surviving spouse pursuant to the applicable transitional rules. Notwithstanding anything contained in the immediately preceding sentence to the contrary, the surviving spouse may waive the right to receive any qualified preretirement survivor annuity under the transitional rules, provided such waiver is made on or before the close of the second Plan Year to which the survivor benefit requirements apply.

         2.3 Restoration of Forfeited Accrued Benefit. If the plan provides for the distribution of the present value of a Participant's vested accrued benefit as a result of the Participant's separation from service and the Participant subsequently resumes covered employment under the Plan, he or she shall have the right to restore his or her Employer derived accrued benefit to the extent forfeited upon repayment to the Plan of the full amount of

                                      13-1
the distribution attributable to Employer Contributions. A participant's right to make repayment shall expire on the earlier of: (1) the date five (5) years after the Participant's reemployment date following the cash-out distribution; or (ii) the last day of the break in Service Period ending after the distribution. A Break in Service Period is a period of five (5) consecutive Plan Years in which the Participant incurs a Break in Service. A re-employed Participant shall not have a right to repay if he was one hundred percent (100%) vested at the time he received his distribution.

         2.4 Insurance Contracts. Any benefits payable to a Participant under a contract purchased by the Plan and paid by a third party shall comply with the survivor annuity requirements of Code Sections 401(a)(11) and 417.

         2.5 Withdrawal of Participant Contributions. To the extent the Plan permits the withdrawal of Participant contributions, a married Participant may not make a withdrawal without the written consent of his or her spouse.

         2.6 Participant Loans. Any loan authorized under the terms of the Plan after August 18, 1985, may not be secured by any portion of the Participant's accrued benefit if the Participant is married at the time of the loan, unless the Participant's spouse consents to the use of the accrued benefit as security. Such consent shall be valid only if made during the 90 day period before the making of the loan.

         2.7 Annuity Starting Date. For purposes of the survivor annuity requirements of Code Sections 401(a)(11) and 417, Annuity Starting Date shall mean the first day of the first period for which the Participant's nonforfeitable accrued benefit is payable as an annuity. If the Participant's nonforfeitable accrued benefit is payable in a form other than an annuity, his annuity starting date is the first day on which all events have occurred entitling the Participant to that form of distribution.

         2.8 Qualified Joint and Survivor Annuity. The following provisions shall modify the qualified joint and survivor annuity rules contained in the Plan.

                  (a) A Participant, whether married or unmarried shall receive his nonforfeitable accrued benefit in the form of a qualified joint and survivor annuity, unless the Participant makes a valid waiver election.

                  (b) The qualified joint and survivor annuity is an annuity which is purchasable with the Participant's nonforfeitable accrued benefit and which is payable for the life of the Participant and, if the Participant is married on the annuity starting date, a survivor annuity payable for the remaining life of the

                                      13-2

Participant's surviving spouse which is fifty percent (50%) of the amount of the annuity payable during the life of the Participant.

                  (c) Any security interest held by the Plan by reason of a Participant loan shall be taken into consideration in determining the value of the Participant's nonforfeitable accrued benefit distributable in the form of a qualified joint and survivor annuity provided, any post August 18, 1985 loan satisfied the spousal consent requirements set forth in Section 2.6 of this
Article II.

                  (d) For purposes of applying the qualified joint and survivor annuity rules, a former spouse shall be treated as a Participant's spouse or surviving spouse, and the current spouse shall not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order (as defined in Section 414(p) of the Code).

         2.9 Qualified Preretirement Survivor Annuity. The following provisions shall modify the qualified preretirement survivor annuity rules contained in the Plan.

                  (a) The Plan Administrator shall provide to each Participant a written explanation of the qualified preretirement survivor annuity within the following period which ends the latest: (1) the period beginning on the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending on the last day of the Plan Year in which the Participant attains age thirty-four (34); (ii) a reasonable period after an Employee becomes a Participant; (iii) a reasonable period after separation from service, if a Participant separates from service before attaining age thirty-five(35); (iv) a reasonable period after the join and survivor rules become applicable to the Participant, or (v) a reasonable period after a fully subsidized preretirement survivor annuity no longer satisfies the requirements for a fully subsidized benefit. The written explanation shall describe, in a manner consistent with Treasury Regulations, the terms and conditions of the qualified preretirement survivor annuity comparable to the explanation of the qualified join and survivor annuity required under the Plan. A reasonable period under this Section shall not end later than the close of the second Plan Year following the Plan Year in which the Participant enters the Plan or first becomes subject to the preretirement survivor annuity rules provided for under Sections 401(a)(11) and 417 of the Code, and shall be consistent with Treasury Regulations.

                  (b) Subject to any transitional rules contained in the Plan, if a married Participant dies prior to his Annuity Starting Date (as defined in Section 2.7 of this Article XIII), the Trustee shall distribute to the Participant's surviving spouse a preretirement survivor annuity unless the Participant has a valid waiver election in effect or unless the Participant and his spouse were

                                      13-3
not married throughout the one (1) year period ending on the date of his death.

                  (c) Any security interest held by the Plan be reason of a Participant loan shall be taken into consideration in determining the value of the Participant's nonforfeitable accrued benefit distributable in the form of a qualified preretirement survivor annuity, provided any post August 18, 1985 loan satisfied the spousal consent requirement set forth in Section 2.6 of the
Article XIII.

                  (d) If a Participant's accrued benefit is attributable to both Employee and Employer contributions, the qualified preretirement survivor annuity is attributable to Employee contributions in the same ratio as the portion of the accrued benefit which is derived from Employee contributions bears to the Participant's total accrued benefit.

                  (e) For purposes of applying the qualified preretirement survivor annuity rules, a former spouse shall be treated as a Participant's spouse or surviving spouse, and the current spouse shall not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order (as defined in Code Section 414(p)).

         2.10 Spousal Consent. A married Participant's waiver election is not valid unless (i) the Participant's spouse (to whom the survivor annuity is payable under the qualified joint and survivor annuity) has consented in writing to the waiver election, the spouse's consent acknowledges the effect of the election, and a notary public or the Plan Administrator (or his representative) witnesses the spouse's consent, (ii) the spouse consents to the alternate form of payment designated by the Participant or to any change in that designated form or payment, and (iii) unless the spouse is the Participant's sole primary Beneficiary, the spouse consents to the Participant's Beneficiary designation or to any change in the Participant's Beneficiary designation. The spouse's consent to a waiver of the qualified joint and survivor annuity shall be irrevocable unless the Participant revokes the waiver election. The spouse may execute a blanket consent to any form or payment designation or to any Beneficiary designation made by the Participant, if the spouse acknowledges the right to limit that consent to a specific designation but, in writing, waives that right.

                                      13-4

                                   ARTICLE XIV
                          DEFICIT REDUCTION ACT OF 1984

         SECTION 1: PURPOSE AND EFFECTIVE DATE

         1.1 Purpose. It is the intention of the Employer (notwithstanding any contrary provision of the Plan) under this Article XIV to amend the Plan to comply with the applicable technical corrections to the Deficit Reduction Act of 1984 enacted under Titled XVIII of the Tax Reform Act of 1986.

         1.2 Effective Date. The provisions of this Article XIV shall be effective for Plan Years beginning after December 31, 1984.

         SECTION 11: TOP HEAVY

         2.2 Determination of Top Heavy Ratio. The top heavy ratio shall be calculated by disregarding the accrued benefit (including distributions, if any, of the accrued benefit) of an individual who has not received credit for at least one (1) Hour of Service with the Employer during the five (5) Plan Year period ending on the determination date.

                                      14-1

                                   ARTICLE XV
                        PROPOSED REGULATION 1.401(l)(9)-2

         SECTION 1: PURPOSE AND EFFECTIVE DATE

         1.1 Purpose. It is the intention of the Employer under this Article XV to amend the Plan to Comply with proposed regulation 1.401(a)(9)-2.

         1.2 Effective Date. The provisions of this Article XV shall be effective for Plan Years beginning after 1984.

         1.3 Section 8.09 of the Plan is hereby amended by the addition of the following:

         "Any distribution required under the incidental death benefit requirements of this plan shall be treated as a distribution required under this Article XV. In addition, anything to the contrary notwithstanding, distributions from the plan made pursuant to this Article XV shall be made in accordance with regulations under Section 401(a)(9)-2. The provisions of Code
Section 401(a)(9) and the regulations thereunder shall override any distribution options in the plan inconsistent therewith."

                                      15-1

                                   ARTICLE XVI

         1. This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributes may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributes in a direct rollover.

         2. Definitions.

                  Section 2.1. Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributes, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributes or the joint lives (or joint life expectancies) of the distributes and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  Section 2.2. Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  Section 2.3. Distributee: A distributes includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                  Section 2.4. Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.



                                      16-1

--------------------------------------------------------------------------------

                                    PART II
                              PBSJ ESOP PROVISIONS

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                   ARTICLE I
                                  DEFINITIONS                               1-1

                                  ARTICLE II
                                  ELIGIBILITY                               2-1

2.1     Conditions of Eligibility.......................................... 2-1
2.2     Terms and Conditions of Participation.............................. 2-1
2.3     Participation After Re-Employment.................................. 2-1
2.4     Determination of Eligibility....................................... 2-1
2.5     Termination of Eligibility......................................... 2-1
2.6     Omission of Eligible Employee...................................... 2-1
2.7     Election Not to Participate........................................ 2-2
2.8     Family Attributions................................................ 2-2

                                  ARTICLE III
                                   BENEFITS                                 3-1

3.1     Formula for Determining Employer's Contribution.................... 3-1
3.2     Amount of Employer's Contribution.................................. 3-1
3.3     Time of Payment of Employer's Contribution......................... 3-1
3.4     Participant's Accounts and Allocation of
        Contributions, Earnings and Forfeitures............................ 3-1
3.5     Maximum Annual Additions........................................... 3-3
3.6     Adjustment for Excessive Annual Additions.......................... 3-6
3.7     Transfers From Qualified Plans..................................... 3-7
3.8     Voluntary Contributions............................................ 3-8
3.9     Intentionally left blank........................................... 3-8
3.10    Account Adjustments................................................ 3-8
3.11    Participant's Diversification Election............................. 3-11

                                  ARTICLE IV
                                  VALUATIONS                                4-1

4.1     Valuation of the Trust Fund........................................ 4-1
4.2     Method of Valuation................................................ 4-1

                                   ARTICLE V
                 DETERMINATION AND DISTRIBUTION OF BENEFITS                 5-1

5-1     Determining of Benefits Upon Retirement............................ 5-1
5.2     Determining of Benefits in Event of Disability..................... 5-1
5.3     Determining of Benefits Upon Termination........................... 5-1
5.4     Distribution of Benefits........................................... 5-3
5.5     Death Benefits..................................................... 5-5
5.6     Time of Distribution............................................... 5-7
5.7     Distribution for Minor Beneficiary................................. 5-7
5.8     Location of Participant or Beneficiary............................. 5-8

                                  ARTICLE VI
                                ADMINISTRATION

6.1     Powers and Responsibilities of the Employer........................ 6.1

                                  ARTICLE VII
                                    TRUSTEE                                 7-1

7.1     Basic Responsibilities of the Trustee.............................. 7-1
7.2     Intentionally left blank........................................... 7-1

                                 ARTICLE VIII
                      AMENDMENT, TERMINATION AND MERGERS                    8-1

8.1     Amendment.......................................................... 8-1
8.2     Termination........................................................ 8-1
8.3     Merger or Consolidation............................................ 8-2

                                  ARTICLE IX
                                 MISCELLANEOUS                              9-1

9.1     Participant's Rights............................................... 9-1
9.2     Alienation......................................................... 9-1
9.3     Construction of Agreement.......................................... 9-2
9.4     Gender and Number.................................................. 9-2
9.5     Legal Action....................................................... 9-2
9.6     Prohibition Against Diversion of Funds............................. 9-2
9.7     Bonding............................................................ 9-3
9.8     Employer's and Trustee's Protective Clause......................... 9-3
9.9     Insurer's Protective Clause........................................ 9-3
9.10    Receipt and Release for Payments................................... 9-4
9.11    Action by the Employer............................................. 9-4
9.12    Named Fiduciaries and Allocation of Responsibility................. 9-4
9.13    Headings........................................................... 9-5
9.14    Approval by Internal Revenue Service............................... 9-5
9.15    Uniformity......................................................... 9-5
9.16    Investments........................................................ 9-5
9.17    Distribution of Dividends.......................................... 9-5
9.18    Right to Vote...................................................... 9-6
9.19    Contributions Contingent Upon Deductibility........................ 9-6

                                   ARTICLE X
                            PARTICIPATING EMPLOYERS                        10-1

10.1    Adoption By Other Employers....................................... 10-1
10.2    Requirements of Participating Employers........................... 10-1
10.3    Designation of Agent.............................................. 10-2
10.4    Employee Transfers................................................ 10-2
10.5    Participating Employers Contribution.............................. 10-2
10.6    Amendment......................................................... 10-2
10.7    Discontinuance Of Participation................................... 10-3
10.8    Administrator's Authority......................................... 10-3
10.9    Participating Employer Contribution For Affiliate................. 10-3

                                  ARTICLE XI
                           TOP-HEAVY PLAN PROVISIONS                       11-1

11.1    Definitions....................................................... 11-1
11.2    Determination Of Top Heavy Status................................. 11-3
11.3    Special Rules For Top Heavy Plans................................. 11-4

                                  ARTICLE XII
                                PUT OPTION                                 12-1

12.1    Payments of Benefits, Put Option and Right of
        First Refusal..................................................... 12-1

                                 ARTICLE XIII
                                VOTING RIGHTS                              13-1

13.1    Voting Rights..................................................... 13-1

                                  ARTICLE XIV
                              86 ACT AMENDMENTS                            14-1

                                  ARTICLE XV
                        RETIREMENT EQUITY ACT OF 1984                      15-1

                                  ARTICLE XVI
                        DEFICIT REDUCTION ACT OF 1964                      16-1

                                 ARTICLE XVII
                     PROPOSED REGULATIONS 1.401(l)(9)-2                    17-1

                                 ARTICLE XVIII
                            ROLLOVER DISTRIBUTION                          18-1

                                    ARTICLE I
                                   DEFINITIONS

         1.1 "Act" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time. A reference to any section of the Act shall be deemed to refer not only to such section, as it may from time to time be amended, but also to any successor statutory provision.

         1.2 "Administrator" means the person or persons designated by the Employer pursuant to Section 6.2 to administer the Plan on behalf of the Employer.

         1.3 "Affiliate" means any corporation or other business entity (other than the Employer) which (i) is included in a controlled group of corporations within which the Employer is also included, as provided in Section 414(b) of the Code, (ii) is a trade or business under common control with the Employer, as provided in Section 414(c) of the Code, (iii) is included in an affiliated service group within the meaning of Section 414(m) of the Code of which the Employer is a member, or (iv) which has been so designated by the Board of Directors of the Employer for one or more purposes under the Plan.

         1.4 "Anniversary Date" means the last day of each Plan Year.

         1.5 "Authorized Leave of Absence" means an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other reason.

         1.6 "Beneficiary" or "Beneficiaries" means the person or persons designated as provided in Section 5.5 to receive the benefits which are payable under the Plan upon or after the death of a Participant. If a Participant fails to designate a Beneficiary, if such designation is for any reason ineffective or if no Beneficiary survives the Participant, his death benefits shall be paid as follows:

         (i)      to his surviving Spouse;

         (ii) if there is no surviving Spouse, to his descendants, per stirpes; or

         (iii) if there is neither a surviving Spouse nor a surviving descendant, to the Participant's estate.

         1.7 "Code" means the Internal Revenue Code of 1986, as may be amended from time to time. A reference to any section of the Code shall be deemed to refer not only to such section, as it may from time to time be amended, but also to any successor statutory provision.

                                      1 - 1

         1.8 "Compensation" with respect to any Employee means the total compensation, excluding bonuses and overtime, paid by the Employer to an Employee for a Plan Year not to exceed $150,000 per year, as adjusted from time to time for cost of living adjustments pursuant to code Section 415(d). Amounts contributed by the Employer under this Plan and any other non-taxable fringe benefits shall not be considered as Compensation. Compensation for any Self-Employed individual shall be equal to his Earned Income.

         1.9 "Contract" or "Policy" shall mean a life insurance policy or annuity contract (group or individual) issued by the insurer as elected.

         1.10 "Earned Income" means the earned income (within the meaning of Section 401(c)(2) of the Code) with respect to a Self-Employed individual.

         1.11 "Effective Date" means October 1, 1994 with respect to this Part II of The PBSJ Corporation Employee Stock Ownership Plan.

         1.12 "Eligible Employee" means any Employee who has satisfied the provisions of Section 2.1; provided, however, that Employees shall not be Eligible Employees if their employment is governed by the terms of a collective bargaining agreement between Employee representatives and the Employer under which retirement benefits were the subject of good faith bargaining between the parties, unless such agreement expressly provides for such coverage in this Plan. in addition, leased employees (as defined in Code Section 414(q)) shall be treated as Employees of the Employer. However, contributions are benefits provided by the leasing organization for any leased employees which are attributable to services performed for the Employer shall be treated as provided by the Employer. Where leased employees do not constitute more than 20% of the Employer's non-highly compensated workforce the preceding sentences shall not apply to any leased employee if such employee is covered by a money purchase pension plan providing a non-integrated employer contribution of 10% of compensation and immediate participation and full and immediate vesting.

         1.13 "Employee" means any person who is employed by the Employer, but excludes any person who is employed as an independent contractor.

         1.14 "Employer" shall mean Post, Buckley, Schuh & Jernigan, Inc. and any Participating Employer (as defined in Section 10.1) which shall adopt this Plan, any successor which shall maintain this Plan, and any predecessor which has maintained this Plan. Effective January 1, 1985, Jack E. Leisch & Associates became an Employer under the Plan. Effective July 1, 1989, HOH Associates, Inc. became an Employer under the Plan. Effective October 1, 1992, PBS&J Construction Services, Inc. became an Employer under the


                                      1 - 2

Plan. Effective July 1, 1993, PBSJ of California and PBSJ of Nevada became Employers under the Plan.

         1.15 "Employer Securities" shall mean common stock issued by the Employer which qualifies as "employer securities" under Code Section 409(l).

         1.16 "Entry Date" means the date on which an Employee enters the Plan after having met the eligibility requirements set forth in Section 2.1.

         1.17 "Fair Market Value" means the closing price (or, if there is no closing price, then the closing bid price) of Employer Securities as reported on the Composite Tape, or if not reported thereon, then such price as reported in the trading reports of the principal securities exchange in the United States on which such Employer Securities are listed, or if the Employer Securities are not listed on a securities exchange in the United States, the mean between the dealer closing "bid" and "ask" prices on the over-the-counter market as reported by, the National Association of Securities Dealers Automated Quotation System (NASDAQ), or NASDAQ's successor, or if not reported on NASDAQ, the fair market value of the securities as determined in good faith and based on all relevant factors based upon an independent appraisal of the value of the Company.

         1.18 "Fiduciary" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan, including, but not limited to, the Trustee, the Employer and its-.representative body, and the Administrator.

         1.19 "Fiscal Year" means the Employer's accounting year of twelve (12) months commencing on October I of each year and ending the following September 30.

         1.20 "Five Percent Owner" means any person who owns (or is considered as owning within the meaning of the Section 318 of the Code) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c) and (m) shall be treated as separate employers.

                                      1 - 3

         1.21 "Forfeitures" means the portion of a Participant's Account that is not vested and occurs on the last day of the Plan Year in which (i) for Plan Years beginning on or before December 31f 1984, a 1-Year Break in Service occurs, or (ii) for Plan Years beginning after. December 31, 1984, five (5) consecutive 1-Year Breaks in Service occur; provided, however, that if a distribution is made to a Participant prior to the applicable time provided above and not later than the close of the second Plan Year after the Plan Year in which the Participant terminated employment with the Employer, the Forfeiture of the portion of the Participant's Account that is not Vested shall occur on the last day of the Plan Year in which the distribution is made.

         1.22 "Former Participant" means a person who has been a Participant, but who has ceased to be a Participant for any reason.

         1.23 "Hour of Service" shall mean (1) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer or an Affiliate for the performance of duties during the applicable computation period; (2) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer or Affiliate (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, disability, lay-off, military duty or Authorized Leave of Absence) during the applicable computation period; (3) each hour for back pay awarded or agreed to by the Employer or an Affiliate without regard to mitigation of damages.

              Notwithstanding (2) above, (i) no more than 501 Hours of Service shall be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws; and (iii) Hours of Service shall not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

              For purposes of this Section, a payment shall be deemed to be made by or due from the Employer or an Affiliate regardless of whether such payment is made by or due from the Employer or an Affiliate directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular employees or are on behalf of a group of Employees in the aggregate.

                                      1 - 4

              Hours of Service shall be credited to the computation period in which they are paid. The rules issued by the U.S. Department of Labor relating to the determination of Hours of Service for reasons other than, the performance of duties and crediting of Hours of Service to computation periods, found in Regulation Sections 2530.200b-2(b) and (c), are hereby incorporated by reference.

              To the extent that any Federal law requires the crediting of Hours of Service for periods (such as military service) in addition to those credited hereunder, the terms of such law shall govern any such additional credit.

              The Administrator may, in accordance with a uniform non-discriminatory policy, elect to credit Hours of Service pursuant to this Agreement using one of the following methods:

              (a) Count actual Hours of Service for which an Employee is paid or entitled to payment.

              (b) Count 190 Hours of Service for each month in which an Employee is paid or entitled to payment for at least one Hour of Service.

              (c) Count 95 Hours of. Service for each semi-monthly period in which an Employee is paid or entitled to payment for at least one Hour of Service.

              (d) Count 45 Hours of-Service for each week in which an Employee is paid or entitled to payment for at least one Hour of Service.

              (e) Count 10 Hours of Service for each day in which an Employee is paid or entitled to payment for at least one Hour of Service.

              Hours of Service of any individual who is a "leased employee" within the meaning of Section 414(n) of the Code must be credited for vesting and eligibility purposes whether or not such individual is eligible to participate in the Plan to the extent such credit is required by law to be provided under the Plan.

         1.24 "Investment Manager" means any person, firm or corporation who is a registered investment adviser under the Investment Advisers Act of 1940, a bank or an insurance company, and (a) who has the power to manage, acquire, or dispose of Plan assets, and (b) who acknowledges in writing his fiduciary responsibility to the Plan.

         1.25 "Late Retirement Date" means the Anniversary Date coinciding with or next following a Participant's actual retirement after having reached his Normal Retirement Date.

                                      1 - 5

         1.26 "Maternity/Paternity Leave of Absence" means a temporary cessation from active employment with the Employer or an Affiliate which begins on or after the first day of the first Plan Year beginning after December 31, 1984, for any of the following reasons:

              (a) the pregnancy of the Employee;

              (b) the birth of a child of the Employee;

              (c) the placement of a child with the Employee in connection with the adoption of such child by the Employee; or

              (d) caring for such child for a period beginning immediately following such birth or placement; provided, however, that in order for an Employee's absence to qualify as a Maternity/Paternity Leave of Absence, the Employee must furnish the Administrator in a timely manner, with such information and documentation as shall establish that the absence from work is for reasons referred to above and the number of days for which there was such absence.

         1.27 "Net Profit" means with respect to any Fiscal Year the Employer's taxable income as reported for federal income tax purposes, without any reduction for taxes based upon income, or for contributions made by the Employer to this Plan.

         1.28 "Normal Retirement Age" means sixty-five years of age.

         1.29 "Normal Retirement Date" means the first day of the Plan Year nearest the Participant's Normal Retirement Age.

         1.30 "1-Year Break in Service" shall mean any computation period provided for in Section 1.48 hereof during which an Employee has not completed more than 500 Hours of Service with the Employer or an Affiliate; provided, however, that a 1-Year Break in Service shall not occur in any such computation period in which the Employee becomes a Participant or in which he retires, dies, or suffers a Total and Permanent Disability.

              Solely for purposes of determining whether a 1-Year Break in Service has occurred with respect to an Employee who is absent on account of an Authorized Leave of Absence or a Maternity/Paternity Leave of Absence, such Employee shall be credited with the following hours, up to a maximum of 501 Hours, as Hours of Service:

              (a) the hours of service which otherwise would normally have been credited to such Employee but for the Authorized Leave of Absence or Maternity/Paternity Leave of Absence, or

                                      1 - 6

              (b) in any case in which the Administrator is unable to determine by hours described in subparagraph (a), 8 Hours of Service per day of such absence.

              The hours described in subparagraphs (a) and (b) above, shall be treated as Hours of Service:

              (c) only in the computation period in which the Authorized Leave of Absence or Maternity/Paternity Leave of Absence begins, if the Employee would be prevented from incurring a 1-Year Break in Service in such computation period solely because the period of absence is treated as Hours of Service as provided above; or

              (d) in any other case, in the immediately following computation period.

         1.31 "Participant" means any Eligible Employee who becomes a participant pursuant to Article II, and who has not for any reason become ineligible to participate further in the Plan.

         1.32 "Participant's Account" shall mean the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan and Trust Fund as a result of the Employer's contributions.

         1.33 "Plan" means the PBSJ EMPLOYEE PROFIT SHARING AND STOCK OWNERSHIP PLAN as set forth herein and as it may be amended from time to time.

         1.34 "Plan Year" means the Plan's accounting year of twelve (12) months commencing on January 1 of each year and ending on the following December 31.

         1.35 "Qualified Joint and Survivor Annuity" means an annuity for the life of the Participant with a survivor annuity for the life of the Participant's Spouse that is fifty percent (50%) of the amount of the annuity that is payable during the joint lives of the Participant and his Spouse.

         1.36 "Retired Participant" means a person who has been a Participant, but who has become entitled to retirement benefits under the Plan.

         1.37 "Retirement Date" means the date as of which a Participant retires for reasons other than Total and Permanent Disability, whether such retirement occurs on a Participant's Normal Retirement Date, Early Retirement Date or Late Retirement Date.

                                      1 - 7

         1.38 "Section 415 Compensation" means all compensation paid by an Employer or an Affiliate that is taken into account under Section 415 of the Code and the regulations thereunder.

         1.39 "Self-Employed Individual" means with respect to an unincorporated business an individual described in Section 401(c)(1) of the Code or a S-Corporation. A Self-Employed individual shall be treated as an Employee.

         1.40 "Spouse" means the person to whom the Participant is legally married on the date payment of his benefits under this Plan commence.

         1.41 "Suspense Account" means the total forfeitable portion of all Former Participants' Accounts which has not yet become a Forfeiture during any Plan Year.

         1.42 "Terminated Participant" means a person who has been a Participant, but whose employment has been terminated other than by death, Total and Permanent Disability, or retirement.

         1.43 "Total and Permanent Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease or mental disorder which renders the Participant incapable of continuing his usual and customary employment with the Employer. The disability of a Participant shall be determined by a licensed physician chosen by the Administrator. The procedure for making each such determination shall be applied uniformly to all Participants.

         1.44 "Trustee" means the person or persons named as trustee herein or in any separate trust forming a part of this Plan, and his, their, or its successors.

         1.45 "Trust Fund" means the assets of the Plan and Trust as the same shall exist from time to time.

         1.46 "Vested" means the portion of a Participant's Accrued Benefit that is nonforfeitable.

         1.47 "Voluntary Contribution Account" shall mean the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan and Trust resulting from the Participant's non-deductible voluntary contributions made pursuant to this Agreement.

         1.48 "Year of Service" means the applicable computation period of twelve (12) consecutive months set forth below during which an Employee has at least 1000 Hours of Service.

              For purposes of eligibility for participation, the computation period shall begin with the date on which the Employee

                                      1 - 8
first performs an Hour of Service and subsequent computation periods shall begin on each anniversary of the initial computation period.

              For vesting purposes a Year of Service shall be a Plan Year in which an Employee completes 1,000 Hours of Service.

                                      1 - 9

                                   ARTICLE II
                                   ELIGIBILITY

         2.1 Conditions of Eligibility. An individual shall be an Eligible Employee if he (i) is classified as a full time or part time Employee at the time of determination of eligibility, (ii) has completed six (6) Months of Service, and (iii) elects in writing to defer at least 2% of his Compensation to the Plan as required pursuant to Section 3.2(a) of Part I of the Plan. An individual who is an Eligible Employee on the Effective Date shall become a Participant on the Effective Date. An individual who becomes an Eligible Employee after the Effective Date shall become a Participant on the January 1 or July 1 coincident with or next following his satisfaction of the eligibility requirements described above.

         2.2 Terms and Conditions of Participation Each Eligible Employee who becomes a Participant shall automatically be bound by the terms and conditions of this Agreement and all amendments hereto.

         2.3 Participation After Re-Employment. A Former Participant who is re-employed by the Employer shall become a Participant on the date he again becomes an Employee.

         2.4 Determination of Eligibility. The Administrator shall determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made in accordance with this Agreement and the Act, provided such determination shall be subject to review pursuant to Sections 6.10 and 6.11.

         2.5 Termination of Eligibility. Notwithstanding Section 2.1 above, a Participant shall cease to be eligible to participate in the Plan as of the date upon which he terminates employment with the Employer. In the event a Participant shall go from a classification of an Eligible Employee to a non-eligible Employee, such Former Participant shall continue to vest in his interest in the Plan until such time as he has a 1-Year Break in Service.

         2.6 Omission of Eligible Employee. If, in any Fiscal Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by the Employer for the year has been made and allocated, the Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which the said Employer would have contributed with respect to him had he not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any

                                      2 - 1
taxable year under applicable provisions of the Code by such Employer.

         2.7 Election Not To Participate. Notwithstanding Section 2.1, an Employee may, subject to the approval of the Employer, elect voluntarily not to participate in the Plan. The election not to participate must be communicated to the Employer, in writing, at least thirty (30) days before the beginning of a Plan Year, or within such period of time as determined by the Employer.

         2.8 Family Attributions. Notwithstanding anything to the contrary in the Plan, for purposes of determining the Compensation of an Employee, the provisions of Section 414(q)(6) of the Code shall apply (except that the term "family" shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age 19 before the close of the year).

             If an individual is a member of the family of a five percent owner or of a Highly Compensated Employee in the group consisting of the ten Highly Compensated Employees paid the greatest Compensation during the year, then such individual shall not be considered a separate Employee, and any Compensation paid to such individual shall be treated as if it were paid to the five percent owner or Highly Compensated Employee. The aggregation described above shall be applied in determining the Compensation of (or any contributions or benefits on behalf of) any Employee for purposes of any provision of the Code with respect to which a Highly Compensated Employee is defined by reference to Code Section 414(q)(6). However, the rules described above shall not apply in determining the portion of Compensation of a Participant which is under the integration level for purposes of Section 401(l).

             A Highly Compensated Employee means an Employee who performs service during the Plan Year and is one of the following:

             1. a Five Percent Owner at any time during the Plan Year or the look-back year,

             2. an Employee who receives Compensation in excess of $75,000 (indexed in accordance with Section 415(d) of the Code) during the look-back year,

             3. an Employee who receives Compensation in excess of $50,000 (similarly indexed) during the look-back year and is a member of the top-paid group for the look-back year, or

             4. an Employee who is an officer (within the meaning of Section 416(i) of the Code) during the look-back year and who receives Compensation in a look-back year greater than fifty percent (50%) of the dollar limitation in effect under Section

                                      2 - 2

                      415(b)(1)(A) for the calendar year in which the look-back year begins.

A former Employee who had a separation year prior to the Plan Year and who was a Highly Compensated active Employee for either the separation year or any plan year ending on or after the Employee's fifty-fifth birthday shall be considered a Highly Compensated Employee. For this purpose, a separation year is the Plan Year the Employee separates from service. For purposes of this provision, the look-back year shall be the twelve month period immediately preceding the Plan Year. For purposes of this provision, the top-paid group shall consist of the top twenty percent of Employees ranked on the basis of Compensation received during the Plan Year. For purposes of determining the number of Employees in the top-paid group, Employees described in Code Section 414(q)(8) and Q&A 9(b) of
Section 1.414(q)-1T of the regulations are excluded. The number of officers in the top-paid group shall be limited to fifty (or, if less, the greater of three Employees or ten percent of Employees) excluding those Employees who may be excluded in determining the top-paid group.

                                      2 - 3

                                   ARTICLE III
                          CONTRIBUTIONS AND ALLOCATION

         3.1 Formula for Determining Employer's Contribution.

             (a) For the Fiscal Year during which the Plan is adopted and each Fiscal Year thereafter, the Employer may contribute to the Plan, such amount, if any, as the Employer shall in its discretion determine, provided, however, if the Plan shall become a leveraged employee stock ownership plan with a commensurate obligation of the Plan to repay a securities acquisition loan, the Employer shall annually contribute to the Plan an amount necessary to repay the loan plus any interest as such amounts from time to time become due.

             (b) Notwithstanding the foregoing, however, the Employer's contribution for any Fiscal Year shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Section 404 of the Code. All contributions by the Employer shall be made in cash or in such property as is acceptable to the Trustee.

         3.2 Amount of Employer's Contribution. In determining the amount of its contribution, the Employer shall be entitled to rely upon an estimate of its Net Profit, of the total Compensation for all Participants, and of the amounts contributable by it. The Employer's determination of such contribution shall be subject to change as a result of a subsequent audit by the Internal Revenue Service or as a result of any subsequent adjustment of the Employer's records. The Trustee shall have no right or duty to inquire into the amount of the Employer's contribution, but shall be accountable only for funds actually received by the Trustee.

         3.3 Time of Payment of Employer's Contribution. The Employer shall pay to the Trustee its contribution, if any, to the Plan for each Fiscal Year within the time prescribed by law, including extensions of time, for the filing of the Employer's federal income tax return for the Fiscal Year.

         3.4 Participant's Accounts and Allocation of Contributions, Earnings and Forfeitures.

             (a) The assets of the Trust shall constitute a common fund and it shall not be necessary physically to divide the assets of the Trust among the Participant's individual accounts.

             (b) The Administrator shall establish and maintain with respect to each Participant at least two accounts, designated as the Employer Securities Account and the Other Investments Account. Such accounts shall, collectively, reflect the Participant's interest in the Trust Fund.

                                      3 - 1

             (c) The Administrator shall establish and maintain a suspense account to which shall be credited any shares or fractions thereof of Employer Securities purchased by the Trustee with borrowed funds (such term including for all purposes of this Agreement, purchase-money transactions). A separate suspense account shall be maintained for each such purchase. The shares released from a suspense account each year, if any, shall be allocated as of each Valuation Date to the Participants' Employer Securities Accounts under the provisions of Section 3.10 as Employer Securities attributable to Employer contributions. The number of shares of Employer Securities to be released from a particular suspense account each Plan Year shall be determined under one of the following methods, as selected by the Administrator with respect to that suspense account:

                  (1) The number of shares to be released shall equal the number of shares held in the suspense account immediately before the release for the current Plan Year multiplied by a fraction, the numerator of which is the amount of principal and interest paid by the Trustee for the Plan Year with respect to the loan in question and the denominator of which is the sum of the numerator plus the amount of principal and interest to be paid with respect to such loan for all future Plan Years; or

                  (2) The number of shares to be released shall equal the number of shares held in the suspense account immediately before the release for the current Plan Year multiplied by a fraction, the numerator of which is the amount of principal paid by the Trustee for the Plan Year with respect to the loan in question and the denominator of which is the sum of the numerator plus the amount of principal to be paid with respect to such loan for all future Plan Years; provided, that the terms of each of the following conditions are met:

                           (A) The loan must provide for annual payments of
principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten years;

                           (B) Interest included in any repayment can be
disregarded for release purposes only to the extent that it would be determined to be interest under standard loan amortization tables; and

                           (C) The requirements described above which relate to
the term of the loan are not satisfied from the time that, by reason of a renewal, extension or refinancing, the sum of the expired duration of the loan, the renewal period, the extension period and the duration of a new exempt loan (used to refinance) exceeds ten years.

                                      3 - 2

             (d) The interest of a Participant in the Trust Fund shall be the combined balances remaining from time to time in his Employer Securities Account and his Other Investments Account after making the adjustments required in
Section 3.10.

         3.5 Maximum Annual Additions.

             (a) Notwithstanding the foregoing, the maximum "annual additions" credited to a Participant's accounts for any "limitation year" shall equal the lesser of: (1) $30,000 or (2) twenty-five percent (25%) of the Participant's
Section 415 Compensation for such "limitation year".

             (b) For purposes of applying the limitations of Section 415 of the Code, "annual additions" means the sum of the following amounts credited to a Participant's accounts for any "limitation year": (1) Employer contributions,
(2) the Participant's voluntary contributions and (3) Forfeitures.

             (c) For purposes of applying the limitations of Section 415 of the Code, the following are not "annual additions": (1) a transfer of funds from one qualified plan to another; (2) rollover contributions (as defined in Sections 402(a)(5), 401(a)(4), 408(d)(3) and 408(b)(3)(C) of the Code; (3) repayments of loans made to a Participant from the Plan; (4) repayments of distributions received by an Employee pursuant to Section 411(a)(7)(B) of the Code (cash-outs); (5) repayments of distributions received by an Employee pursuant to
Section 411(A)(3)(D) of the Code (mandatory contributions); (6) Employee contributions to a simplified employee pension allowed as a deduction under
Section 219(a) of the Code; and (7) deductible Employee contributions to a qualified Plan.

             (d) For purposes of this Section, the term Section 415 Compensation shall mean all compensation taken into account under Section 415 of the Code and the regulations thereunder, and shall include the Participant's wages, salaries, fees for professional service and other amounts for personal services actually rendered in the course of employment with an Employer maintaining the Plan or any Affiliate (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses, and in the case of a Participant who is an Employee within the meaning of Code Section 401(c)(1) and the regulations thereunder, the Participant's earned income (as described in Section 401(c)(2) of the Code and the regulations thereunder) paid during the "limitation year".

             (e) For purposes of applying the limitations of Section 415 of the Code, the "limitation year" shall be the Plan Year.

             (f) The limitation stated in paragraph (a)(1) above shall be adjusted annually as provided in Section 415(d) of the

                                      3 - 3

Code pursuant to the regulations prescribed by the Secretary of the Treasury. The adjusted limitation shall be effective as of January 1st of each calendar year and shall be applicable to "limitation years" ending with or after the calendar year.

             (g) For purposes of this Article, all qualified defined benefit plans (whether terminated or not) ever maintained by the Employer or an Affiliate shall be treated as one defined benefit plan, and all qualified defined contribution plans (whether terminated or not) ever maintained by the Employer or an Affiliate shall be treated as one defined contribution plan.

             (h) For purpose of this Article, all employees of the Employer and all Affiliates shall be considered to be employed by a single Employer. For purposes of this Article, the term Affiliate shall have its general meaning under the Plan except that in applying Section 414(b) and (c) of the Code, the words "more than fifty (50)" shall be substituted for the words "at least eighty
(80)" each place they appear in Section 1563(a)(1) of the Code.

             (i) (1) If a Participant participates in more than one defined contribution plan maintained by the Employer or an Affiliate which have different Anniversary Dates, the maximum "annual additions" under this Plan shall equal the maximum "annual additions" for the "limitation year" minus any "annual additions" previously credited to such Participant's accounts during the "limitation year".

                 (2) If a Participant participates in both a defined contribution plan subject to Section 412 of the Code and a defined contribution plan to not subject to Section 412 of the Code maintained by the Employer or an Affiliate which have the same Anniversary Date, "annual additions" will be credited to the Participant's accounts under the defined contribution plan subject to Section 412 of the Code prior to crediting "annual additions" to the Participant's accounts under the defined contribution plan not subject to
Section 412 of the Code.

                 (3) If a Participant participates in more than one defined contribution plan not subject to Section 412 of the Code maintained by the Employer or an Affiliate which have the same Anniversary Date, the maximum "annual additions under this Plan shall equal the product of (A) the maximum "annual additions" for the "limitation year" minus any "annual additions" previously credited under subparagraphs (1) or (2) above, multiplied by (B) a fraction (i) the numerator of which is the "annual additions" that would be credited to such Participant's accounts under this Plan without regard to the limitations of Section 415 of the Code and (ii) the denominator of which is such "annual additions" for all plans described in this subparagraph.

                                      3 - 4

             (j) If an Employee is (or has been) a Participant in one or more defined benefit plans and one or more defined contribution plans maintained by the Employer and/or an Affiliate, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any "limitation year" may not exceed 1.0.

             (k) (1) The defined benefit plan fraction for any "limitation year" is a fraction (A) the numerator of which is the "projected annual benefit" of the Participant under the Plan (determined as of the close of the "limitation year" pursuant to Treasury Regulation 1.415-7(b)(3)), and (B) the denominator of which is the greater of the product of 1.25 multiplied by the protected "current accrued benefit" or the lesser of: (i) the product of 1.25 multiplied by the maximum dollar limitation provided under Section 415(b)(1)(A) of the Code for such "limitation year", or (ii) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(b)(1)(B) of the Code for such "limitation year".

                 (2) For purposes of applying the limitations of Section 415 of the Code, the protected "current accrued benefit" for any Participant in a defined benefit plan in existence on July 1, 1982, shall be the accrued benefit, payable annually, provided for under question T-3 of Internal Revenue Service Notice 83-10.

             (1) (1) The defined contribution plan fraction for any "limitation year" is a fraction (A) the numerator of which is the sum of the "annual additions" to the Participant's accounts as of the close of the "limitation year" and (B) the denominator of which is the sum of the lesser of the following amounts determined for such year and each prior year of service with the Employer and/or any Affiliate: (i) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such "limitation year" (determined without regard to Section 415(c)(6) of the Code), or (ii) the product of 1.4 multiplied by the amount which may be taken into account under
Section 415(c)(1)-(B) of the Code (or Section 415(c)(7), if applicable) for such "limitation year".

                 (2) Notwithstanding the foregoing, the numerator of the defined contribution plan fraction shall be adjusted pursuant to Treasury Regulation 1.415-7(d)(1) and questions T-6 and T-7 of Internal Revenue Service Notice 83-10.

                 (3) For defined contribution plans in affect on or before July 1, 1982, the Administrator may elect, for any "limitation year" ending after December 31, 1982, that the amount taken into account in the denominator for every Participant for all "limitation years" ending before January 1, 1983 shall be an amount equal to the product of, (A) the denominator for the "limitation year" ending in 1982 determined under the law in effect for the

                                      3 - 5

"limitation year" ending in 1982 multiplied by (B) the "transition fraction".

                 (4) For purposes of the preceding subparagraphs, the term "transition fraction" shall mean a fraction (A) the numerator of which is the lesser of (i) $51,875 or (ii) 1.4 multiplied by twenty-five percent (25%) of the Participant's Section 415 Compensation for the "limitation year" ending in 1981, and (B) the denominator of which is the lesser of (i) $41,500 or (ii) twenty-five percent (25%) of the Participant's Section 415 Compensation for the "limitation year" ending in 1981.

             (m) If the sum of the defined benefit plan fraction and the defined contribution plan fraction shall exceed 1.0 in any "limitation year" for any Participant in this Plan, the Administrator shall adjust the numerator of the defined benefit plan fraction so that the sum of both fractions shall not exceed
1.0 in any "limitation year" for such Participant.

         3.6 Adjustment for Excessive Annual Additions.

             (a) If as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's Compensation or other facts and circumstances to which Treasury Regulation 1.415-6(b)(6) shall be applicable, the "annual additions" under the Plan would cause the maximum annual additions to be exceeded for any Participant, the Administrator shall (1) return any voluntary Employee contributions credited for the "limitation year" to the extent that the return would reduce the "excess amount" in the Participant's Accounts, (2) hold any "excess amount" remaining after the return of any voluntary Employee contributions in a "Section 415 suspense account", (3) allocate and reallocate the "Section 415 suspense account" in the next "limitation year" (and succeeding "limitation years" if necessary) to all Eligible Participants in the Plan before any Employer or Employee contributions which would constitute "annual additions" are made to the Plan for such "limitation year", and (4) reduce Employer contributions to the Plan for such "limitation year" by the amount of the "Section 415 suspense account" allocated and reallocated during such "limitation year".

             (b) For purposes of this Section, "excess amount" for any Participant for a "limitation year" shall mean the excess, if any, of (1) the "annual Additions" which would be credited to his account under the term of the Plan without regard to the limitations of Code Section 415 over (2) the maximum "annual additions" determined pursuant to Section 3.5.

             (c) For purposes of this Section, "Section 415 suspense account" shall mean an unallocated account equal to the sum of the "excess amounts" for all Participants in the Plan during the

                                      3 - 6

"limitation year". The "Section 415 suspense account" shall not share in any earnings or losses of the Trust Fund.

             (d) The Plan may not distribute "excess amounts" to Participants or Former Participants.

         3.7 Transfers From Qualified Plans

             (a) Except where prohibited by Section 9.19, amounts may be transferred from other qualified corporate and, after December 31, 1983, noncorporate plans, provided that the trust from which such funds are transferred permits the transfer to be made and, in the opinion of legal counsel for the Employer, the transfer will not jeopardize the tax exempt status of the Plan or Trust or create adverse tax consequences for the Employer. The Trustees are authorized to accept a direct transfer of assets representing all or a portion of an Employee's vested benefits from another exempt employees' trust which forms part of a plan described in Section 401(a) of the Code, whether or not such other plan is maintained by the Employer, upon the Employee's termination of active participation in-the plan from which the transfer is made. Such a transfer to this Plan may be accepted by the Trustees regardless of whether the Employee has satisfied the eligibility requirements of Article II of this Plan at the time of the Transfer. The amounts transferred shall be set up in a separate account herein referred to as an "Employee's Rollover Account". Such account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

             (b) Amounts in an Employee's Rollover Account shall be held by the Trustee pursuant to the provisions of this Plan, and such amounts shall not be subject to Forfeiture for any reason and may not be withdrawn by, or distributed to the Employee, in whole or in part, except as provided in Paragraph (c) of this Section.

             (c) On the Employee's Normal Retirement Date, or such other date when the Employee or his Beneficiary shall be entitled to receive benefits, the fair market value of the Employee's Rollover Account shall be used to provide additional benefits to the Employee in the normal form or such other optional method that the Participant shall elect pursuant to Section 5.4.

             (d) Unless the Administrator directs that the Employee's Rollover Account be segregated in to a separate account pursuant to paragraph (e) of this
Section 3.7 the Account shall be invested as part of the general Trust Fund and shall share in any income earned thereon, any investment gains and losses attributable thereto, less any expenses, pursuant to the terms of this Plan.

             (e) The Administrator may direct that employee transfers made after the first month of the Plan Year pursuant to this Section be segregated into a separate account for each Employee in

                                      3 - 7
a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short-term debt security acceptable to the Trustee until such time as the allocations pursuant to this Agreement have been made.

             (f) Intentionally left blank.

             (g) For purposes of this Section, the term "qualified plan" shall mean any tax qualified plan under Code Section 401(a).

             (h) For purposes of this Section, the term "amounts transferred from another qualified corporate and noncorporate plan" shall mean: (i) amounts transferred to this Plan directly from another qualified corporate (and, after December 31, 1983, noncorporate) plan; (ii) lump sum distributions received by an Employee from another qualified Plan which are eligible for tax free rollover to, a qualified corporate or noncorporate plan and which are transferred by the Employee to this Plan within sixty (60) days following his receipt thereof;
(iii) amounts transferred to this Plan from a conduit individual retirement account provided that the conduit individual retirement account has no assets other than assets which (A) were previously distributed to the Employee by another qualified corporate (and, after December 31, 1983 noncorporate) plan as a lump sum distribution (B) were eligible for tax fee rollover to a qualified corporate or noncorporate plan and (C) were deposited in such conduit individual retirement account within sixty (60) days of receipt thereof and other than earnings on said assets,: and (iv) amounts distributed to the Employee from a conduit individual retirement account meeting the requirements of clause (iii) above, and transferred by the Employee to this Plan within sixty (60) days of his receipt thereof from such conduit individual retirement account. Prior to accepting any transfers to which this Section applies, the Administrator may require the Employee to establish that the amounts to be transferred to this Plan meet the requirements of this Section and may also require the Employee to provide an opinion of counsel satisfactory to the Employer that the amounts to be transferred meet the requirements of this Section.

         3.8 Voluntary Contributions.

             Voluntary Contributions are not permitted.

         3.9 Intentionally left blank.

         3.10 Account Adjustments.

             (a) Subject to the limitations of Section 3.5, the Employer Securities Account and the Other Investments Account of a Participant shall be adjusted from time to time as follows:

                                      3 - 8

                  (1) As of each Valuation Date, the Employer Securities Account of a Participant shall be credited with his allocable share of:

                           (A) Employer Securities attributable to Employer
contributions;

                           (B) Forfeitures of Employer Securities;

                           (C) Stock dividends received on Employer Securities
held in the Participant's Employer Securities Account; and

                           (D) Employer Securities purchased with the assets of
the Participant's Other Investments Account.

                  (2) As of each Valuation Date, the Other Investments Account of a Participant shall be credited with his allowable share of:

                           (A) Employer contributions in a form other than
Employer Securities (except for Employer contributions used to pay principal or interest on any outstanding debts or liabilities incurred by the Trustee in connection with the purchase of Employer Securities);

                           (B) Forfeitures of other than Employer Securities;

                           (C) Net income earned or net loss sustained by the
Trust Fund; and

                           (D) Cash dividends received on Employer Securities
held in the Participant's Employer Securities Account which have not been distributed as a distribution of dividends.

             The Other Investments Account of a Participant shall be debited for any payments made with the assets of such account for the purchase of Employer Securities.

                  (3) The adjustments called for by subparagraphs (1) and (2) above shall be allocated to the individual Account(s) of each Participant as follows:

                           (A) Employer contributions represented by Employer
Securities and contributions of assets other than Employer Securities shall be allocated as of each Valuation Date among the Employer Securities Accounts and the Other Investments Accounts, as the case may be, of the Participants based on the ratio that each Participant's Compensation for the Plan Year ending on such Valuation Date bears to the aggregate of all Compensation of Participants for such Plan Year; provided, that a Participant shall

                                      3 - 9
not be entitled to share in such contributions unless such Plan Year constitutes a Year of Service for such Participant and such Participant was an Employee on the last day of the Plan Year. A Participant shall be considered an Employee on the last day of a Plan Year if the Participant retires on or after his Normal Retirement Date, dies or becomes disabled at any time during the Plan Year.

                           (B) Forfeitures of Employer Securities and of assets
other than Employer Securities (to the extent such forfeitures are not used to reinstate the account balances of reemployed Participants) shall be allocated among the Employer Securities Accounts and the Other Investments Accounts, as the case may be, of the Participants who were also Participants in the Plan as of the immediately preceding Valuation Date based on the ratio that each Participant's Compensation for the Plan Year ending on such Valuation Date bears to the aggregate Compensation of all Participants for such Plan Year who are entitled to share in such forfeitures; provided, that a Participant shall not be entitled to share in such forfeitures unless such Participant was entitled to share in Employer contributions for such Plan Year.

                           (C) The net income earned or the net loss sustained
by the Trust Fund during a Valuation Period that is allocable to the assets held in the Participants' Other Investments Accounts or representing cash dividends received on Employer Securities not allocated to any Participant's Employer Securities Account shall be allocated among the Other Investments Accounts of the Participants who were also Participants in the Plan as of the immediately preceding Valuation Date based on the ratio that the average balance in each such Participant's Other Investments Account for such period bears to the aggregate of the average balances in the Other Investments Accounts of all such Participants who are entitled to share in the net income earned or the net loss sustained by the Trust Fund; provided, however, that for the first Valuation Period, the allocation provided in this section (C) shall be based on the ratio that such Participant's Compensation for such Valuation Period bears to the aggregate Compensation of all Participants who are entitled to share in the net income earned or the net loss sustained by the Trust Fund which is allocable under this section (C).

                           (D) For purposes of this Section 3.10, the net income
earned or the net loss sustained by the Trust Fund shall be deemed to include the unrealized appreciation or depreciation occurring in the assets of the Trust Fund (other than in Employer Securities), interest, cash dividends (excluding cash dividends received with respect to Employer securities allocated to a Participant's Employer Securities Account), gains or losses realized on the sale of the assets of the Trust Fund and other income and expenses occurring since the preceding Valuation Date; provided, however, that such expenses shall not include any

                                     3 - 10
interest paid or accrued on any outstanding debts or liabilities incurred by the Trustee in connection with the purchase of Employer Securities.

                           (E) If the Administrator determines in making any
valuation, allocation or adjustments to any Participant's account under the provisions of the Plan that the strict application of the provisions of the Plan will not produce equitable and non-discriminatory allocation among the Participant's Accounts, it may modify any procedures specified in the Plan for purposes of achieving an equal and non-discriminatory allocation in accordance with the general concepts and purposes of the Plan; provided, however, that any such modification shall not be inconsistent with the provisions of Section 401(a)(4) of the Code.

                           (F) Notwithstanding anything to the contrary
contained in this paragraph (e), no portion of the assets of the Plan attributable to Employer Securities acquired by the Plan may accrue for the benefit of the shareholder who sold his Employer Securities to the Plan (the "Taxpayer"), any person who is a member of the family of the Taxpayer (within the meaning of Section 267(c)(4) of the Code), or any person who owns more than 25% in value of any class of outstanding Employer Securities (after the application of Section 318(a) of the Code).

                  (1) For purposes of all computations required by this Article III, the accrual method of accounting shall be used to value the Trust Fund and the assets thereof at their fair market value as of each Valuation Date.

                  (2) Employer Securities shall be accounted for as provided in Treasury Regulation Section 1.402(a)-1(b)(2)(ii), as amended, or any regulation or statute of similar import.

         3.11 Participant's Diversification Election.

             Each Qualified Participant (as defined below) shall be given to opportunity to elect within 90 days of the close of each Plan Year in the Qualified Election Period (as defined below) to direct the Plan as to the investment of at least 25% of the Participant's Account in the Plan. In the case of the election year in which the Participant can make his last election, the preceding sentence shall be applied by substituting 50% for 25%.

             A Qualified Participant for purposes of this Section 3.11 shall mean an Employee who has completed 10 Years of Participation in this Part II of the Plan and who has attained age 55. The Qualified Election Period for purposes of this Section 3.11 of the Plan means the six Plan Year period beginning with the later of (i) the first Plan Year in which the individual first became a Qualified Participant or (ii) the first Plan Year beginning after December 31, 1986.

                                     3 - 11

             To the extent that a Qualified Participant elects to diversify the investment of his Account in the Plan, the Plan shall offer at least three investment options (in accordance with Regulations issued by the Secretary of the Treasury) and shall comply with the Qualified Participant's Investment Direction within 90 days after the expiration of the Qualified Election Period for such Qualified Participant.

                                     3 - 12

                                   ARTICLE IV
                                   VALUATIONS

         4.1 Valuation of the Trust Fund. The Administrator shall direct the Trustee, as of each Anniversary Date, and at such other date or dates deemed necessary or appropriate by the Administrator, (each such date sometimes hereinafter called a "valuation date"), to determine the net worth of the assets comprising the Trust Fund as it exists on the "valuation date" prior to taking into consideration any contribution to be allocated for that Plan Year. in determining such net worth, the Trustee shall value the assets comprising the Trust Fund at their fair market value as of the "valuation date" and shall deduct all expenses for which the Trustee has not yet obtained reimbursement from the Employer or the Trust Fund.

         4.2 Method of Valuation. In determining the fair market value of securities held in the Trust Fund which are listed on a registered stock exchange, the Administrator shall direct the Trustee to value the same at the prices they were last traded on such exchange preceding the close of business on the "valuation date". If such securities were not traded on the "valuation date", or if the exchange on which they are traded was not open f or business on the "valuation date", then the securities shall be valued at the prices at which they were last traded prior to the "valuation date". Any unlisted security held in the Trust Fund shall be valued, at its bid price next preceding the close of business on the "valuation date", which bid price shall be obtained from a registered broker or an investment banker. All other Employer Securities shall be valued at their Fair Market Value as determined by an independent appraisal. In determining the fair market of assets other than securities for which trading or bid prices can be obtained, the Trustee may appraise such assets itself, or in its discretion, employ one or more appraisers for the purpose and rely on the values established by such appraiser or appraisers.

                                      4 - 1

                                    ARTICLE V
                   DETERMINATION AND DISTRIBUTION OF BENEFITS

         5.1 Determining of Benefits Upon Retirement. Every Participant may terminate his employment with the Employer and retire for the purpose hereof on his Normal Retirement Date. Upon such Normal Retirement Date, all amounts credited to such Participant's Account as of the Anniversary Date immediately preceding his Normal Retirement Date shall become fully vested and distributable to him in accordance with this Article. A Participant who continues to be an Employee after his Normal Retirement Date shall continue to be a Participant until his Late Retirement Date; provided, however, that a Participant may not be employed beyond the later of age 70 or his Normal Retirement Date without the written consent of the Employer. Upon a Participant's Normal Retirement Date or Late Retirement Date, as the case may be, the Trustee shall distribute all amounts credited to such Participant's Account in accordance with Section 5.4.

         5.2 Determination of Benefits in Event of Disability. In the event of a Participant's Total and Permanent Disability prior to this Retirement Date or separation from service, all amounts credited to such Participant's Account as of the Anniversary Date coinciding with or next following the date on which the Participant suffers the Total and Permanent Disability shall become fully Vested. As of the Anniversary Date coinciding with or next following the event of Total and Permanent Disability, the Trustee, in accordance with the provisions of Sections 5.4 and 5.6, shall distribute to such Participant all amounts credited to such Participant's Account.

         5.3 Determination of Benefits Upon Termination.

             (a) Distribution of the Vested portion of the Participant's
Account shall be made to a Terminated Participant on the occurrence of an event which would result in the distribution had the Terminated Participant remained in the employ of the Employer in accordance with the terms hereof upon a Participant's death, Total and Permanent Disability or having reached his Normal Retirement Date. However, based upon uniform principles consistently applied, the Administrator may direct the Trustee to cause the Vested portion of the Terminated Participant's Account to be payable to such Terminated Participant in accordance with Section 5.4 as though he had retired on the date he terminated employment with the Employer or any other date selected by the Administrator. The Administrator shall allow each Participant to elect to receive a distribution of the benefits to which such Participant is entitled under this
Part II at the same time as such Pdrticipant's benefits are distributed pursuant to Part I (provided that all elections, consents and other conditions for distribution under this Part II are satisfied). However, the Vested portion of a Terminated Participant's Account may not be paid on or before his

                                      5 - 1

Normal Retirement Date unless either (i) the present value of his benefits under the Plan is $1,750 ($3,500 for Plan years beginning after December 31, 1984) or less, and the distribution is made no later than the close of the second Plan Year after the Plan Year in which Participants' termination of employment with the Employer occurs, or (ii) the Participant consents to such distribution.

             (b) The Vested portion of any Participant's Accrued Benefit shall be a percentage of such Participant's Accrued Benefit determined on the basis of the Participant's number of Years of Service according to the following schedule set forth in Part I of the Plan.

             (c) The computation of a Participant's nonforfeitable percentage of his interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Article. In the event that this Agreement is amended to change or modify Section 5.3(b), a Participant with at least three (3) Years of Service as of the expiration date of the election period may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of:

                  (i)      the adoption of the amendment,

                  (ii)     the effective date of the amendment, or

                  (iii) the date the Participant receives written notice of the amendment from the Employer or Administrator.

             (d) As of the Anniversary Date coinciding with or next following termination of a Participant's employment with the Employer for any reason other than death, Total and Permanent Disability or retirement, the Administrator may direct the Trustee to segregate the amount of the Vested portion of such Terminated Participant's Account and invest the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit, common collective trust fund of a bank or deferred annuity. In the event the Vested portion of a Participant's Account is not segregated, the amount shall remain in a separate account for the Former Participant and share in allocations per
Section 3.4 until such time as a distribution is made to the Participant or Former Participant. The amount of the Terminated Participant's Account which is not Vested shall be credited to the Suspense Account (which will always share in gains and losses of the trust) and shall, subsequently, be allocated to the accounts of the remaining Participants in accordance with the terms of the Plan at such time as the amount becomes a Forfeiture.

                                      5 - 2

             (e) (1) If any Former Participant shall be reemployed by the Employer, he shall again become a Participant in the Plan in the same manner as if such termination had not occurred. In the event that the Former Participant received payment of his Vested interest in the Plan, his Participant's Account that was not Vested shall be reinstated only if he repays the full amount distributed to him, other than his voluntary contribution, on or before the date he incurs five (5) consecutive 1-Year Breaks in Service. In the event the Former Participant does repay the full amount distributed to him, the undistributed portion of the Participant's Account must be restored in full, unadjusted by any gains or losses occurring subsequent to the Anniversary Date preceding his termination.

                 (2) If any Former Participant is reemployed by the Employer, then for purposes of determining the Vested portion of his Participant's Account attributable to his subsequent participation in the Plan, his Years of Service shall include Years of Service during his previous period of employment with the Employer.

             (f) In the event that the amount of the Vested portion of the Terminated Participant's Account equals or exceeds the cash surrender value of any insurance Contracts on the Participant's life, the Trustee, if and when so directed by the Administrator and agreed to by the Terminated Participant shall assign, transfer, and set over to such Terminated Participant all Contracts on his life in such form or, with such endorsements, so that the settlement options are limited to the provisions of Section 5.4, as the Administrator may, in his discretion, direct, restricting the right of the Terminated Participant to surrender, assign, or otherwise realize cash on the Contract or Contracts prior to his normal Retirement Date. In the event that the Vested portion of the Terminated Participant's Vested portion does not at least equal the cash surrender value of the Contracts, if any, the Terminated Participant may with the approval of the Administrator, pay over to the Trustee the sum needed to make the distribution equal to the value of the Contracts being assigned or transferred, or the Trustee may borrow the cash surrender value of the Contracts from the insurer and then assign the Contracts to the Terminated Participant.

         5.4 Distribution of Benefits.

             (a) Unless an approved form of payment is elected by the Participant, the Participant's benefits under the Plan shall be paid in to the Participant in one lump sum.

             (b) In the event an election is made not to receive the form of benefit provided for in paragraph (a) above, the Participant shall direct the Trustee to distribute to the Participant

                                      5 - 3
or his Beneficiary, any amount to which he is entitled under the Plan in one or more of the following methods:

                 (1) Payments over a period certain in monthly, quarterly, semiannual, or annual cash installments after first having (i) segregated the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate or other liquid short-term security or (ii) purchased a nontransferable annuity contract providing for such payment. The period over which such payment is to be made shall not extend beyond the Participant's life expectancy (or the life expectancy of the Participant and his designated Beneficiary);

                 (2) Purchase of an annuity; provided, however, such annuity may not be in any form that will provide for payments over a period extending beyond either the life of the Participant (or the lives of the Participant and his designated Beneficiary) or the life expectancy of the Participant (or the life expectancy of the Participant and his designated Beneficiary).

             Notwithstanding anything to the contrary in (1) or (2) above, no distribution shall be made to the participant in the form of a life annuity or a joint and survivor annuity.

             (c) If the Present Value of the Retired Participant's Vested Accrued Benefit is less than $3,500, the Administrator may immediately distribute such benefit without such Retired Participant's consent.

             (d) If the Participant elects to have his retirement benefit paid to him and his Beneficiaries over a period in excess of the Participant's then life expectancy, the then present value of the payments to be made over the period of the Participant's then life expectancy must be more than fifty percent (50%) of the then present value of the total payments to be made to the Participant and his Beneficiaries.

             (e) A Participant's benefits shall be distributed to him not later than the April 1 of the calendar year following the calendar year in which he attains age seventy and one-half (70 1/2) and must be made over the life of the Participant (or the lives of the Participant and the Participant's designated Beneficiary) or the life expectancy of the Participant (or the life expectancies of the Participant and his designated Beneficiary).

             (f) For purposes of this Section, the life expectancy of a Participant and the Spouse of a Participant (other than in the case of a life annuity) may be redetermined, but not more frequently than annually, and in accordance with such rules as may be prescribed by the Treasury regulations.

                                      5 - 4

                  (i) The restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have his retirement benefit paid in an alternative method acceptable under Section 401(a) of the Code as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982. Any such written designation made by a Participant shall be binding upon the Plan Administrator notwithstanding any contrary provisions of this Section.

         5.5 Death Benefits. If the Participant dies while employed by the Employer, or a Former Participant dies prior to the date on which payment of his benefits under the Plan have commenced, then the death benefit, if any, payable on account of the Participant's death shall be determined under and limited to that provided in this Section 5.5. If the Participant dies after payment of the Participant's benefits under the Plan have commenced, the Beneficiary of the Participant shall be entitled to whatever death benefit may be available under the settlement arrangements pursuant to which the Participant's benefits were payable.

             (a) Beneficiary Designation. Subject to the waiver of such designation by the Participant's spouse as set forth in Section 5.5(b), the Participant's Spouse shall be entitled to receive the Participant's entire Account in the form of a lump sum upon the Participant's death.

             (b) Spouse's Death Benefit.

                 (1) (a) Unless otherwise validly waived pursuant to Section 5.5(b)(2) hereof, the Participant's Spouse shall be the beneficiary of his Account.

                 (2) The Spouse of a Participant may elect, in the form and manner prescribed by the Administrator, to waive his or her spousal death benefit; provided, however, that no such waiver may be made unless:

             (a) the Spouse of the Participant consents in writing to the election, the consent acknowledges the effect of such election, the consent is witnessed by a Plan representative or a Notary Public and the consent is effective only with respect to the alternate beneficiary provided therein; or

             (b) it is established to the satisfaction of the Administrator that the required consent cannot be obtained because there is no Spouse, because the Spouse cannot be located, or because of such other circumstances as provided in Treasury regulations under the applicable provisions of the Code.

             Any consent by a Spouse (or establishment that the consent of a Spouse may not be obtained) shall be irrevocable and effective

                                      5 - 5
only with respect to such Spouse. Any election pursuant to this Section 5.5(b) may be revoked by the Participant without the consent of the Participant's Spouse at any time.

             (c) For purposes of Sections 5.4, 5.5 and 5.6, in the event of a Trustee or Administrator is also a Participant's Beneficiary (including, if any trust is named a Beneficiary, the beneficiaries of such trust), he shall abstain from participation in the exercise of such discretion provided herein.

             (d) Payment to Beneficiary.

                 (1) (A) Payment of all death benefits hereunder shall be in the form of a lump sum.

             (e) Required Distributions.

                 (1) If the Participant dies after distribution of his benefits under the Plan has commenced, the remaining portion of the Participant's benefits under the Plan shall be distributed at least as rapidly as the method of distribution being used as of the date of the Participant's death.

                 (2) If the Participant dies before distribution of his benefit under the Plan has commenced, the Participant's entire interest in the Plan shall be distributed no later than five (5) years after the date of the Participant's death, except to the extent provided in (A) or (B) below:

                           (A) if any portion of the Participant's benefits
under the Plan is payable to (or for the benefit of) a Beneficiary, distribution of the Participant's benefits under the Plan may be made over the life of such Beneficiary (or over a period not extending beyond the life expectancy of such Beneficiary), commencing no later than one (1) year after the date of the Participant's death or such later date as may be provided in Treasury regulations under the applicable provisions of the Code; and

                           (B) if the Beneficiary is the Participant's surviving
Spouse, the date on which the distributions are required to begin in accordance with paragraph (A) immediately above shall not be earlier than the date on which the Participant would have attained age seventy and one-half (70 1/2), and if the surviving Spouse dies before the distributions to such Spouse begin, subsequent distributions shall be made as if the surviving Spouse were the Participant.

                 (3) For purposes of this Section 5.5(f):

                           (A) the life expectancy of the Participant and, if
applicable, the Participant's Spouse (other

                                      5 - 6
than in the case of a life annuity) may be redetermined but not more frequently than annually.

                           (B) for calculation of distributions to a Beneficiary
other than the Participant's Spouse, life expectancy will be calculated at the time payment of benefits first commences, and payment for any twelve (12) consecutive month period will be based on such life expectancy minus the number of whole years passed since distribution first commenced, and

                           (C) any amount paid to a child shall be treated as if
it had been paid to the surviving Spouse if such amount will become payable to the surviving Spouse when such child reaches the age of majority (or such other designated event permitted under..Treasury regulations).

                           (D) the restrictions imposed by this Section on the
timing of distributions shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have his death benefits paid in an alternative method acceptable under Section 401(a) of the Code as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982. Any such written designation made by a Participant shall be binding upon the Plan Administrator notwithstanding the provisions of this Section.

         5.6 Time of Distribution. Notwithstanding any other provision of this Agreement to the contrary, whenever the Trustee is to make a distribution or to commence a series of payments on or as of an Anniversary Date, the distribution or series of payments may be made or begun on such date or as soon thereafter as is practicable, but in no event later than 180 days after the Anniversary Date. Unless otherwise elected in writing, (such election may not result in a death benefit that is more than incidental) pursuant to Section 5.4 above, by the Former Participant, a distribution as the result of Normal or Late Retirement shall begin not later than the 60th day after the close of the Plan Year in which the latest of the following events occur:

             (a) the date on which the Participant attains the earlier of age 65 of the Normal Retirement Age specified herein,

             (b) the 10th anniversary of the year in which the Participant commenced participation in the Plan, or

             (c) the date the Participant terminates his service with the Employer.

         5.7 Distribution for Minor Beneficiary. In the event a distribution is to be made to a minor, then the Administrator may, in the Administrator's sole discretion, direct that such distribution be paid to the legal guardian, or if none, to a parent of such

                                      5 - 7

Beneficiary or a responsible adult with whom the Beneficiary maintains his residence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act of Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian or parent of a minor Beneficiary shall fully discharge the Trustee, Employer, and Plan form further liability on account thereof.

         5.8 Location of Participant or Beneficiary Unknown. In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the expiration of five (5) years after it shall become payable, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be reallocated in the same manner as a Forfeiture, pursuant to this Agreement. In the event a Participant or Beneficiary is located subsequent to his benefit being reallocated, such benefit shall be restored.

                                      5 - 8

                                   ARTICLE VI
                                 ADMINISTRATION

         6.1 Powers and Responsibilities of the Employer.

             The powers and responsibilities of the Employer are as more particularly set forth in Part I.

                                      6 - 1

                                   ARTICLE VII
                                     TRUSTEE

         7.1 Basic Responsibilities of the Trustee. The Trustee shall have the following categories of responsibilities:

             (a) Consistent with the "funding policy and method" determined by the Employer to invest, manage, and control the Plan assets subject, however, to the direction of an Investment Manager if the Employer should appoint such manager as to all or a portion of the assets of the Plan in accordance with the provisions of Section 6.1(c);

             (b) At the direction of the Administrator, to pay benefits required under the Plan to be paid to Participants, or, in the event of their death, to their Beneficiaries;

             (c) To maintain records of receipts and disbursements and furnish to the Employer and/or Administrator for each Fiscal Year a written annual report pursuant to Section 7.7. If there shall be more than one Trustee, they shall act by a majority of their number, but may authorize one or more of them to sign papers on their behalf.

         7.2 Intentionally left blank.

                                      7 - 1

                                  ARTICLE VIII
                       AMENDMENT, TERMINATION AND MERGERS

         8.1 Amendment. The Employer shall have the right at any time and from time to time to amend, in whole or in part, any or all of the provisions of this Agreement. However, no such amendment shall authorize or permit any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates; no such amendment shall cause any reduction in the amount credited to the account of any Participant theretofore, or cause or permit any portion of the Trust Fund to revert to or become the property of the Employer; and no such amendment which affects the rights, duties or responsibilities of the Trustee and Administrator may be made without the Trustee's and Administrator's written consent. Any such amendment shall become effective upon delivery of a duly executed instrument to the Trustee, provided that the Trustee shall in writing consent to the terms of such amendment if the Trust provisions contained herein are a part of this Agreement and the amendment affects the duties of the Trustee hereunder. For purposes of this Section, a Plan amendment which has the effect of (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (2) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing Accrued Benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medial benefit, a social security supplement, a death benefit (including life insurance), or a plant shutdown benefit (that does not continue after retirement age). Furthermore, no amendment to the Plan shall have the effect of decreasing a Participant's Vested interest determined without regard to such amendment as of the later of the date such amendment is adopted, or becomes effective.

         8.2 Termination. The Employer shall have the right at any time to terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. A complete discontinuance of the Employer's contributions to the Plan shall be deemed to constitute a termination. Upon any termination (full or partial) or complete discontinuance of contributions, all amounts credited to the affected Participant's Accounts shall become 100% Vested and shall not thereafter be subject to forfeiture and all unallocated amounts shall be allocated to the accounts of all Participants in accordance with the provisions hereof. Upon such termination of the Plan, the Employer, by written notice to the Trustee and Administrator, may direct either:

                                      8 - 1

             (a) complete distribution of the assets in the Trust Fund to the Participants, in cash or in kind, in one "lump-sum payment" (as such term is defined in the Code) as soon as the Trustee deems it to be in the best interests of the Participants, but in no event later than two years after such termination; or

             (b) continuation of the Trust created by this Agreement and the distribution of benefits at such time and in such manner as though the Plan had not been terminated.

             (c) by distributing accounts of Plan participants who are no longer employees of the Employer to them in the form in a single lump sum payment.

         8.3 Merger or Consolidation. This Plan and Trust may be merged or consolidated with, or its assets and/or liabilities may be transferred-to any other Plan and Trust only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the Plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation.

                                      8 - 2

                                   ARTICLE IX
                                  MISCELLANEOUS

         9.1 Participant's Rights. This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.

         9.2 Alienation.

             (a) Subject to the exception provided below, no benefit which shall be payable out of the Trust Fund to any person (including a Participant or his Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Trustee, except to such extent as may be required by law.

             (b) This provision shall not apply to the extent a Participant or Beneficiary is indebted to the Plan, for any reason, under any provision of this Agreement, or to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a "qualified domestic relations order" as defined in Section 414(p) of the Code. Provided the consent or consents required pursuant to Section 7.4 have been obtained, at the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, such proportion of the amount distributed as shall equal such indebtedness shall be paid by the Trustee to the Trustee or the Administrator, at the direction of the Administrator, to apply against or discharge such indebtedness. Prior to making a payment, however, the Participant Beneficiary must be given written notice by the Administrator that such indebtedness is to be deducted in whole or part from his Participant's Account. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against his Vested Participant's Account, he shall be entitled to a review of the validity of the claim in accordance with procedures provided in Sections 6.10 and 6.11.

             (c) In the event a Participant's benefits are garnished or attached by order of any court, the Administrator may bring an

                                      9 - 1
action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan. During the pendency of said action, any benefits that become payable shall be paid into the court as they become payable, to be distributed by the court to the recipient it deems proper at the close of said action.

             (d) This provision shall not apply to a "qualified domestic relations order" defined in Code Section 414(p), and by those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order", a former Spouse of a Participant shall be treated as the Spouse or surviving Spouse for all purposes under the Plan.

         9.3 Construction of Agreement. This Plan and Trust shall be construed and enforced according to the Act and the laws of the State of Florida, other than its laws respecting choice of law, to the extent not preempted by the Act.

         9.4 Gender and Number. Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

         9.5 Legal Action. In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee or the Administrator may be a party, and such claim, suit or proceeding is resolved in favor of the Trustee or Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

         9.6 Prohibition Against Diversion of Funds.

             (a) Except as provided below, it shall be impossible under the terms of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any trust fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than for the exclusive benefit of Participants, Retired Participants, or their Beneficiaries.

                                      9 - 2

             (b) In the event the Employer shall make an excessive contribution under a mistake of fact pursuant to Section 403(c)(2)(A) of the Act, the Employer may demand repayment of such excessive contribution at any time within one (1) year following the time of payment and the Trustees shall return such amount to the Employer within the one (1) year period. Earnings of the Plan attributable to the excess contributions may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned.

         9.7 Bonding. Every Fiduciary, except a bank or an insurance company, unless exempted by the Act and regulations thereunder, shall be bonded in an amount not less than 10% of the amount of the funds such Fiduciary handles: provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the Fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in section 412(a)(2) of the Act), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in this Agreement to the Contrary, the cost of such bonds shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund or by the Employer.

         9.8 Employer's and Trustee's Protective Clause. Neither the Employer nor the Trustee, nor their successors, shall be responsible for the validity of any Contract issued hereunder or for the failure on the part of the insurer to make payment provided by any such Contract, or for the action of any person which may delay payment or render a Contract null and void or unenforceable in whole or in part.

         9.9 Insurer's Protective Clause. Any insurer who shall issue Contracts hereunder shall not have any responsibility for the validity of this Plan or for the tax or legal aspects of this Plan. The insurer shall be protected and held harmless in acting in accordance with any written direction of the Trustee, and shall have no duty to see to the application of any funds paid to the Trustee, nor be required to question any actions directed by the Trustee. Regardless of any provision of this Plan, the insurer shall not be required to take or permit any action or allow any benefit or privilege contrary to the terms of any Contract which it issues hereunder, or the rules of the insurer.

                                      9 - 3

         9.10 Receipt and Release for Payments. Any payment to any Participant, his legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of this Agreement, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee, the Administrator and the Employer, either of whom may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Trustee, the Administrator or Employer.

         9.11 Action by the Employer. Whenever the Employer under the terms of this Agreement is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

         9.12 Named Fiduciary and Allocation of Responsibility. The "named Fiduciaries" of this Plan are (1) the Employer, (2) the Administrator, (3) the Trustee and (4) any Investment Manager appointed hereunder. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under this Agreement. In general, the Employer shall have the sole responsibility for making the contributions provided for under Section 3.2; and shall have the sole authority to appoint and remove the Trustee, the Administrator, and any Investment manager which may be provided for under this Agreement; to formulate the Plan's "funding policy and method", and to amend or terminate, in whole or in part, this Agreement. The Administrator shall have the sole responsibility for the administration of this Agreement, which responsibility is specifically described in this Agreement. The Trustee shall have the sole responsibility of management of the assets held under the Trust, except those assets, the management of which has been assigned to an Investment Manager, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in this Agreement. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of this Agreement, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named fiduciary as being proper under this Agreement, and is not required under this Agreement to inquire into the propriety of any such direction, information or action of another named Fiduciary as being proper under this Agreement. It is intended under this Agreement that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Agreement. No named Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity.

                                      9 - 4

         9.13 Headings. The headings and subheadings of this Agreement have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

         9.14 Approval by the Internal Revenue Service.

             (a) Notwithstanding anything herein to the contrary, if, pursuant to an application filed by or on behalf of the Plan, the Commissioner of Internal Revenue or his delegates should determine that the Plan as adopted does not initially or has latter amended or restated qualify as a tax-exempt plan and trust under Sections 401 and 501 of the Code, and such determination is not contested, or if contested, is finally upheld, then the Plan shall operate as if this Part II had not be added.

             (b) Notwithstanding any provisions to the contrary, except Section 2.6, any contribution by the Employer to the Trust Fund is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may within one (1) year following a final determination of the disallowance, whether by agreement with the Internal Revenue Service or by final decision of a court of competent jurisdiction, demand repayment of such disallowed contribution and the Trustee shall return such contribution within one (1) year following the disallowance.

         9.15 Uniformity. All provisions of this Plan shall be interpreted and applied in a uniform nondiscriminatory manner.

         9.16 Investments. The Plan is designed to invest primarily in Employer Securities for the benefit of Participants and their Beneficiaries. Accordingly the Trustee may, and is specifically authorized to, invest all the assets of the Plan in Employer Securities. Employer Securities may be purchased or otherwise acquired from any source, including any party that might be a party in interest (within the meaning of Section 3(14) of the Employee Retirement Income Security Act of 1974, as amended, or any statute of similar import) or a disqualified person (within the meaning of Section 4975(e)(2) of the Code); provided, that if Employer Securities are purchased or acquired from such a party in interest or disqualified person, the Trustee shall neither pay more than adequate consideration (within the meaning of Section 3 (18) of the Employee Retirement Income Security Act of 1974, as amended, or any statute of similar import), nor shall pay any commission to any person in connection with such acquisition.

         9.17 Distribution of Dividends. On or before the thirtieth day after the close of each Plan Year the Administrator shall direct the Trustee as to whether any or all of the cash dividends received on any Employer Securities, if any, owned by the Plan shall be retained by the Plan and allocated or distributed to each Participant. In the event the Administrator elects to cause the

                                      9 - 5
cash dividends to be distributed to Plan Participants, each Participant shall receive, no later than 90 days after the close of the Plan Year in which the dividend is paid, his pro rata share, computed in accordance with the provisions of the Plan of such cash dividend (excluding any earnings thereon).

         9.18 Right to Vote. All Employer Securities which are allocated to the account of Participants shall be voted, to the extent such securities have voting privileges, by the Trustee in accordance with the direction of the Participants. All other shares shall be voted by the Trustee in its sole and absolute discretion.

         9.19 Contributions Contingent Upon Deductibility. Notwithstanding anything to the contrary provided herein, all Employer Contributions to the Plan are hereby expressly conditioned upon their deductibility for Federal Income Tax purposes. To the extent that all or any part of a contribution to the Plan is not deductible for Federal Income Tax purposes, such contributions, in accordance with the applicable provisions of the Code and ERISA, shall be returned to the Employer making such contribution. All contributions to the Plan shall be considered contingent on deductibility for Federal Income Tax purposes notwithstanding the fact that the corporate action authorizing such contributions or the manner of payment of such contributions does not specifically set forth such contingency.

                                      9 - 6

                                    ARTICLE X
                             PARTICIPATING EMPLOYERS

         10.1 Adoption By Other Employers. Notwithstanding anything herein to the contrary, with the consent of the Employer and Trustee, any other corporation or entity (provided an Owner-Employee of such entity does not participate in the Plan for Plan Years beginning before January 1, 1984), whether or not an Affiliate or subsidiary, may adopt this Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by a properly executed document evidencing said intent and will of such Participating Employer.

         10.2 Requirements of Participating Employers.

             (a) Each such Participating Employer shall be required to use the same Trustee as provided in this Plan.

             (b) The Trustee may, but shall not be required to, commingle, hold and invest as one Trust Fund all contributions made by Participating Employers, as well as all increments thereof.

             (c) The transfer of any Participant from or to an Employer participating in this Plan, whether he be an Employee of the Employer or a Participating Employer, shall not affect such Participant's rights under the Plan, and all amounts credited to such Participant's account as well as his accumulated service time with the transferor or predecessor, and his length of participation in the Plan, shall continue to his credit.

             (d) All rights and value forfeited by termination of employment shall inure only to the benefit of the Employee-Participants of the Participating Employer by which the forfeiting Participant was employed, except if the Forfeiture is for an Employee whose Employer is a member of an affiliated or controlled group, then said Forfeiture shall be allocated, based on compensation to all Participant Accounts of Participating Employers who are members of the affiliated or controlled group. Should an Employee of one ("First") Employer be transferred to an associated ("Second") Employer (the Employer, an affiliate or subsidiary), such transfer shall not cause his Account balance (generated while an Employee of "First" Employer) in any manner, or by any amount to be forfeited. Such Employee's Participant Account balance for all purposes of the Plan, including length of service, shall be considered as though he had always been employed by the "Second" Employer and as such had received contributions, forfeitures, earnings or losses, and appreciation or depreciation in value of assets totaling the amount so transferred.

             (e) Any expenses of the Trust which are to be paid by the Employer or borne by the Trust Fund shall be paid by each

                                     10 - 1

Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.

         10.3 Designation of Agent. Each Participating Employer shall be deemed to be a part of this Plan; provided, however, that with respect to all of its relations with the Trustee and Administrator for the purpose of this Plan, each Participating Employer shall be deemed to have designated irrevocably the Employer as its agent. Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan.

         10.4 Employee Transfers. It is anticipated that an Employee may be transferred between Participating Employers, and in the event of any such transfer, the Employee involved shall carry with him his accumulated service and eligibility. No such transfer shall effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

         10.5 Participating Employers Contribution. All contributions made by a Participating Employer, as provided for in this Plan, shall be determined separately on the basis of its total Compensation paid, and shall be paid to and held by the Trustee for the exclusive benefit of the Employees of such Participating Employer and the Beneficiaries of such Employees, subject to all the terms and conditions of this Employer and the Beneficiaries of such Employees, subject to all the terms and conditions of this Plan. Any Forfeiture by an Employee of a Participating Employer subject to allocation during each Plan Year shall be allocated only for the exclusive benefit of the Participants of such Participating Employer in accordance with the provisions of this Plan. On the basis of the information furnished by the Administrator, the Trustee shall keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the accounts and credits of the Employees of each Participating Employer. The Trustee may, but need not, register Contracts so as to evidence that a particular. Participating Employer is the interested Employer hereunder, but in the event of an Employee transfer from one Participating Employer to another, the employing Employer shall immediately notify the Trustee thereof.

         10.6 Amendment. Amendment of this Plan by the Employer at any time when there shall be a Participating Employer hereunder shall only be by the written action of each and every Participating Employer and with the consent of the Trustee where such consent is necessary in accordance with the terms of this Plan.

                                     10 - 2

         10.7 Discontinuance of Participation. Any Participating Employer shall be permitted to discontinue or revoke its participation in the Plan. At the time of any such discontinuance of revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. The Trustee shall thereafter transfer, deliver and assign Contracts and other Trust Fund assets allocable to the Participants of such Participating Employer to such new Trustee as shall have been designated by such Participating Employer, in the event that it has established a separate pension plan for its Employees. If no successor is designated, the Trustee shall retain such assets for the Employees of said Participating Employer pursuant to the provisions of Article VII hereof. In no such event shall any part of the corpus or income of the Trust as it relates to such Participating Employer be used for or diverted for purposes other than for the exclusive benefit of the Employees of such Participating Employer.

         10.8 Administrator's Authority. The Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Participating Employers and all Participants, to effectuate the purpose of this Article and the Plan.

         10.9 Participating Employer Contribution For Affiliate. If any Participating Employer is prevented in whole or in part from making a contribution to the Trust Fund which it would otherwise have made under the Plan by reason of having no current or accumulated earnings or profits, or because such earnings or profits are less than the contribution which it would otherwise have made, then so much or the contribution which such Participating Employer was so prevented from making may be made, for the benefit of the participating employees of such Participating Employer, by the other Participating Employers who are members of the same affiliated group to the extent of their current of accumulated earnings or profits, except that such contribution by each such other Participating Employer shall be limited to the proportion of its total current and accumulated earnings or prof its remaining after adjustments for its contribution to the Plan made without regard to this paragraph which the total prevented contribution bears to the total current and accumulated earnings or profits of all the Participating Employers remaining after adjustment for all contributions made to the Plan without regard to this paragraph.

         A Participating Employer on behalf of whose employees a contribution is made under this paragraph shall not reimburse the contributing Participating Employers.

                                     10 - 3

                                   ARTICLE XI
                            TOP-HEAVY PLAN PROVISIONS

         11.1 Definitions. Whenever used in this Article XI, the following words and phrases shall have the respective meanings stated below unless a different meaning is plainly required by the context, and when the defined meaning is intended, the term is capitalized.

              (a) "Aggregation Group" means:

                  (1) all plans of the Employer in which one or more Key Employees are participants, and all other plans maintained by the Employer that enable any plan in which a Key Employee is a participant to comply with the coverage and non-discrimination requirements of Sections 401(a)(4) and 410 of the Code, and

                  (2) all plans that the Employer designates as part thereof, provided the resulting Aggregation Group meets the coverage and non-discrimination requirements of Sections 401(a)(4) and 410 of the Code.

              (b) "Determination Date" means for any Plan Year, the last day of the preceding Plan Year, or, in the case of the first Plan Year of a plan, the last day of the plan year. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

              (c) "Key Employee" means, with respect to any Plan Year, any Employee or Former Employee (or his Beneficiary) who is, at any time during such Plan Year (or was during any of the four (4) preceding Plan Years):

                  (1) an officer of the Employer; provided, however, that the term officer shall not include any person having an annual Section 415 Compensation that does not exceed 150% of the dollar limitation in effect under
Section 415(c)(1)(A) of the Code for any such Plan Year; and provided, further, that not more than the lesser of:

                           (A) fifty (50) individuals (or their respective
Beneficiaries) employed by the Employer, or

                           (B) the greater of three (3) such individuals (or
their Beneficiaries) or ten percent (10%) of all such individuals (or their Beneficiaries), shall be deemed to be officers with respect to any Plan Year;

                  (2) one of the ten (10) Employees owning (or considered as owning within the meaning of Section 318 of the Code) both more than a one-half (1/2%) percent interest in any Employer or

                                     11 - 1

Affiliate and the largest interests in any Employer or Affiliate); provided, however, that an Employee will not be considered a top ten owner for any Plan Year in which his Section 415 Compensation does not exceed the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such Plan Year; or

                  (3) a person who owns, or is considered as owning within the meaning of Section 318 of the Code,

                           (A) more than five percent (5%) of the Employer's
outstanding stock or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer, or, in the case of an unincorporated business, an owner of more than five percent (5%) of the capital or profits interest in the Employer, (determined in each case without regard to the ownership of any Affiliate), such an owner being sometimes referred to in the Plan as a "Five Percent Owner", or

                           (B) more than one percent (1%) of such stock, or
capital or profits interest, and who has aggregate Section 415 Compensation from the Employer and any Affiliate in such year in excess of One Hundred Fifty Thousand Dollars ($150,000).

              (d) "Non-Key Employee" means any Employee who is not a Key
Employee.

              (e) "Present Value of Accrued Benefits" means in the case of a defined benefit plan, a Participant's Present Value of Accrued Benefit shall be as determined under the provisions of the applicable defined benefit plan.

              (f) "Top Heavy Group" means an Aggregation Group in which, as of the Determination Date, the sum of:

                  (1) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in the group, and

                  (2) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group, exceeds sixty percent (60%) of a similar sum determined for all Participants.

              (g) "Top Heavy Plan Year" means any Plan Year commencing after December 31, 1983, in which the Plan is a Top Heavy Plan as determined under
Section 11.2.

                                     11 - 2

                  (1) the aggregate Present Values of the Accrued Benefits of Key Employees under any defined benefit pension plan in an Aggregation Group that includes this Plan, and

                  (2) the aggregate account balances of Key Employees under this Plan and any other plan in Aggregation Group that includes this Plan, exceeds sixty percent (60%) of the sum of the aggregate Present Values of Accrued Benefits and account balances of all Participants (and Former Participants to the extent of their unpaid benefits) under this Plan and of all Participants (and Former Participants to the extent of their unpaid benefits) under any other plans in an Aggregation Group that includes this Plan.

              (b) This Plan shall be a Super Top Heavy Plan for any Plan Year commencing after December 31, 1983, in which, as of the Determination Date for such Plan Year, the sum of:

                  (1) the aggregate Present Values of the Accrued Benefits of Key Employees under any defined benefit plan in any Aggregation Group that includes this Plan, and

                  (2) the aggregate account balances of Key Employees under this Plan and any other plan in an Aggregation Group that includes this Plan,

exceeds ninety percent (90%) of the sum of the aggregate Present Values of Accrued Benefits and the account balances of all Participants under this Plan (and Former Participants to the extent of their unpaid benefits) and of all Participants (and Former Participants to the extent of their unpaid benefits) under any other plans in an Aggregation Group that includes this Plan.

              (c) For purposes of paragraphs (a) and (b) of this Section 11.2:

                  (1) if any Participant is a Non-Key Employee with respect to any Plan for any Plan Year, but such Participant was a Key Employee with respect to such Plan for any prior Plan Year, the present value of such participant's accrued benefits and/or account balances shall not be taken into account;

                  (2) distributions made within the Plan Year that includes the Determination Date and within the four (4) immediately preceding plan years, and contributions due as of the Determination Date, shall be included in the value of a Participant's accrued benefit or account balance, as the case may be. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which if it had not been terminated would

                                     11 - 3
have been required to be included in an Aggregation Group, will be counted;

                  (3) rollover contributions and transfers from other plans shall be taken into account to the extent required under Section 416 of the Code and the regulations thereunder; and

                  (4) For Plan Years beginning after December 31, 1984, if any person has not performed any service for any Employer (other than benefits under the Plan) at any time during the 5-year period ending on the Determination Date, then the Present Value of Such Participant's Accrued Benefits and/or account balances shall not be taken into account.

         11.3 Special Rules for Top Heavy Plans. Notwithstanding nay other provision of this Plan to the contrary, the following rules shall apply for any Top-Heavy Plan Year:

              (a) Compensation. The Compensation taken into account under the Plan for any Employee shall not exceed $200,000 for the Plan Year, or such other dollar amount as may be prescribed by the Secretary of the Treasury or his delegate.

              (b) Minimum Contribution.

                  (1) Subject to paragraph (3) below, the sum of the contributions and forfeitures allocated under Sections 3.4(b) hereof to the Participant's Accounts of each Employee who has satisfied the eligibility requirements of Section 2.1 and who is a Non-Key Employee shall be equal to the lesser of (A) three percent (3%) of the Section 415 Compensation paid to such Non-Key Employee for the Plan Year, and (B) the largest percentage that the contributions and forfeitures allocated under Section 3.4(b) hereof for such Plan Year to the Participant's Account of any Key Employee bears to the Section 415 Compensation paid to such Key Employee for the Plan Year.

                  (2) For any Top Heavy Plan Year, the minimum allocations set forth above shall be allocated to the Accounts of all Non-Key Employees who are eligible to participate in the Plan during such Plan Year and who are employed by an Employer on the last day of the Plan Year, whether or not such Non-Key Employees have completed 1000 Hours of Service in such Plan Year, regardless of the Non-Key Employee's level of Compensation and regardless of whether the Non-Key Employee declines to make a mandatory contribution to a plan that generally requires such a contribution.

                  (3) For purposes of determining whether the minimum contribution requirements of this Section 11.3 have been met, all defined contribution plans required to be included in an Aggregation Group pursuant to
Section 11.1(a)(1) shall be treated

                                     11 - 4
as a single plan. Notwithstanding anything to the contrary, in any Plan Year in which a Non-Key Employee is eligible to participate in this Plan and also is a participant in one or more other defined contribution plans in an Aggregation Group described in Section 11.1(a)(1) in which this Plan is included, the minimum benefits provided under subparagraphs (1) shall be reduced by the contributions and forfeitures allocated to the Account of the Non- Key Employee in the Plan Year under such other plan or plans. Further, notwithstanding anything herein to the contrary, in any Plan Year in which as Non-Key Employee is eligible to participate in this Plan and also is a participant in one or more defined benefit pension plans in an Aggregation Group in which this Plan is included, the Employer shall not be required to provide a Non-Key Employee with both the full separate minimum defined benefit plan benefit and the full separate defined contribution plan allocations. Therefore, if such a Non-Key Employee is participating in a defined benefit plan in the Aggregation Group and the minimum benefits under Section 416(c)(1) of the Code are accruing to the Non-Key Employee under such plan, the minimum allocation provided for under subparagraph (1) shall not be applicable, and no minimum contribution shall be made for the benefit of such Non-Key Employee under this Plan. Alternatively, the Employer may satisfy the minimum benefit requirement of Section 416(c) of the Code for the Non-Key Employees by increasing the percentage specified in
Section 11.3(b)(1)(A) from 3% to 5% (and the percentage specified in the first sentence of Section 11.3(d) from 4% to 7 1/2%) and providing no minimum benefit under the defined benefit plan, or by providing any combination of benefits and/or contributions that satisfy the safe harbor rules of any regulations issued by the Treasury.

             (c) Vesting. For any Top Heavy Plan Year, the vesting schedule set forth in Section 5.3(b) hereof shall not be less rapid than the following:

         Years of Service                                     Vested Percentage
         ----------------                                     -----------------
         Less than         2                                                  0%
                           2                                                 20%
                           3                                                 40%
                           4                                                 60%
                           5                                                 80%
           6 or more                                                        100%



             (d) Maximum Benefits.

                  (1) 1.0 shall be substituted for 1.25 each place that it appears in Sections 3.5 (k) and (1) hereof and $41,500 shall be substituted for $51,875 where it appears in Section 3.5(l)(4) hereof unless 4% is substituted for 3% as the minimum allocation provided for in Section 11.3. However, for any Plan

                                     11 - 5

Year in which this Plan is a Super Top Heavy Plan, 1.0 shall be substituted for
1.25 and $41,500 shall be substituted for $51,875, as specified in the preceding sentence, in any event.

                  (2) If (1) the substitution of 1.00 for 1.25 and $41,500 for $51,875 above or (2) the excess benefit accruals or "annual additions" provided for in Internal Revenue Service Notice 82-19 cause the 1.0 limitation to be exceeded for any Participant in any "limitation year", such Participant shall be subject to the following restrictions for each future "limitation year" until the 1.0 limitation is satisfied: (A) the Participant's accrued benefit under the defined benefit plan shall not increase (B) no "annual additions" may be credited to a Participant's accounts and (c) no Employee contributions (voluntary or mandatory) shall be made under any defined benefit plan or any defined contribution plan of the Employer.

                                     11 - 6

                                   ARTICLE XII
                                   PUT OPTION

         12.1 Payments of Benefits, Put Option and Right of First Refusal.

              (a) Except as otherwise provided in (e) below, the amount of any benefit to which a Participant is entitled under Article III hereof shall be paid to him, to the extent possible, in whole shares of Employer Securities, with the value of any fractional shares to which a Participant would otherwise be entitled to be paid in cash. During the sixty (60) day period immediately preceding the proposed distribution date of the benefit which the Participant is entitled to receive under the Plan, the Trustee, to the extent possible, shall apply the balance in the Participant's Other Investment Account to the purchase of whole shares of Employer Securities, which shares shall be allocated to the Participant's Employer Securities Account. Any portion of the balance of a Participant's Other Investment Account that the Trustee is unable to apply to the purchase of whole shares of Employer Securities within the said sixty (60) day period shall be paid in cash. Notwithstanding the foregoing provisions of this paragraph (a), if the amount to which any Participant is entitled under
Article III is less than $3,500, the Administrator may, in accordance with a uniform and nondiscriminatory policy, pay such amount to the Participant or his beneficiary in the form of cash rather than Employer Securities, unless the Participant or his beneficiary demands that such amount be distributed in the form of Employer Securities; provided, however, that prior to distributing any such amount in cash, the Participant's right to demand a distribution in the form of Employer Securities instead of cash shall have been communicated to the Participant or his beneficiary in writing by the Administrator.

              (b) In the event of a Participant's severance of employment for reasons other than his retirement, disability or death, the vested interest in his Accounts shall be paid to the Participant in a single distribution on the first day the Participant would have been eligible to retire if his employment with the Employer had not been terminated or in accordance with a uniform and non-discriminatory distribution policy adopted by the Administrator; provided, however, that the Administrator in its sole discretion shall have the right, at any time, to accelerate the date of payment if the Participant consents to such acceleration or if the amount to be distributed is not more than $3,500.

              (c) (1) The provisions of this paragraph (c) relate to any Employer Securities acquired with borrowed funds. Except to the extent hereinafter provided in this paragraph (c), except as provided in paragraph (d) of this Article XII or except as otherwise required by applicable law, no such Employer Securities

                                     12 - 1
may be subject to a put, call or other option, or buy-sell or similar arrangement while held by and when distributed from the Plan.

                  (2) If any such Employer Securities, when distributed to or for the benefit of a Participant, are not then listed on a national securities exchange registered under section 6 of the Securities Exchange Act of 1934 (the "1934 Act") or are not then quoted on a system sponsored by a national securities association registered under section 15A(b) of the 1934 Act, or, if so listed or quoted, are then subject to a trading limitation (a restriction under any federal or state securities law, any regulation thereunder or any permissible agreement affecting such Employer Securities that makes such Employer Securities not as freely tradable as Employer Securities not subject to such restriction), then the Participant, the Participant's beneficiary or beneficiaries, the persons to whom such shares are transferred by gift from the Participant, or any person to whom such Employer Securities pass by reason of the death of the Participant or a beneficiary of the Participant, as the case may be, (hereinafter "The Holders") shall be granted an option to put any of the shares of such Employer Securities to the Employer. The put option shall provide that, for a period of fifteen (15) months after such shares are distributed, The Holders shall have the right to have the Employer purchase such shares at their Fair Market Value on the date the put option is exercised. Any such put option shall be exercised by The Holder notifying the Employer in writing that the put option is being exercised; the date of exercise shall be the date the Employer receives such written notice. Payment of the purchase price shall be made by the Employer, solely at the election of the Employer, either in cash within 30 days after the date of exercise or by an installment purchase. Any installment purchase must provide for adequate security, a reasonable interest rate and a payment schedule providing for cumulative payments at any time not less than the payments that would be made if made in substantially equal annual installments beginning within 30 days and ending not more than five years (which may be extended to a date no later than the earlier of ten years after the date of exercise or the date the proceeds of the loan used by the plan to acquire the securities in question are entirely repaid) after the date the put option is exercised.

                  (3) The following special rules shall apply to any put option granted with respect to any such Employer Securities:

                           (A) At the time that any such option is exercised,
the Plan shall have an option to assume the rights and obligations of the Employer under the put option.

                           (B) If it is known at the time that a loan is made to
the Plan to enable it to purchase Employer Securities that federal or state law will be violated by the Employer honoring the

                                     12 - 2
put option provided in this paragraph (c), the holder of any such put option shall have the right to put such Employer Securities to a third party that has substantial net worth at the time the loan is made and whose net worth is reasonably expected to remain substantial, the identity of such third party to be selected by the Administrator.

                           (C) If any such Employer Securities are publicly
traded without restriction when distributed but cease to be so traded within 15 months after distribution, the Employer shall notify each holder of such Employer Securities, in writing, on or before the tenth day after the date such Employer Securities cease to be so traded, that for the remainder of the 15-month period, such Employer Securities are subject to a put option. Such notice shall also inform the holder of the terms of such put option (which terms shall be consistent with the provisions of this paragraph (c)). If such notice is given after the tenth day after the date such Employer Securities cease to be so traded, the duration of the put option shall be extended by the number of days between such tenth day and the date on which notice is actually given.

                           (D) The period during which a put option is
exercisable shall not include any time when a distributes is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable federal or state law.

                  (4) Except as otherwise permitted by law, the provisions of this paragraph (c) are not terminable for any reason, including as a result of the repayment of the loan in question or by the cessation of the Plan as an employee stock ownership plan.

              (d) The Employer or, if the Employer does not exercise such right, the Plan shall have a right of first refusal with respect to any Employer Securities constituting stock or another equity security, or a debt security convertible into stock or another equity security, that are distributed for the benefit of a Participant or his beneficiary under this Plan. Such right of first refusal shall be subject to the following terms and conditions:

                  (1) At the time the right of first refusal may be exercised, the Employer Securities subject thereto must not then be listed on a national securities exchange registered under section 6 of the Securities Exchange Act of 1934 (the "1934 Act") or must not then be quoted on a system sponsored by a national securities association registered under section 15A(b) of the 1934 Act.

                  (2) If at any time the person owning or otherwise having the right to sell such Employer Securities subject to the right of first refusal (whether or not such person received such securities from the Trust or as a result of a gift, a pledge or

                                                      12 - 3
otherwise) desires to sell such securities, or any portion thereof, such person shall provide notice in writing to the Employer and to the Trustee (on behalf of the Plan), with such notice to include the name and address of the person to whom it is proposed that the securities be sold and of the person proposing to make the sale, the proposed purchase price therefor and the proposed terms of payment. The Employer and/or the Trustee shall have fourteen (14) days from the giving of such notice within which to give notice in writing to the person proposing to make the sale of the desire to exercise the right of first refusal. If both the Employer and the Trustee (on behalf of the Plan) exercise such right of first refusal, the Employer shall have the priority to make the purchase.

                  (3) If the Employer or the Trustee exercise the right of first refusal, the purchase of the shares shall take place as soon thereafter as is practicable at the offices of the purchaser. The purchase price and other terms of the purchase shall not be less favorable to the seller than the greater of the Fair Market Value of the securities in question or the purchase price and other terms offered by the proposed purchaser (other than the Employer of the Plan) making a good faith offer to purchase the security.

              (e) In the event the Company's articles of incorporation, charter or by-laws restrict the ownership of substantially all of the outstanding Employer Securities to Employees or to a trust described in Section 401(a) of the Code, and if the Employer Securities are not readily tradable on an established market the provisions contained in subparagraph (a) of this Article XII shall not be effective with respect to the Payment of a Participant's benefit, the Participant being only entitled to receive a distribution of the value of each of his Accounts in the Plan in cash. Such cash distribution shall be made at the time and in the form and manner provided in subparagraph (b) of this Article XII.

              (f) In the event that any benefit is undeliverable to a Participant or his beneficiary within one year of the date such benefit is due because of the inability of the Administrator to locate the Participant or his beneficiary, such amount shall be deemed to be forfeited and such forfeited amount shall be reallocated pursuant to the provisions of paragraph (e) of
Article III at the end of the Plan Year immediately following or concurring with the date that is one year after the date such benefit is due; provided, however, that such benefit shall be reinstated if a claim is made by a Participant or his beneficiary for the forfeited benefit. Any reclaimed benefit shall be payable within ninety (90) days after the claim is made, but in no event later than the sixtieth (60th) day after the end of the Plan Year in which the claim is made.

                                     12 - 4

                                  ARTICLE XIII

                                  Voting Rights

         13.1 A Participant is entitled to direct the Administrator as to the manner in which voting rights of Employer Securities which are acquired by the Trust and allocated to his Employer Securities Account. The Administrator shall, at least twenty (20) days prior to each meeting of holders of Employer Securities, provide each Participant entitled under this section to direct the voting of Employer Securities, with notice of such meeting and of those matters which at the time of the mailing of the notice are expected to be presented at such meeting for action by holders of Employer Securities, together with an appropriate form with which the Participant can direct the manner of voting on such matters. If instructions on such matters are received by the Administrator with respect to any Employer Securities prior to such meeting, the Administrator shall instruct the Trustee to vote in accordance with such instructions. The Administrator shall, in its discretion, instruct the Trustee as to the manner of voting or not voting (i) any Employer Securities in an Employer Securities Account of a Participant with respect to such matters and as to which no such instructions have been received and (ii) Employer Securities which are yet to be allocated to a Participant's Employer Securities Account.

                                     13 - 1

                                   ARTICLE XIV
                                86 ACT AMENDMENTS

         The 1986 Act Amendments applicable to this Part II are more particularly set forth in Part I.

                                     14 - 1

                                   ARTICLE XV
                          RETIREMENT EQUITY ACT OF 1984

         The Retirement Equity Act Amendments applicable to this Part II are more particularly set forth in Part I.

                                     15 - 1

                                   ARTICLE XVI
                          DEFICIT REDUCTION ACT OF 1984

         The Deficit Reduction Act of 1984 amendments applicable to this Part II are more particularly set forth in Part I.

                                     16 - 1

                                  ARTICLE XVII
                        PROPOSED REGULATION 1.401(l)(9)-2

         The Proposed Regulation 1.401(l)(9)-2 amendments applicable to this
Part II are more particularly set forth in Part I.

                                     17 - 1

                                  ARTICLE XVIII
                              ROLLOVER DISTRIBUTION

         The Rollover Distribution amendments applicable to this Part II are more particularly set forth in Part I.

                                     18 - 1

                                   EXHIBIT A

                             AMENDMENT NO. 1 TO THE
                     PBSJ EMPLOYEE PROFIT SHARING AND STOCK
                            OWNERSHIP PLAN AND TRUST

         THIS AMENDMENT, made this 19th day of June, 1995, between Post, Buckley, Schuh & Jernigan, Inc. (hereinafter called the "Employer") and H. Michael Dye, William W. Randolph, Kevin J. Cooley, Judith A. Squillante, David
A. Twiddy, John B. Zumwalt and Jose B. Gonzalez (hereinafter collectively referred to as the "Trustees");

                              W I T N E S S E T H:

         WHEREAS, the Employer and the Trustees did establish the (the "Plan") for the sole and exclusive benefit of its eligible employees and their respective beneficiaries under the terms and provisions of the Internal Revenue Code of 1986, as amended; and

         WHEREAS, the Employer reserved the right to amend said Plan;

         NOW, THEREFORE, effective as of January 1, 1995, the Plan shall be amended as follows:

         1. A new sentence shall be added to ss.1.16 of Part I and ss.I.13 of
Part II of the Plan and shall read as follows:

         Notwithstanding anything to the contrary above, no individual who is a non-resident alien who receives no earned income from sources within the United States shall be considered an Employee for any purpose hereunder.

         2. In all other respects, the Plan shall remain unchanged by this Amendment.

         IN WITNESS WHEREOF, the Employer has caused this instrument to be executed and the Trustees have executed this instrument the date and year first above written.

                                                PBSJ, INC.

                                                BY:__________________________
                                                         Richard Wickett

                                                TRUSTEES

                                                BY:__________________________
                                                         H. Michael Dye

                                                BY:__________________________
                                                         William W. Randolph

                                                BY:__________________________
                                                         Kevin J. Cooley

                                                BY:__________________________
                                                         Judith A. Squillante

                                                BY:__________________________
                                                         David A. Twiddy

                                                BY:__________________________
                                                         John B. Zumwalt

                                                BY:__________________________
                                                         Jose B. Gonzalez

                                   EXHIBIT B

                             AMENDMENT NO. 2 TO THE
                        PBSJ EMPLOYEE PROFIT SHARING AND
                         STOCK OWNERSHIP PLAN AND TRUST

         THIS AMENDMENT made this 23rd day of November, 1998, between Post, Buckley, Schuh & Jernigan, Inc. (hereinafter called the "Employer") and H. Michael Dye, William W. Randolph, Bernard F. Silver, Kevin J. Cooley, Jose B. Gonzalez, Robert J. Paulsen, Judith A. Squillante and John B. Zumwalt, (hereinafter collectively referred to as the "Trustee");

                              W I T N E S S E T H:

         WHEREAS, the Employer and the Trustees did establish the PBSJ Employee Profit Sharing Plan and Trust (the "Plan") for the sole and exclusive benefit of its eligible employees and their respective beneficiaries under the terms and provisions of the Internal Revenue Code of 1986, as amended; and

         WHEREAS, the Employer reserved the right to amend said Plan;

         NOW, THEREFORE, effective January 1, 1994, the Plan shall be amended as follows:

         1.       Section 3.6(b)(1) shall be revised to read as follows.

         (1) The matching contributions, if any, made to the Plan pursuant to Section 3.1(ii) shall be allocated to the non-elective account of each Participant in the same proportion as Participant's Deferred Compensation for the year bears to the total Deferred Compensation of all eligible Participants for that year. However, such matching contribution shall not be allocated to the non-elective account of any Participant who is a Highly Compensated [as defined in Section 3.7(b)(2)] for the Plan Year. In making the matching allocation provided for above, only Deferred Compensation up to 5% of a Participant's Compensation shall be considered. For purposes of performing the 401 (m) ACP tests all such contributions shall be included.

         2.       The following shall be added to Section 1.52 of the Plan:

         For vesting purposes, all service with the Employer, including service performed for any organization who is a member of a controlled group of corporations of the Employer or that trades or does business under common control of the Employer or that is a member of an affiliated service group with the Employer shall be counted for vesting services hereunder. Further, credit with all predecessor employers as defined by Code Section 414(a)(1) shall be included. In the case of leased employees, service to the Employer aggregated under Code Section 414(b), (c) or

         (m) shall be counted for vesting purposes hereunder whether or not the leased employee is or was eligible to participate in the Plan.

         3. The last sentence of Section 3.6(e) shall be revised to read as follows:

         A forfeiture shall be deemed to occur upon the last day of the Plan Year in which the participant receives a distribution of his interest in the Plan or, if earlier, the occurrence of five (5) consecutive one
         (1) year breaks in service.

         4. The words in Plan Section 5.7(b) to "five (5) years of service" shall be revised to refer to "three (3) years of service," and the following sentence shall be added to Section 5.7(b) to read as follows:

         An employee's right to his or her normal retirement benefit shall be non-forfeitable upon attainment of normal retirement age.

         5.       The following shall be added toss.3.9(d) of the Plan:

         For purposes of applying the annual compensation limit under Section 401 (a)(1 7), the family unit of an employee who is either five (5%) percent owner or both a highly compensated employee and one of the ten most highly compensated employees will be treated as a single employee with one compensation and, except for the purpose of determining compensation below the Plan's integration level, if any, the annual compensation limit will be allocated among members of the family unit equally. A family unit for this purpose is the employee who is a five (5%) percent owner or one of the ten most highly compensated employees, the employee's spouse, and the employee's lineal descendants who have not attained age nineteen (19) before the close of the year.

         6. Section Article XII Section X shall be amended to read as follows:

         The amount of excess contributions for highly compensated employees will be determined in the following manner. First, the actual deferral ratio of the highly compensated employee with the highest actual deferral ratio is reduced to the extent necessary to satisfy the actual deferral percentage test or cause such ratio to equal the actual deferral ratio of the highly compensated employee with the next highest ratio. Second, this process is repeated until the actual deferral percentage test is satisfied. The amount of excess contributions for highly compensated employees is equal to the total of the elective and other contributions taking into account the actual deferral percentage test minus the product of the employee's reduced deferral ratio as determined above and employee's compensation. The amount of excess contributions distributed or re-characterized shall be reduced by excess deferrals previously distributed for the taxable year ending in the same Plan year. Excess deferrals to be distributed for a taxable year will be reduced by excess contributions previously distributed or re-characterized for the Plan beginning in such taxable year.

         With respect to the test for multiple use of the alternative limitation, the provisions of Section 1.401 (m)-2(b) of the regulations are hereby incorporated by reference. In the event a correction is necessary as a result of the multiple use limitation, it will be corrected through reduction of the actual deferral percentage with respect to all highly compensated employees.

         7. The following sentence shall be added to Section 4.2 of Part 2 of the Plan and shall read as follows:

         All valuations of Employer securities which are not readily tradeable on an established market shall be made by an independent appraiser satisfying requirements similar to those of Code Section 170(a)(1).

         8. The following sentence shall be added to Section 5.1 and shall read as follows:

         Notwithstanding anything to the contrary herein, a Participant may elect to commence distribution of his or her account balance not later than that required by Code Section 409(o).

         9. The following sentence shall be added to Section 3.6B(2) and shall read as follows:

         For purpose of performing the 401(m) ACP tests all such contributions shall be included.

         10. In all other respects, the Plan shall remain unchanged by the Amendment.

                  IN WITNESS WHEREOF, the Employer has caused this instrument to be executed and the Trustees have executed this instrument the date and year first above written.

                                          POST, BUCKLEY, SCHUH & JERNIGAN, INC.

                                          By:___________________________________
                                                   H. MICHAEL DYE, President

                                          TRUSTEES:

_______________________________           ______________________________________
H. Michael Dye                            Jose B. Gonzalez

_______________________________           ______________________________________
William W. Randolph                       Robert J. Paulsen

_______________________________           ______________________________________
Bernard F. Silver, Real Estate            Judith A. Squillante
Trustee

_______________________________           ______________________________________
Kevin J. Cooley                           John B. Zumwalt

                                   EXHIBIT C

                             AMENDMENT NO. 3 TO THE
                        PBSJ EMPLOYEE PROFIT SHARING AND
                         STOCK OWNERSHIP PLAN AND TRUST

         THIS AMENDMENT made this 23rd day of November, 1998 between Post, Buckley, Schuh & Jernigan, Inc. (hereinafter called the "Employer") and H. Michael Dye, William W. Randolph, Bernard F. Silver, Kevin J. Cooley, Jose B. Gonzalez, Robert J. Paulsen, Judith A. Squillante and John B. Zumwalt, (hereinafter collectively referred to as the "Trustee");

                              W I T N E S S E T H:

         WHEREAS, the Employer and the Trustees did establish the PBSJ Employee Profit Sharing Plan and Trust (the "Plan") for the sole and exclusive benefit of its eligible employees and their respective beneficiaries under the terms and provisions of the Internal Revenue Code of 1986, as amended; and

         WHEREAS, the Employer reserved the right to amend said Plan;

         NOW, THEREFORE, effective as specifically set forth herein, the Plan shall be amended as follows:

         1. The following sentence shall be added to Section 1. 1 7 of the Plan and shall read as follows:

         Effective January 1, 1997, PBS&J, Inc. (Texas), PBS&J, Inc. of Arizona and Measurement Science, Inc. shall become Participating Employers in this Plan. Effective January 1, 1998, Espey, Huston & Associates, Inc. shall become a Participating Employer hereunder.

         2. The following sentence shall be added to Section 1.9 of the Plan and shall read as follows:

         Effective January 1, 1998, Compensation shall include all non-taxable salary reduction contributions made to a flexible spending account pursuant to Internal Revenue Code Section 125 Plan maintained by a Participating Employer hereunder.

         3. Effective January 1, 1998, the last sentence of Section 5.1(b)(I) of the Plan shall be amended to read as follows:

         If the value of the Participant's Vested Account is less than or equal to $5,000.00, the Advisory Committee may direct that payments commence within one hundred twenty (120) days after the end of the Plan Year in which the Participant's employment terminates without the Participant's consent.

         4. Section 2.2 of the Plan shall be amended to add the following sentence:

         October 1, 1996 shall constitute a special enrollment entry date for employees of Frank Coleman & Associates and Coastal Environmental Services, Inc. employees who were transferred to a Participating Employer in this Plan on October 1, 1996.

         5. Effective May 1, 1998, the following sentence shall be added to Section 2.1 to read as follows:

         From and after May 1, 1998, all employees shall be immediately eligible to participate in the Plan.

         6. In all other respects, the Plan shall remain unchanged by this Amendment.

         IN WITNESS WHEREOF, the Employer has caused this instrument to be executed and the Trustees have executed this instrument the date and year first above written.

                                          POST, BUCKLEY, SCHUH & JERNIGAN, INC.

                                          By:___________________________________
                                                   H. MICHAEL DYE, President

                                          TRUSTEES:

_______________________________           ______________________________________
H. Michael Dye                            Jose B. Gonzalez

_______________________________           ______________________________________
William W. Randolph                       Robert J. Paulsen

_______________________________           ______________________________________
Bernard F. Silver, Real Estate            Judith A. Squillante
Trustee

_______________________________           ______________________________________
Kevin J. Cooley                           John B. Zumwalt